UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________

FORM N-CSR

________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-23334

Symmetry Panoramic Trust

(Exact name of registrant as specified in charter)

________

151 National Drive

Glastonbury, CT 06033

(Address of principal executive offices) (Zip code)

Timothy Richards

Symmetry Partners, LLC

151 National Drive

Glastonbury, CT 06033

(Name and address of agent for service)

Copy to:

Mark C. Amorosi, Esq.

K&L Gates LLP

1601 K Street NW

Washington, D.C. 20006

Registrant’s telephone number, including area code: (844) 796-3863

Date of fiscal year end: August 31, 2023

Date of reporting period: August 31, 2023

Item 1. Reports to Stockholders.

(a)	A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “1940 Act”) (17 CFR § 270.30e-1), is attached hereto.

Symmetry Panoramic Trust

Annual Report

AUGUST 31, 2023

Symmetry Panoramic US Equity Fund (SPUSX)
Symmetry Panoramic International Equity Fund (SPILX)
Symmetry Panoramic Global Equity Fund (SPGEX)
Symmetry Panoramic Tax-Managed Global Equity Fund (SPGTX)
Symmetry Panoramic US Fixed Income Fund (SPUBX)
Symmetry Panoramic Municipal Fixed Income Fund (SPMFX)
Symmetry Panoramic Global Fixed Income Fund (SPGBX)
Symmetry Panoramic Alternatives Fund (SPATX)

SYMMETRY PANORAMIC TRUST
AUGUST 31, 2023

Table of Contents

Shareholders’ Letter	1
Management Discussion of Fund Performance	6
Schedules of Investments	14
Statements of Assets and Liabilities	93
Statements of Operations	95
Statements of Changes in Net Assets	98
Financial Highlights	106
Notes to Financial Statements	114
Report of Independent Registered Public Accounting Firm	151
Trustees and Officers of the Trust	154
Disclosure of Fund Expenses	160
Advisory and Sub-Advisory Agreement Approval Disclosure	162
Notice to Shareholders	170

The Funds file their complete schedules of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (Form N-Q for filings prior to March 31, 2020). The Funds’ Forms N-Q and N-PORT are available on the SEC’s website at http://www.sec.gov.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how the Funds voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-844-796-3863; and (ii) on the SEC’s website at http://www.sec.gov.

SYMMETRY PANORAMIC TRUST
AUGUST 31, 2023
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Shareholders’ Letter

Dear Shareholders,

On behalf of the Symmetry Panoramic Trust, I am pleased to present you with the annual report for the year ending August 31, 2023 (the “fiscal year” or “period”). During this fiscal year, the Symmetry Panoramic Funds celebrated their fourth anniversary. The Symmetry Panoramic Fund complex includes eight mutual funds that can be purchased individually or used to construct diversified, global, multi-factor, multi-asset-class portfolios. We believe we have a unique offering, combining a fund-of-funds structure with the ability to include sub-accounts, that allows us to access our preferred implementation from many well-known investment managers.

Fiscal year 2023 brought various unique challenges. While the severity of the global pandemic has declined, other economic concerns emerged. As economies that had been aggressively stimulated during the pandemic returned to normal levels of activity, inflation emerged as a concerning development. Early interpretations that this spike in inflation was only transitory quickly faded as the Consumer Price Index (“CPI”) reached levels not seen in four decades(i). The U.S. Federal Reserve Board (the “Fed”) responded with a series of increases in the Federal Funds rate to combat inflation and the US inflation data suggest the Fed’s actions to tame inflation have been effective. U.S. inflation as measured by year over year CPI change decreased from 8.2% to 3.7% over Fiscal 2023(ii). Despite the concerns of heightened inflation and the impact of the Fed’s actions on output, equity markets were hopeful for a “soft landing,” as returns were resilient globally. The global equity market(iii) was up more than 13% for the fiscal year, with non-U.S. developed equities(iv) outperforming the U.S. equity market(v) which, in turn, outperformed emerging markets equities(vi).

Two of our strongest held beliefs are that (1) the power of diversification, which typically reduces the amount of risk that any individual holding, asset class, geography, or investing style, among other exposures, may contribute to the portfolio and (2) multi-factor (investment style) investing that emphasizes small, value, profitable, low volatility, and positive momentum styles in our strategies provides the potential to outperform markets over time. The Symmetry Panoramic equity funds turned in strong performance for the fiscal year with returns ranging from 10.1% to 11.9%, while trailing their respective benchmarks in part due to our broad diversification and multi-factor positioning. This was especially true in the U.S. equity markets as their rise was to a great extent concentrated in a handful of large-growth technology stocks. Small, value, low volatility, and momentum stocks generally trailed the broad market benchmarks in the U.S. Only higher quality (including higher profitability) companies outperformed the broad U.S. market. Style factors fared better outside the U.S. with value and quality outperforming in non-U.S. developed markets, and size, value, and low volatility outperforming in emerging markets(vii). As a result, all four equity funds underperformed their benchmarks in fiscal year 2023 with the underperformance more pronounced in the U.S. equity fund. However, when looking at trailing 3-year performance through the end of fiscal year 2023, all of the Symmetry Panoramic equity funds have outperformed their respective benchmarks largely due to the

SYMMETRY PANORAMIC TRUST
AUGUST 31, 2023
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strong performance of value stocks in fiscal year 2022. The performance of the four equity funds relative to their respective benchmarks for fiscal year 2023 is summarized below.

Symmetry Panoramic Equity Funds	2022-09-01 to 2023-08-31
Symmetry Panoramic US Equity I	10.48%
MSCI US Broad Market USD	14.96%
SPUSX- Benchmark	-4.48%
Symmetry Panoramic International Equity I	10.52%
MSCI ACWI Ex USA IMI NR USD	11.62%
SPILX – Benchmark	-1.10%
Symmetry Panoramic Global Equity I	10.09%
Symmetry Panoramic Tax-Managed Glb Eq I	11.91%
MSCI ACWI IMI NR USD	13.33%
SPGEX – Benchmark	-3.24%
SPGTX – Benchmark	-1.42%

Many factor investors have for some time focused on an expected recovery in the equity value factor, after having historically challenging times leading up to and into the COVID pandemic and again in fiscal year 2023. While we welcome the contribution to performance that the value factor has provided in the past three years, we remain aware that each style factor may be in or out of favor at any given time and over different time periods. Our investment philosophy is based on extensive research demonstrating that style factors have the potential to outperform market capitalization weighted benchmarks over the long-term. We expect the style factors to contribute to long-term relative performance. This is likely to be especially true with respect to value stocks in market conditions where they return to a valuation spread with growth stocks that is more in line with historical averages.

During the fiscal year, the U.S. Treasury yield curve shifted upward, especially for shorter maturities. The market yield on the 10-Year Constant Maturity U.S. Treasury rose nearly 1% (i.e., from 3.26% to 4.09%) over the fiscal year(viii), while the market yield on the 1-Year Constant Maturity U.S. Treasury rose nearly 2% (i.e., from 3.51% to 5.37%) over the same period(ix). The yield on long bonds generally also rose globally. For example, the yield on the 10-Year Germany Government Bond also rose over 1.50% (i.e., from 1.03% to 2.55%) over the fiscal year(x). Corporate credit spreads in the U.S. varied during the year but ended lower at the end of the period as compared to the beginning of the fiscal year for both investment grade(xi) and high-yield debt(xii). The returns of the Symmetry Panoramic fixed income funds were negatively impacted by the prevailing increase in yields. Their performance for fiscal year 2023 relative to their respective benchmarks is summarized below.

Symmetry Panoramic Fixed-Income Funds	2022-09-01 to 2023-08-31
Symmetry Panoramic US Fixed Income I	-0.22%
Bloomberg US Govt/Credit 1-5 Year USD	1.19%
SPUBX – Benchmark	-1.41%

SYMMETRY PANORAMIC TRUST
AUGUST 31, 2023
(Unaudited)

Symmetry Panoramic Fixed-Income Funds	2022-09-01 to 2023-08-31
Symmetry Panoramic Global Fixed Income I	-0.26%
Bloomberg Global Aggregate Hedged USD	0.55%
SPGBX – Benchmark	-0.81%
Symmetry Panoramic Municipal Fixed Income I	1.25%
S&P S/T National AMT Free Muni USD	1.60%
SPMFX – Benchmark	-0.35%

Our alternatives fund has three main themes. Specifically, managed futures, long-short styles across asset classes, and diversified arbitrage strategies. The long-short style theme resulted in strong, positive performance for the Symmetry Panoramic Alternative Fund relative to benchmark, while managed futures returned benchmark-like performance and diversified arbitrage trailed the benchmark for the period. We believe investors can benefit from having additional diversification to alternative asset classes as compared to portfolios with exposure only to traditional asset classes such as equity and fixed income. The Symmetry Alternatives Fund performance for fiscal year 2023 relative to its benchmark is summarized below.

Symmetry Panoramic Alternative Fund	2022-09-01 to 2023-08-31
Symmetry Panoramic Alternatives I	5.76%
HFRI FOF: Conservative Index	4.00%
SPATX – Benchmark	1.76%

Monetary and fiscal policies around the world are now being calibrated to offset the unprecedented level of stimulus that was implemented during the pandemic-induced economic shutdowns in various countries. We at Symmetry are still prioritizing diversification and multi-factor investment strategies, and we remain focused on strategic investment priorities over a horizon that extends beyond near-term considerations. In order to capture the returns of capital markets, one likely needs to remain invested even through uncertain times.

On behalf of all my colleagues at Symmetry Partners, I thank you for the confidence that you have placed in our Panoramic Funds and their role in your financial future.

Sincerely,

John McDermott, Ph. D.

President

Symmetry Partners, LLC is an investment advisory firm registered with the Securities and Exchange Commission. The firm only transacts business in states where it is properly registered, or excluded or exempt from registration requirements. Registration with the U.S. Securities and Exchange Commission or any state securities authority does not imply a certain level of skill or training. No one should assume that future performance of any specific investment, investment strategy, product, or non-investment related content made reference to directly or indirectly in this material will be profitable. As with any investment strategy, there is the possibility of positive investment returns as well as loss. Due to various factors, including changing market conditions and/or applicable laws, the content herein may not be reflective of current opinions or positions. Diversification seeks to improve performance by spreading your investment dollars into various asset classes to add balance to your portfolio. Using this

SYMMETRY PANORAMIC TRUST
AUGUST 31, 2023
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methodology, however, does not guarantee positive investment returns or protection from loss in a declining market. Past performance does not guarantee future results.

All indexes have certain limitations. Investors cannot invest directly in an index. Indexes do not have fees. Historical performance results for investment indexes generally do not reflect the deduction of transaction and/or custodial charges or the deduction of an investment management fee, the incurrence of which would have the effect of decreasing historical performance results. Actual performance for client accounts may differ materially from the performance of an index or index-based portfolios. There is always the risk that an investor may lose money. Even a long-term investment approach cannot guarantee positive investment returns. Economic, political, and issuer-specific events will cause the value of securities, and the portfolios that own them, to rise or fall. Indexes are referred to for comparative purposes only and do not necessarily represent similar asset classes as represented in client portfolios in terms of components or risk exposure; thus, the returns of indexes and the returns of actual client portfolios may vary significantly.

(i) Source: U.S. Bureau of Labor Statistics.

(ii) Source: FactSet

(iii) As represented by the MSCI ACWI IMI NR USD Index.

(iv) As represented by the MSCI ACWI Ex USA IMI NR USD Index.

(v) As represented by the MSCI US Broad Market GR USD Index.

(vi) As represented by the MSCI EM GR USD Index.

(vii) Source: Ken French Data Library at https://mba.tuck.dartmouth.edu/pages/faculty/ken.french/data_library.html

(viii) Source: Board of Governors of the Federal Reserve System (US), Market Yield on U.S. Treasury Securities at 10-Year Constant Maturity, Quoted on an Investment Basis [DGS10], retrieved from FRED, Federal Reserve Bank of St. Louis; https://fred.stlouisfed.org/series/DGS10, October 6, 2023.

(ix) Source: Board of Governors of the Federal Reserve System (US), Market Yield on U.S. Treasury Securities at 1-Year Constant Maturity, Quoted on an Investment Basis [DGS1], retrieved from FRED, Federal Reserve Bank of St. Louis; https://fred.stlouisfed.org/series/DGS1, October 6, 2023.

(x) Source: Organization for Economic Co-operation and Development, Interest Rates: Long-Term Government Bond Yields: 10-Year: Main (Including Benchmark) for Germany [IRLTLT01DEM156N], retrieved from FRED, Federal Reserve Bank of St. Louis; https://fred.stlouisfed.org/series/IRLTLT01DEM156N, October 6, 2023.

(xi) Source: Ice Data Indices, LLC, ICE BofA Single-A US Corporate Index Option-Adjusted Spread [BAMLC0A3CA], retrieved from FRED, Federal Reserve Bank of St. Louis; https://fred.stlouisfed.org/series/BAMLC0A3CA, October 7, 2023.

(xii) Source: Ice Data Indices, LLC, ICE BofA BB US High Yield Index Option-Adjusted Spread [BAMLH0A1HYBB], retrieved from FRED, Federal Reserve Bank of St. Louis; https://fred.stlouisfed.org/series/BAMLH0A1HYBB, October 7, 2023.

Description of the Funds’ Benchmarks

MSCI US Broad Market Index (Primary Benchmark for the Symmetry Panoramic US Equity Fund) captures broad US equity coverage. The index includes 3,053 constituents across

SYMMETRY PANORAMIC TRUST
AUGUST 31, 2023
(Unaudited)

large, mid, small and micro capitalizations, representing about 99% of the US equity universe.

MSCI ACWI ex USA Investable Market Index (net) (IMI) (Primary Benchmark for the Symmetry Panoramic International Equity Fund) captures large, mid and small cap representation across 22 of 23 Developed Markets (DM) countries (excluding the United States) and 27 Emerging Markets (EM) countries. With 6,750 constituents, the index covers approximately 99% of the global equity opportunities set outside of the US.

MSCI ACWI Investable Market Index (net) (IMI) (Primary Benchmark for the Symmetry Panoramic Global Equity Fund and Symmetry Panoramic Tax-Managed Global Equity Fund) captures large, mid and small representation across 23 Developed Markets (DM) and 27 Emerging Markets (EM) countries. With 9,226 constituents, the index is comprehensive, covering approximately 99% of the global equity investment opportunity set.

Bloomberg 1-5 Year US Government/Credit Index (Primary Benchmark for the Symmetry Panoramic US Fixed Income Fund) measures the performance of U.S. dollar-denominated U.S. Treasury, government related (i.e., U.S. and non-U.S. agencies, sovereign, quasi-sovereign, supranational and local authority debt) and investment grade U.S. corporate fixed rate bonds that have a remaining maturity of greater than or equal to one year and less than five years.

S&P Short Term National AMT-Free Municipal Bond Index (Primary Benchmark for the Symmetry Panoramic Municipal Fixed Income Fund) is a market-value weighted index that is designed to measure the performance of investment-grade tax-exempt U.S. municipal bonds with an effective maturities of 1 month to 5 years. Bonds issued by U.S. territories, including Puerto Rico, are excluded from this index.

Bloomberg Capital Global Aggregate Hedged USD Index (Primary Benchmark for the Symmetry Panoramic Global Fixed Income Fund) measures global investment grade debt from twenty-four local currency markets hedged to the U.S. dollar. The multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

HFRI Fund of Funds Conservative Index (Primary Benchmark for the Symmetry Panoramic Alternatives Fund) measures the performance of funds of funds that exhibit one or more of the following characteristics: seeks consistent returns by primarily investing in funds that generally engage in more “conservative” strategies such as Equity Market Neutral, Fixed Income Arbitrage, and Convertible Arbitrage; exhibits a lower historical annual standard deviation than the HFRI Fund of Funds Composite Index. A fund in the HFRI Fund of Funds Conservative Index shows generally consistent performance regardless of market conditions.

SYMMETRY PANORAMIC US EQUITY FUND
AUGUST 31, 2023
(Unaudited)

Management Discussion of Fund Performance

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED AUGUST 31, 2023
	One Year Return	Three Year Return	Annualized Inception to Date*
Symmetry Panoramic US Equity Fund, Class I	10.48%	11.03%	9.59%
MSCI US Broad Market Index	14.96%	10.03%	12.45%

* The Fund commenced operations on November 12, 2018.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that shares, when redeemed or sold in the market, may be worth more or less than their original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the Index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See description of comparative indices on page 5.

SYMMETRY PANORAMIC INTERNATIONAL EQUITY FUND
AUGUST 31, 2023
(Unaudited)

Management Discussion of Fund Performance

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED AUGUST 31, 2023
	One Year Return	Three Year Return	Annualized Inception to Date*
Symmetry Panoramic International Equity Fund, Class I	10.52%	4.89%	4.58%
MSCI ACWI ex USA Investable Market Index (net)	11.62%	4.10%	5.17%

* The Fund commenced operations on November 12, 2018.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that shares, when redeemed or sold in the market, may be worth more or less than their original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the Index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

See description of comparative indices on page 5.

SYMMETRY GLOBAL EQUITY FUND
AUGUST 31, 2023
(Unaudited)

Management Discussion of Fund Performance

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED AUGUST 31, 2023
	One Year Return	Three Year Return	Annualized Inception to Date*
Symmetry Panoramic Global Equity Fund, Class I	10.09%	8.45%	7.56%
MSCI ACWI Investable Market Index (net)	13.33%	7.29%	9.03%

* The Fund commenced operations on November 12, 2018.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that shares, when redeemed or sold in the market, may be worth more or less than their original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the Index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

See description of comparative indices on page 5.

SYMMETRY PANORAMIC TAX-MANAGED GLOBAL EQUITY FUND
AUGUST 31, 2023
(Unaudited)

Management Discussion of Fund Performance

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED AUGUST 31, 2023
	One Year Return	Three Year Return	Annualized Inception to Date*
Symmetry Panoramic Tax-Managed Global Equity Fund, Class I	11.91%	8.68%	7.89%
MSCI ACWI Investable Market Index (net)	13.33%	7.29%	9.03%

* The Fund commenced operations on November 12, 2018.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that shares, when redeemed or sold in the market, may be worth more or less than their original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the Index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

See description of comparative indices on page 5.

SYMMETRY PANORAMIC US FIXED INCOME FUND
AUGUST 31, 2023
(Unaudited)

Management Discussion of Fund Performance

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED AUGUST 31, 2023
	One Year Return	Three Year Return	Annualized Inception to Date*
Symmetry Panoramic US Fixed Income Fund, Class I	-0.22%	-3.20%	0.54%
Bloomberg 1-5 Year US Government/Credit Index	1.19%	-1.49%	1.28%

* The Fund commenced operations on November 12, 2018.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that shares, when redeemed or sold in the market, may be worth more or less than their original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the Index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See description of comparative indices on page 5.

SYMMETRY PANORAMIC MUNICIPAL FIXED INCOME FUND
AUGUST 31, 2023
(Unaudited)

Management Discussion of Fund Performance

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED AUGUST 31, 2023
	One Year Return	Three Year Return	Annualized Inception to Date*
Symmetry Panoramic Municipal Fixed Income Fund, Class I	1.25%	-0.75%	0.48%
S&P Short Term National AMT-Free Municipal Bond Index	1.60%	-0.12%	1.21%

* The Fund commenced operations on November 12, 2018.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that shares, when redeemed or sold in the market, may be worth more or less than their original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the Index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See description of comparative indices on page 5.

SYMMETRY PANORAMIC GLOBAL FIXED INCOME FUND
AUGUST 31, 2023
(Unaudited)

Management Discussion of Fund Performance

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED AUGUST 31, 2023
	One Year Return	Three Year Return	Annualized Inception to Date*
Symmetry Panoramic Global Fixed Income Fund, Class I	-0.26%	-4.12%	0.12%
Bloomberg Capital Global Aggregate Hedged USD Index	0.55%	-3.03%	1.00%

* The Fund commenced operations on November 12, 2018.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that shares, when redeemed or sold in the market, may be worth more or less than their original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the Index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See description of comparative indices on page 5.

SYMMETRY PANORAMIC ALTERNATIVES FUND
AUGUST 31, 2023
(Unaudited)

Management Discussion of Fund Performance

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED AUGUST 31, 2023
	One Year Return	Three Year Return	Annualized Inception to Date*
Symmetry Panoramic Alternatives Fund, Class I	5.76%	9.52%	5.43%
HFRI Fund of Funds Conservative Index	4.13%	5.53%	N/A

* The Fund commenced operations on November 12, 2018.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that shares, when redeemed or sold in the market, may be worth more or less than their original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the Index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See description of comparative indices on page 5.

SYMMETRY PANORAMIC US EQUITY FUND
AUGUST 31, 2023

SECTOR WEIGHTINGS† (UNAUDITED)

†	Percentages are based on total investments. Total investments does not include futures.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 64.1%
	Shares	Value
BERMUDA — 0.0%
RenaissanceRe Holdings	287	$53,924

CHINA — 0.0%
NXP Semiconductors	1,309	269,288

MEXICO — 0.0%
Southern Copper	787	63,479

SWEDEN — 0.0%
Autoliv	517	50,459

UNITED STATES — 64.1%
COMMUNICATION SERVICES — 3.5%
Activision Blizzard	3,284	302,095
Alphabet, Cl A *	21,970	2,991,655
Alphabet, Cl C *	19,195	2,636,433
Atlanta Braves Holdings, Cl C *	87	3,190
Charter Communications, Cl A *	404	177,001
Comcast, Cl A	34,500	1,613,220
Endeavor Group Holdings, Cl A	1,794	39,271
Fox, Cl A	3,472	114,784
Fox, Cl B	2,648	80,817

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC US EQUITY FUND
AUGUST 31, 2023

COMMON STOCK — continued
	Shares	Value
UNITED STATES — continued
COMMUNICATION SERVICES — continued
GCI Liberty *	1,489	$—
Interpublic Group	4,420	144,136
Liberty Broadband, Cl C *	1,858	173,835
Liberty Media -Liberty Formula One, Cl C *	2,990	205,682
Liberty Media -Liberty SiriusXM *	2,176	53,181
Liberty Media -Liberty SiriusXM, Cl A *	1,491	35,829
Live Nation Entertainment *	1,417	119,779
Meta Platforms, Cl A *	22,679	6,710,489
Netflix *	2,463	1,068,154
News, Cl A	5,717	122,858
News, Cl B	2,934	64,548
Omnicom Group	3,901	316,020
Pinterest, Cl A *	1,763	48,465
ROBLOX, Cl A *	977	27,639
Roku, Cl A *	656	53,267
Sirius XM Holdings	6,667	29,335
Snap, Cl A *	4,654	48,169
Spotify Technology *	279	42,958
T-Mobile US *	5,608	764,090
Trade Desk, Cl A *	4,688	375,181
Warner Bros Discovery *	13,288	174,604
		18,536,685

CONSUMER DISCRETIONARY — 5.7%
Airbnb, Cl A *	1,134	149,178
Amazon.com *	5,954	821,711
Aptiv *	1,406	142,639
Aramark	3,598	133,774
AutoNation *	7,727	1,213,834
AutoZone *	394	997,344
Bath & Body Works	3,762	138,705
Best Buy	1,307	99,920
Booking Holdings *	164	509,225
BorgWarner	7,978	325,103
Burlington Stores *	229	37,158
Caesars Entertainment *	2,917	161,193
Carnival *	5,725	90,569
Chipotle Mexican Grill, Cl A *	180	346,795
Choice Hotels International	751	95,302
Churchill Downs	655	82,058

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC US EQUITY FUND
AUGUST 31, 2023

COMMON STOCK — continued
	Shares	Value
UNITED STATES — continued
CONSUMER DISCRETIONARY — continued
Columbia Sportswear	510	$37,403
Darden Restaurants	1,419	220,669
Deckers Outdoor *	1,308	692,050
Dick's Sporting Goods	6,194	720,610
Domino's Pizza	573	221,980
DoorDash, Cl A *	805	67,725
DR Horton	7,345	874,202
DraftKings, Cl A *	1,540	45,661
Expedia Group *	668	72,405
Five Below *	508	87,356
Floor & Decor Holdings, Cl A *	2,348	234,096
Ford Motor	32,143	389,895
Garmin	2,036	215,857
General Motors	10,175	340,964
Gentex	7,467	243,872
Genuine Parts	1,331	204,615
H&R Block	1,278	51,094
Hilton Worldwide Holdings	1,877	279,016
Home Depot	5,159	1,704,018
Hyatt Hotels, Cl A	425	47,774
Las Vegas Sands	3,090	169,517
Lear	1,493	215,126
Lennar, Cl A	5,805	691,317
Lennar, Cl B	300	31,998
LKQ	12,623	663,086
Lowe's	5,107	1,177,061
Lululemon Athletica *	1,350	514,701
Marriott International, Cl A	1,649	335,588
McDonald's	3,961	1,113,635
MGM Resorts International *	3,975	174,821
NVR *	62	395,394
Ollie's Bargain Outlet Holdings *	831	64,053
O'Reilly Automotive *	717	673,765
Penske Automotive Group	7,265	1,193,640
Phinia	721	20,055
Polaris	1,662	186,294
Pool	1,364	498,678
PulteGroup	14,710	1,207,103
PVH	1,809	151,232
Ralph Lauren, Cl A	644	75,110
Rivian Automotive, Cl A *	3,071	69,804

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC US EQUITY FUND
AUGUST 31, 2023

COMMON STOCK — continued
	Shares	Value
UNITED STATES — continued
CONSUMER DISCRETIONARY — continued
Ross Stores	2,898	$353,005
Royal Caribbean Cruises *	2,591	256,354
Service International	2,804	176,960
Skechers USA, Cl A *	1,186	59,668
Starbucks	5,137	500,549
Tapestry	8,475	282,387
Tesla *	9,973	2,573,832
TJX	10,611	981,305
Toll Brothers	8,635	707,466
TopBuild *	516	149,681
Tractor Supply	3,585	783,323
Ulta Beauty *	706	293,011
Vail Resorts	505	114,292
Williams-Sonoma	4,629	653,615
Wynn Resorts	834	84,551
Yum! Brands	2,040	263,935
		29,951,682

CONSUMER STAPLES — 3.8%
Altria Group	9,338	412,926
Archer-Daniels-Midland	3,138	248,843
BJ's Wholesale Club Holdings *	791	53,305
Brown-Forman, Cl A	359	24,136
Brown-Forman, Cl B	1,246	82,398
Bunge	1,742	199,145
Campbell Soup	4,409	183,855
Casey's General Stores	678	165,710
Celsius Holdings *	347	68,026
Church & Dwight	2,027	196,153
Clorox	280	43,806
Coca-Cola	18,080	1,081,726
Colgate-Palmolive	4,095	300,860
Constellation Brands, Cl A	769	200,371
Costco Wholesale	1,797	987,056
Coty, Cl A *	12,953	149,737
Darling Ingredients *	2,717	167,802
Dollar General	3,693	511,480
Dollar Tree *	3,120	381,763
Estee Lauder, Cl A	1,087	174,496
General Mills	3,402	230,179

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC US EQUITY FUND
AUGUST 31, 2023

COMMON STOCK — continued
	Shares	Value
UNITED STATES — continued
CONSUMER STAPLES — continued
Hershey	969	$208,199
J M Smucker	7,319	1,060,889
Kellogg	4,310	262,996
Kenvue	27,454	632,815
Keurig Dr Pepper	3,589	120,770
Kimberly-Clark	637	82,065
Kraft Heinz	3,975	131,533
Kroger	16,235	753,142
Lamb Weston Holdings	2,341	228,037
McCormick	1,686	138,404
Molson Coors Beverage, Cl B	1,922	122,028
Mondelez International, Cl A	11,963	852,483
Monster Beverage *	2,824	162,126
PepsiCo	12,293	2,187,170
Performance Food Group *	1,576	97,917
Philip Morris International	6,507	625,063
Procter & Gamble	11,235	1,734,010
Sysco	3,290	229,148
Target	5,959	754,112
US Foods Holding *	5,439	219,899
Walmart	23,357	3,798,082
		20,264,661

ENERGY — 5.6%
APA	12,477	546,992
Baker Hughes, Cl A	9,283	335,952
Cheniere Energy	1,815	296,208
Chesapeake Energy	3,575	315,351
Chevron	28,587	4,605,366
ConocoPhillips	22,826	2,716,979
Coterra Energy	8,475	238,910
Devon Energy	16,520	844,007
Diamondback Energy	5,824	883,967
EOG Resources	12,221	1,571,865
EQT	2,836	122,572
Exxon Mobil	74,069	8,235,732
Halliburton	11,488	443,666
Hess	2,620	404,790
HF Sinclair	2,800	154,252
Kinder Morgan	12,238	210,738

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC US EQUITY FUND
AUGUST 31, 2023

COMMON STOCK — continued
	Shares	Value
UNITED STATES — continued
ENERGY — continued
Marathon Oil	74,648	$1,966,975
Marathon Petroleum	8,069	1,152,011
Occidental Petroleum	14,200	891,618
ONEOK	6,358	414,542
Ovintiv	3,729	175,114
Phillips 66	3,800	433,808
Pioneer Natural Resources	1,684	400,674
Range Resources	1,508	48,829
Schlumberger	7,561	445,796
Targa Resources	3,612	311,535
Texas Pacific Land	64	120,624
Valero Energy	9,355	1,215,214
Vitesse Energy	141	3,288
Williams	6,566	226,724
		29,734,099

FINANCIALS — 8.1%
Aflac	6,300	469,791
Allstate	5,636	607,617
Ally Financial	5,697	157,750
American Express	3,969	627,062
American Financial Group	1,501	173,996
American International Group	4,577	267,846
Ameriprise Financial	4,223	1,425,600
Aon, Cl A	2,189	729,791
Apollo Global Management	2,331	203,590
Arch Capital Group *	12,590	967,667
Ares Management, Cl A	1,108	114,612
Arthur J Gallagher	1,311	302,159
Assurant	1,374	191,439
Assured Guaranty	9,901	582,575
Bank of America	30,969	887,881
Bank of New York Mellon	6,027	270,431
Bank OZK	3,480	139,792
Berkshire Hathaway, Cl B *	7,873	2,835,855
BlackRock, Cl A	553	387,399
Blackstone, Cl A	3,114	331,236
Brown & Brown	4,375	324,187
Capital One Financial	3,001	307,272
Carlyle Group	4,228	136,776

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC US EQUITY FUND
AUGUST 31, 2023

COMMON STOCK — continued
	Shares	Value
UNITED STATES — continued
FINANCIALS — continued
Cboe Global Markets	1,155	$172,915
Charles Schwab	6,282	371,580
Chubb	1,920	385,670
Cincinnati Financial	1,700	179,843
Citigroup	9,203	379,992
Citizens Financial Group	4,500	126,585
CME Group, Cl A	1,526	309,290
CNA Financial	896	35,240
Coinbase Global, Cl A *	732	58,267
Discover Financial Services	3,734	336,321
East West Bancorp	15,842	876,696
Equitable Holdings	7,205	207,504
Erie Indemnity, Cl A	557	155,253
Everest Group	1,103	397,830
F&G Annuities & Life	412	11,664
FactSet Research Systems	625	272,756
Fidelity National Financial	10,150	420,210
Fifth Third Bancorp	6,198	164,557
First American Financial	1,494	92,150
First Citizens BancShares, Cl A	239	325,136
Fiserv *	2,422	294,007
FleetCor Technologies *	1,056	286,947
Franklin Resources	3,098	82,841
Global Payments	308	39,021
Globe Life	1,644	183,421
Goldman Sachs Group	2,179	714,080
Hartford Financial Services Group	6,201	445,356
Huntington Bancshares	13,524	149,981
Interactive Brokers Group, Cl A	500	45,540
Intercontinental Exchange	1,852	218,518
Invesco	2,348	37,380
Jack Henry & Associates	1,075	168,539
Jefferies Financial Group	3,109	110,960
JPMorgan Chase	41,849	6,123,764
KKR	2,812	176,622
Loews	2,777	172,424
LPL Financial Holdings	893	205,917
M&T Bank	1,264	158,063
Markel Group *	120	177,470
MarketAxess Holdings	273	65,774
Marsh & McLennan	3,015	587,895

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC US EQUITY FUND
AUGUST 31, 2023

COMMON STOCK — continued
	Shares	Value
UNITED STATES — continued
FINANCIALS — continued
Mastercard, Cl A	4,779	$1,972,007
MetLife	2,575	163,101
Moody's	923	310,866
Morgan Stanley	20,347	1,732,547
Morningstar	512	119,127
MSCI, Cl A	498	270,723
Nasdaq	8,031	421,467
New York Community Bancorp	23,104	283,717
Northern Trust	2,133	162,257
Old Republic International	3,920	107,212
PNC Financial Services Group	1,806	218,038
Primerica	441	88,623
Principal Financial Group	2,833	220,153
Progressive	5,413	722,473
Prudential Financial	3,417	323,487
Raymond James Financial	2,739	286,472
Regions Financial	54,159	993,276
Reinsurance Group of America, Cl A	1,003	139,036
Robinhood Markets, Cl A *	7,751	84,408
S&P Global	1,257	491,311
SEI Investments	2,552	158,377
State Street	3,066	210,757
Synchrony Financial	31,809	1,026,795
Tradeweb Markets, Cl A	940	81,244
Travelers	3,002	484,012
Unum Group	7,090	348,757
US Bancorp	5,768	210,705
Visa, Cl A	7,633	1,875,275
Wells Fargo	19,284	796,236
Willis Towers Watson	967	199,937
WR Berkley	4,953	306,393
		42,975,092

HEALTH CARE — 8.6%
Abbott Laboratories	6,781	697,765
AbbVie	12,338	1,813,193
Agilent Technologies	2,087	252,673
agilon health *	2,031	35,989
Align Technology *	224	82,911
Alnylam Pharmaceuticals *	673	133,133

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC US EQUITY FUND
AUGUST 31, 2023

COMMON STOCK — continued
	Shares	Value
UNITED STATES — continued
HEALTH CARE — continued
Amgen	2,879	$738,003
Baxter International	4,013	162,928
Becton Dickinson	973	271,905
Biogen *	884	236,346
BioMarin Pharmaceutical *	1,333	121,810
Bio-Rad Laboratories, Cl A *	276	110,455
Bio-Techne	1,597	125,205
Boston Scientific *	4,427	238,792
Bristol-Myers Squibb	9,589	591,162
Bruker	600	39,360
Cardinal Health	3,324	290,285
Cencora, Cl A	5,419	953,636
Centene *	3,902	240,558
Charles River Laboratories International *	201	41,571
Cigna Group	2,708	748,112
Cooper	384	142,076
CVS Health	9,497	618,920
Danaher	5,558	1,472,870
DaVita *	2,294	234,951
DENTSPLY SIRONA	1,306	48,440
DexCom *	1,310	132,284
Edwards Lifesciences *	1,683	128,699
Elevance Health	2,174	960,930
Eli Lilly	10,845	6,010,299
Exact Sciences *	561	46,939
Fortrea Holdings *	905	24,933
GE HealthCare Technologies	1,824	128,524
Gilead Sciences	15,684	1,199,512
HCA Healthcare	4,997	1,385,668
Henry Schein *	2,209	169,077
Hologic *	3,662	273,698
Horizon Therapeutics *	1,876	211,500
Humana	1,491	688,290
IDEXX Laboratories *	883	451,575
Insulet *	201	38,534
Intuitive Surgical *	816	255,147
IQVIA Holdings *	1,590	353,982
Jazz Pharmaceuticals *	876	125,583
Johnson & Johnson	12,136	1,962,148
Laboratory Corp of America Holdings	1,179	245,350
McKesson	5,097	2,101,595

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC US EQUITY FUND
AUGUST 31, 2023

COMMON STOCK — continued
	Shares	Value
UNITED STATES — continued
HEALTH CARE — continued
Medtronic	4,394	$358,111
Merck	54,742	5,965,783
Mettler-Toledo International *	275	333,707
Moderna *	2,248	254,181
Molina Healthcare *	2,627	814,685
Neurocrine Biosciences *	980	106,712
Penumbra *	60	15,870
Pfizer	46,814	1,656,279
Quest Diagnostics	3,134	412,121
Regeneron Pharmaceuticals *	627	518,209
Repligen *	751	130,606
ResMed	1,703	271,782
Revvity	1,253	146,639
Royalty Pharma, Cl A	2,289	68,258
Sarepta Therapeutics *	356	43,080
Seagen *	699	144,043
Shockwave Medical *	137	30,193
STERIS	725	166,453
Stryker	1,096	310,771
Teleflex	95	20,210
Thermo Fisher Scientific	2,241	1,248,461
United Therapeutics *	2,503	561,573
UnitedHealth Group	4,458	2,124,594
Universal Health Services, Cl B	1,352	182,114
Veeva Systems, Cl A *	468	97,672
Vertex Pharmaceuticals *	1,838	640,249
Viatris, Cl W	2,200	23,650
Waters *	629	176,623
West Pharmaceutical Services	357	145,263
Zimmer Biomet Holdings	1,614	192,260
Zoetis, Cl A	4,192	798,618
		45,296,086

INDUSTRIALS — 9.6%
A O Smith	3,236	234,610
Acuity Brands	270	43,546
Advanced Drainage Systems	211	27,042
AECOM	3,086	270,796
AGCO	3,452	447,138
Air Lease, Cl A	1,766	71,982

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC US EQUITY FUND
AUGUST 31, 2023

COMMON STOCK — continued
	Shares	Value
UNITED STATES — continued
INDUSTRIALS — continued
Allegion	1,516	$172,536
Allison Transmission Holdings	3,317	200,513
American Airlines Group *	10,957	161,397
AMETEK	2,718	433,548
Automatic Data Processing	2,924	744,480
Axon Enterprise *	153	32,575
Boeing *	2,431	544,617
Booz Allen Hamilton Holding, Cl A	6,510	737,648
Broadridge Financial Solutions	2,422	451,001
Builders FirstSource *	12,903	1,871,451
Carlisle	1,518	399,264
Carrier Global	4,546	261,168
Caterpillar	2,913	818,932
Ceridian HCM Holding *	626	45,397
CH Robinson Worldwide	955	86,361
Cintas	1,601	807,176
Clean Harbors *	603	102,112
Copart *	17,236	772,690
Core & Main, Cl A *	1,408	46,239
CSX	18,285	552,207
Cummins	4,666	1,073,367
Deere	2,423	995,708
Delta Air Lines	6,402	274,518
Donaldson	679	43,368
Dover	5,954	882,978
Eaton	7,093	1,634,014
EMCOR Group	202	45,298
Emerson Electric	4,893	480,737
Equifax	822	169,907
Esab	3,333	240,543
Expeditors International of Washington	3,414	398,448
Fastenal	13,458	774,912
FedEx	1,424	371,692
Ferguson	1,083	174,969
Fortive	6,075	479,014
Fortune Brands Innovations	4,849	334,678
FTI Consulting *	854	158,690
General Dynamics	1,226	277,861
General Electric	9,383	1,073,940
Graco	2,579	203,586
HEICO	933	157,406

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC US EQUITY FUND
AUGUST 31, 2023

COMMON STOCK — continued
	Shares	Value
UNITED STATES — continued
INDUSTRIALS — continued
HEICO, Cl A	711	$96,291
Honeywell International	2,962	556,678
Howmet Aerospace	8,692	429,993
Hubbell, Cl B	2,810	916,200
Huntington Ingalls Industries	492	108,397
IDEX	1,449	328,054
Illinois Tool Works	2,042	505,089
Ingersoll Rand	10,738	747,472
ITT	5,213	533,186
Jacobs Solutions	4,060	547,369
JB Hunt Transport Services	2,083	391,354
Johnson Controls International	6,565	387,729
Knight-Swift Transportation Holdings, Cl A	1,320	72,362
L3Harris Technologies	984	175,241
Landstar System	1,983	376,393
Leidos Holdings	1,976	192,680
Lennox International	1,596	601,389
Lincoln Electric Holdings	923	177,641
Lockheed Martin	1,729	775,197
Masco	2,793	164,815
MDU Resources Group	1,775	36,139
Middleby *	240	34,942
MSC Industrial Direct, Cl A	423	43,171
Nordson	1,091	266,357
Norfolk Southern	2,433	498,789
Northrop Grumman	637	275,878
nVent Electric	1,044	59,028
Old Dominion Freight Line	3,240	1,384,679
Otis Worldwide	2,931	250,747
Owens Corning	5,907	850,076
PACCAR	10,036	825,862
Parker-Hannifin	2,716	1,132,300
Paychex	1,698	207,547
Paycom Software	453	133,562
Paylocity Holding *	364	72,982
Pentair	5,747	403,784
Quanta Services	6,618	1,388,920
Regal Beloit	3,788	614,376
Republic Services, Cl A	2,432	350,524
Robert Half	510	37,720
Rockwell Automation	1,009	314,889

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC US EQUITY FUND
AUGUST 31, 2023

COMMON STOCK — continued
	Shares	Value
UNITED STATES — continued
INDUSTRIALS — continued
Rollins	3,031	$119,937
RTX	6,888	592,643
Ryder System	524	52,767
Saia *	113	48,161
Snap-on	2,088	560,837
Tetra Tech	304	47,834
Textron	2,959	229,944
Timken	1,532	117,075
Toro	2,042	208,937
Trane Technologies	6,331	1,299,501
TransDigm Group *	367	331,713
Uber Technologies *	1,759	83,078
U-Haul Holding *	274	15,610
U-Haul Holding, Cl B	2,466	131,290
Union Pacific	4,705	1,037,782
United Airlines Holdings *	32,811	1,634,316
United Parcel Service, Cl B	6,527	1,105,674
United Rentals	4,251	2,025,771
Verisk Analytics, Cl A	2,096	507,693
Vertiv Holdings, Cl A	3,671	144,601
Waste Management	3,097	485,548
Watsco	1,090	397,359
Westinghouse Air Brake Technologies	3,148	354,213
WillScot Mobile Mini Holdings *	2,899	118,917
WW Grainger	1,402	1,001,224
XPO *	2,390	178,366
Xylem	3,101	321,077
		50,999,730

INFORMATION TECHNOLOGY — 15.6%
Accenture, Cl A	6,813	2,205,845
Adobe *	2,061	1,152,800
Advanced Micro Devices *	6,860	725,239
Akamai Technologies *	2,595	272,709
Amdocs	2,590	231,028
Amphenol, Cl A	5,271	465,851
Analog Devices	1,887	343,019
ANSYS *	498	158,797
Apple	84,221	15,822,599
Applied Materials	4,950	756,162

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC US EQUITY FUND
AUGUST 31, 2023

COMMON STOCK — continued
	Shares	Value
UNITED STATES — continued
INFORMATION TECHNOLOGY — continued
AppLovin, Cl A *	2,547	$110,081
Arista Networks *	1,632	318,615
Arrow Electronics *	2,061	274,999
Aspen Technology *	407	78,958
Atlassian, Cl A *	245	49,995
Autodesk *	696	154,470
Avnet	860	43,645
BILL Holdings *	931	107,344
Black Knight *	1,347	102,049
Broadcom	5,579	5,148,803
Cadence Design Systems *	3,228	776,140
CDW	4,332	914,702
Cirrus Logic *	1,136	93,198
Cisco Systems	21,543	1,235,491
Cognex	373	17,561
Cognizant Technology Solutions, Cl A	4,719	337,928
Confluent, Cl A *	1,189	39,344
Corning	6,629	217,564
Crowdstrike Holdings, Cl A *	183	29,835
Datadog, Cl A *	214	20,647
Dell Technologies, Cl C	1,924	108,206
Dropbox, Cl A *	4,271	118,691
Dynatrace *	2,582	124,452
Enphase Energy *	893	112,991
Entegris	1,557	157,677
EPAM Systems *	657	170,157
Fair Isaac *	608	549,991
First Solar *	2,695	509,679
Flex *	5,048	139,274
Fortinet *	8,271	497,997
Gartner *	1,457	509,484
Gen Digital	10,521	213,050
GLOBALFOUNDRIES *	236	13,039
GoDaddy, Cl A *	974	70,625
Hewlett Packard Enterprise	22,176	376,770
HP	9,296	276,184
HubSpot *	117	63,943
Intel	10,886	382,534
International Business Machines	9,045	1,328,077
Intuit	750	406,358
Jabil	7,481	855,976

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC US EQUITY FUND
AUGUST 31, 2023

COMMON STOCK — continued
	Shares	Value
UNITED STATES — continued
INFORMATION TECHNOLOGY — continued
Juniper Networks	4,413	$128,507
Keysight Technologies *	5,333	710,889
KLA	3,019	1,515,146
Lam Research	2,639	1,853,634
Lattice Semiconductor *	5,505	535,416
Manhattan Associates *	800	162,096
Marvell Technology	4,925	286,881
Microchip Technology	4,354	356,331
Micron Technology	7,726	540,356
Microsoft	46,020	15,083,515
MongoDB, Cl A *	114	43,468
Monolithic Power Systems	232	120,921
Motorola Solutions	3,324	942,587
NetApp	1,536	117,811
Nutanix, Cl A *	3,981	123,809
NVIDIA	20,875	10,302,856
Okta, Cl A *	1,432	119,586
ON Semiconductor *	16,319	1,606,769
Oracle	7,002	842,971
Palantir Technologies, Cl A *	6,790	101,714
Palo Alto Networks *	558	135,761
Procore Technologies *	637	43,029
PTC *	1,123	165,272
Pure Storage, Cl A *	1,082	39,590
Qorvo *	1,046	112,330
QUALCOMM	8,911	1,020,577
Roper Technologies	445	222,082
Salesforce *	2,215	490,534
Seagate Technology Holdings	3,865	273,603
ServiceNow *	215	126,599
Skyworks Solutions	2,441	265,434
Splunk *	213	25,828
Super Micro Computer *	363	99,854
Synopsys *	2,033	932,923
TD SYNNEX	3,915	398,351
TE Connectivity	1,704	225,593
Teledyne Technologies *	1,397	584,365
Teradyne	4,998	539,134
Texas Instruments	5,074	852,737
Trimble *	2,367	129,688
Twilio, Cl A *	1,416	90,213

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC US EQUITY FUND
AUGUST 31, 2023

COMMON STOCK — continued
	Shares	Value
UNITED STATES — continued
INFORMATION TECHNOLOGY — continued
Tyler Technologies *	233	$92,834
Ubiquiti	839	146,850
VeriSign *	777	161,453
VMware, Cl A *	814	137,387
Western Digital *	3,634	163,530
Workday, Cl A *	187	45,722
Zebra Technologies, Cl A *	712	195,807
Zoom Video Communications, Cl A *	352	25,003
Zscaler *	223	34,799
		82,462,718

MATERIALS — 2.4%
Air Products & Chemicals	312	92,193
Albemarle	3,508	697,075
Amcor	11,449	111,513
AptarGroup	607	80,464
Avery Dennison	1,415	266,558
Ball	300	16,335
Berry Global Group	2,198	143,617
Celanese, Cl A	1,553	196,237
CF Industries Holdings	999	76,993
Chemours	10,730	365,035
Corteva	4,158	210,021
Crown Holdings	3,489	323,291
Dow	10,340	564,150
DuPont de Nemours	3,291	253,045
Eagle Materials	1,088	205,980
Eastman Chemical	2,034	172,910
Element Solutions	4,689	96,687
FMC	1,361	117,359
Freeport-McMoRan	16,365	653,127
Graphic Packaging Holding	5,617	124,922
International Paper	3,582	125,083
Linde	2,187	846,456
LyondellBasell Industries, Cl A	6,571	649,018
Martin Marietta Materials	531	237,044
Mosaic	7,447	289,316
Nucor	7,329	1,261,321
Olin	7,245	420,355
Packaging Corp of America	3,028	451,475

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC US EQUITY FUND
AUGUST 31, 2023

COMMON STOCK — continued
	Shares	Value
UNITED STATES — continued
MATERIALS — continued
PPG Industries	2,282	$323,496
Reliance Steel & Aluminum	3,598	1,025,286
RPM International	4,289	427,785
Sherwin-Williams	1,439	391,005
Steel Dynamics	8,184	872,333
Vulcan Materials	1,380	301,185
Westlake	1,500	196,470
		12,585,140

REAL ESTATE — 0.1%
CBRE Group, Cl A *	6,825	580,466
Zillow Group, Cl A *	875	44,555
Zillow Group, Cl C *	2,176	113,500
		738,521

UTILITIES — 1.1%
AES	5,821	104,371
Alliant Energy	1,852	92,915
Ameren	1,670	132,381
American Electric Power	2,485	194,824
American Water Works	1,226	170,095
Atmos Energy	3,484	403,970
Avangrid	659	22,735
Brookfield Renewable, Cl A	1,389	38,823
CenterPoint Energy	5,209	145,279
CMS Energy	1,584	89,005
Consolidated Edison	2,264	201,405
Constellation Energy	2,197	228,839
Dominion Energy	2,595	125,961
DTE Energy	1,300	134,394
Duke Energy	2,844	252,547
Edison International	1,730	119,110
Entergy	1,355	129,064
Essential Utilities	3,319	122,471
Evergy	1,983	109,005
Exelon	7,674	307,881
FirstEnergy	3,669	132,341
NextEra Energy	10,148	677,886
NiSource	5,185	138,751
NRG Energy	2,500	93,875

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC US EQUITY FUND
AUGUST 31, 2023

COMMON STOCK — continued
	Shares	Value
UNITED STATES — continued
UTILITIES — continued
PG&E *	18,170	$296,171
Pinnacle West Capital	2,395	185,062
PPL	5,203	129,659
Public Service Enterprise Group	3,423	209,077
Sempra	3,916	274,982
Southern	4,088	276,880
Vistra	9,173	288,216
		5,827,975

		339,372,389
Total Common Stock
(Cost $225,500,931)		339,809,539
REGISTERED INVESTMENT COMPANIES — 35.3%

EQUITY FUNDS — 35.3%
AQR Large Cap Defensive Style Fund, Cl R6	371,473	9,717,746
DFA Real Estate Securities Portfolio, Cl I	904,424	33,373,258
DFA US Small Cap Portfolio, Cl I	518,206	21,759,461
DFA US Small Cap Value Portfolio, Cl I	255,003	10,745,839
DFA US Targeted Value Portfolio, Cl I	1,343,266	39,962,166
iShares MSCI USA Min Vol Factor ETF	371,836	27,843,080
iShares MSCI USA Momentum Factor ETF	91,300	13,439,360
Vanguard Small Cap Value ETF	33,831	5,698,832
Vanguard U.S. Quality Factor ETF	54,607	6,393,846
Vanguard U.S. Value Factor ETF	120,502	12,478,934
Vanguard US Momentum Factor ETF	44,900	5,425,168
Total Registered Investment Companies
(Cost $140,169,756)		186,837,690
RIGHTS — 0.0%
	Number of Rights
Abiomed(1)	362	5,651

Total Rights (Cost $–)		5,651

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC US EQUITY FUND
AUGUST 31, 2023

SHORT-TERM INVESTMENT — 0.7%
	Shares	Value
DWS Government Money Market Series, Institutional Shares, 5.420% (A)
(Cost $3,591,204)	3,591,204	$3,591,204

Total Investments — 100.1%
(Cost $369,261,891)		$530,244,084

A list of open futures contracts held by the Fund at August 31, 2023, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation
Long Contracts
S&P 500 Index E-MINI	6	Sep-2023	$1,302,695	$1,354,800	$52,105

Percentages are based on Net Assets of $529,617,097.

*	Non-income producing security.
(1)	Level 3 security in accordance with fair value hierarchy.
(A)	The rate reported is the 7-day effective yield as of August 31, 2023.

Cl — Class
ETF — Exchange-Traded Fund
MSCI — Morgan Stanley Capital International
S&P— Standard & Poor's

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC US EQUITY FUND
AUGUST 31, 2023

The following is a summary of the level of inputs used as of August 31, 2023, in valuing the Fund’s investments and other financial instruments carried at value:

Investments in Securities	Level 1	Level 2	Level 3#	Total
Common Stock	$339,809,539	$–	$–	$339,809,539
Registered Investment Companies	186,837,690	–	–	186,837,690
Rights	–	–	5,651	5,651
Short-Term Investment	3,591,204	–	–	3,591,204
Total Investments in Securities	$530,238,433	$–	$5,651	$530,244,084

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contract^
Unrealized Appreciation	$52,105	$–	$–	$52,105
Total Other Financial Instruments	$52,105	$–	$–	$52,105

#	A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

^	Futures contracts are valued at the unrealized appreciation on the instrument.

Amounts designated as “—” are $0.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC INTERNATIONAL EQUITY FUND
AUGUST 31, 2023

SECTOR WEIGHTINGS† (UNAUDITED)

† Percentages are based on total investments. Total investments does not include futures.
SCHEDULE OF INVESTMENTS
REGISTERED INVESTMENT COMPANIES — 67.6%
	Shares	Value
EQUITY FUNDS — 67.6%
AQR International Defensive Style Fund, Cl R6	635,176	$8,638,392
Avantis Emerging Markets Equity ETF	284,000	15,358,720
Avantis International Equity ETF	91,878	5,279,310
Avantis International Small Cap Value ETF	114,505	6,776,406
DFA Emerging Markets Portfolio, Cl I	798,379	21,356,634
DFA Emerging Markets Small Cap Portfolio, Cl I	601,630	13,356,188
DFA Emerging Markets Targeted Value Portfolio, Cl I	233,481	2,537,940
DFA International High Relative Profitability Portfolio, Cl I	1,223,676	14,745,296
DFA International Real Estate Securities, Cl I	2,411,698	8,754,463
DFA International Small Cap Growth Portfolio, Cl I	141,917	2,045,028
DFA International Small Cap Value Portfolio, Cl I	668,422	13,669,228
DFA International Value Portfolio, Cl I	762,365	14,828,000
DFA Large Cap International Portfolio, Cl I	1,105,571	27,794,047
Dimensional Emerging Markets High Profitability	313,410	7,354,354
iShares MSCI EAFE Min Vol Factor ETF	128,472	8,625,610
iShares MSCI Emerging Markets Min Vol Factor ETF	188,371	10,234,196

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC INTERNATIONAL EQUITY FUND
AUGUST 31, 2023

REGISTERED INVESTMENT COMPANIES — continued
	Shares	Value
EQUITY FUNDS — continued
Schwab International Small-Cap Equity ETF	74,825	$2,545,546
Total Registered Investment Companies
(Cost $156,835,704)		183,899,358
COMMON STOCK — 29.9%

AUSTRALIA — 0.7%
AngloGold Ashanti ADR	16,978	288,626
BHP Group	562	16,156
BlueScope Steel	2,357	31,866
Brambles	5,144	49,814
Coles Group	26,878	282,798
Fortescue Metals Group	30,993	426,693
Glencore	54,740	291,501
Mineral Resources	767	35,207
Pilbara Minerals	40,302	120,826
REA Group	1,089	116,107
Rio Tinto	542	33,379
Sonic Healthcare	956	19,870
Wesfarmers	1,889	65,745
WiseTech Global	306	13,727
Woodside Energy Group	689	16,448
Woolworths Group	4,135	101,898
		1,910,661

AUSTRIA — 0.0%
Erste Group Bank	2,598	92,681

BELGIUM — 0.1%
KBC Group	2,206	144,736
Solvay	207	23,970
		168,706

BRAZIL — 0.9%
Banco do Brasil	52,000	497,838
BB Seguridade Participacoes	70,400	433,172
Cia de Saneamento Basico do Estado de Sao Paulo ADR	20,217	234,517
CPFL Energia	31,800	220,196
Itau Unibanco Holding ADR	53,504	294,272
PRIO *	28,800	271,422
TIM	31,000	90,645

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC INTERNATIONAL EQUITY FUND
AUGUST 31, 2023

COMMON STOCK — continued
	Shares	Value
BRAZIL — continued
Ultrapar Participacoes	5,900	$21,660
Vale ADR, Cl B	11,172	147,135
WEG	8,600	62,155
Wheaton Precious Metals	1,709	74,548
		2,347,560

CANADA — 2.0%
Agnico Eagle Mines	400	19,423
Canadian Natural Resources	16,979	1,098,508
Canadian Pacific Kansas City	5,030	399,288
Canadian Tire, Cl A	1,258	149,243
Cenovus Energy	32,912	656,194
CGI, Cl A *	292	30,449
Constellation Software	28	57,514
Dollarama	865	56,085
Empire	1,696	44,182
George Weston	887	98,370
Hydro One	1,413	36,726
Imperial Oil	9,043	513,521
Intact Financial	1,902	268,155
Magna International	471	27,705
National Bank of Canada	6,172	430,149
RB Global	1,530	94,617
Restaurant Brands International	812	56,399
Royal Bank of Canada	6,818	614,286
Sun Life Financial	5,631	274,674
Teck Resources, Cl B	5,682	234,984
Tourmaline Oil	3,025	155,123
WSP Global	1,891	264,869
		5,580,464

CHILE — 0.0%
Antofagasta	7,299	133,673

CHINA — 3.3%
AAC Technologies Holdings	76,500	148,184
Agricultural Bank of China, Cl A	35,800	16,986
Agricultural Bank of China, Cl H	1,071,000	367,090
Airtac International Group	1,046	30,131
Alibaba Group Holding *	18,800	218,196
Anhui Conch Cement, Cl A	4,300	15,162

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC INTERNATIONAL EQUITY FUND
AUGUST 31, 2023

COMMON STOCK — continued
	Shares	Value
CHINA — continued
ANTA Sports Products	13,400	$151,061
Baidu, Cl A *	16,200	289,320
Bank of Beijing, Cl A	31,100	19,065
Bank of China, Cl A	32,800	16,867
Bank of China, Cl H	1,913,000	648,348
Bank of Communications, Cl A	25,400	19,346
Bank of Ningbo, Cl A	6,868	24,647
Bank of Shanghai, Cl A	15,700	12,813
Baoshan Iron & Steel, Cl A	58,500	48,625
Beijing Enterprises Holdings	6,000	22,479
BOE Technology Group, Cl A	110,400	60,694
BYD, Cl A	1,200	41,087
BYD, Cl H	4,500	141,348
BYD Electronic International	75,000	347,363
C&D International Investment Group	10,000	25,413
China CITIC Bank, Cl H	381,000	169,571
China Coal Energy, Cl H	72,000	49,117
China Communications Services, Cl H	22,000	9,905
China Everbright Bank, Cl A	35,600	14,699
China Galaxy Securities, Cl H	98,000	52,721
China Hongqiao Group	75,500	75,155
China Longyuan Power Group, Cl H	127,000	100,533
China Merchants Bank, Cl A	7,100	30,787
China Merchants Securities, Cl A	9,800	19,122
China Merchants Shekou Industrial Zone Holdings, Cl A	16,600	31,153
China Minsheng Banking, Cl A	28,800	14,926
China Pacific Insurance Group, Cl A	7,600	28,932
China Petroleum & Chemical, Cl A	93,900	78,170
China Petroleum & Chemical, Cl H	676,000	395,262
China Railway Group, Cl H	38,000	20,103
China Resources Beer Holdings	2,000	11,743
China Resources Power Holdings	16,000	31,325
China Shenhua Energy, Cl H	116,000	337,620
China State Construction Engineering, Cl A	42,200	32,582
China State Construction International Holdings	92,000	102,326
China Tourism Group Duty Free, Cl A	1,900	28,436
China Vanke, Cl A	7,800	14,602
China Yangtze Power, Cl A	31,100	94,161
CITIC Securities, Cl A	16,650	50,793
COSCO SHIPPING Holdings, Cl H	118,700	121,725
Dongyue Group	15,000	12,871

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC INTERNATIONAL EQUITY FUND
AUGUST 31, 2023

COMMON STOCK — continued
	Shares	Value
CHINA — continued
ENN Energy Holdings	1,600	$12,553
Foshan Haitian Flavouring & Food, Cl A	3,912	21,023
Geely Automobile Holdings	60,000	74,483
Great Wall Motor, Cl H	82,500	97,746
Guotai Junan Securities, Cl A	17,100	34,183
Haidilao International Holding	60,000	163,189
Haier Smart Home, Cl A	10,242	33,021
Haier Smart Home, Cl H	31,800	98,494
Haitong Securities, Cl A	21,000	28,338
Huatai Securities, Cl A	13,000	28,365
Huaxia Bank, Cl A	24,900	18,922
Industrial & Commercial Bank of China, Cl A	19,500	12,357
Industrial Bank, Cl A	7,500	16,274
Inner Mongolia Yili Industrial Group, Cl A	7,400	26,413
Jiangsu Hengrui Pharmaceuticals, Cl A	6,404	36,754
Jiangsu Yanghe Brewery Joint-Stock, Cl A	1,300	23,909
Kingsoft	14,800	58,992
Kunlun Energy	54,000	39,532
Kweichow Moutai, Cl A	500	126,883
Lenovo Group	122,000	137,900
Li Ning	55,500	262,310
Luxshare Precision Industry, Cl A	12,169	55,036
Luzhou Laojiao, Cl A	1,900	60,574
Midea Group, Cl A	2,800	21,708
Minth Group	4,000	11,874
NARI Technology, Cl A	12,269	40,045
New China Life Insurance, Cl A	3,200	17,796
New China Life Insurance, Cl H	10,300	25,768
People's Insurance Group of China, Cl H	234,000	79,650
PetroChina, Cl A	60,600	64,483
PetroChina, Cl H	998,000	719,924
PICC Property & Casualty, Cl H	222,000	255,291
Ping An Bank, Cl A	9,600	14,656
Ping An Insurance Group of China, Cl A	4,400	29,491
Poly Developments and Holdings Group, Cl A	15,100	29,027
Postal Savings Bank of China, Cl H	410,000	202,224
SAIC Motor, Cl A	9,100	17,945
Sany Heavy Equipment International Holdings	95,000	148,028
Sany Heavy Industry, Cl A	16,600	35,307
Shanghai Pudong Development Bank, Cl A	12,100	11,594
Shenwan Hongyuan Group, Cl A	35,300	21,113
Sinopharm Group, Cl H	37,600	109,112

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC INTERNATIONAL EQUITY FUND
AUGUST 31, 2023

COMMON STOCK — continued
	Shares	Value
CHINA — continued
Tencent Holdings	12,300	$509,716
Tingyi Cayman Islands Holding	12,000	17,620
Tongcheng Travel Holdings *	60,400	135,360
Topsports International Holdings	34,000	27,689
TravelSky Technology, Cl H	6,000	10,743
Tsingtao Brewery, Cl H	10,000	83,156
Wuliangye Yibin, Cl A	2,200	47,051
Yankuang Energy Group, Cl H	93,000	146,000
Yuexiu Property	18,000	22,302
ZTE, Cl H	46,000	148,047
		9,062,536

DENMARK — 1.1%
AP Moller - Maersk, Cl B	91	165,198
Danske Bank	7,431	166,799
DSV Panalpina	1,311	248,958
Novo Nordisk, Cl B	10,671	1,968,306
Pandora	2,566	265,731
Vestas Wind Systems	2,465	56,954
		2,871,946

FINLAND — 0.2%
Elisa	1,640	80,510
Neste	972	35,559
Nordea Bank Abp	38,396	420,638
UPM-Kymmene	1,778	60,848
Wartsila Abp	2,228	28,275
		625,830

FRANCE — 1.4%
Air Liquide	1,166	210,669
Capgemini	162	30,233
Cie de Saint-Gobain	1,838	119,566
Dassault Aviation	360	70,690
Dassault Systemes	1,885	74,703
EssilorLuxottica	971	182,506
Hermes International SCA	284	584,099
L'Oreal	162	71,156
LVMH Moet Hennessy Louis Vuitton	602	509,087
Renault	9,718	392,114

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC INTERNATIONAL EQUITY FUND
AUGUST 31, 2023

COMMON STOCK — continued
	Shares	Value
FRANCE — continued
Safran	678	$108,660
Sartorius Stedim Biotech	542	153,717
Societe Generale	20,818	589,997
Thales	1,345	196,141
TotalEnergies	5,786	362,950
Valeo	4,102	79,736
		3,736,024

GERMANY — 1.7%
Bayerische Motoren Werke	3,490	367,076
Brenntag	1,896	153,357
Commerzbank	24,137	265,205
Continental	2,965	219,939
Deutsche Boerse	408	72,430
Deutsche Telekom	30,186	646,088
GEA Group	2,509	98,938
Hannover Rueck	1,228	261,169
Heidelberg Materials	1,143	91,905
Infineon Technologies	11,120	397,381
Mercedes-Benz Group	7,352	537,982
Muenchener Rueckversicherungs-Gesellschaft in Muenchen	2,081	807,760
SAP	365	50,919
Siemens	4,536	681,448
Siemens Energy	2,099	29,873
		4,681,470

HONG KONG — 0.0%
Techtronic Industries	6,000	59,176
Wharf Real Estate Investment	5,000	20,838
		80,014

INDONESIA — 0.8%
Adaro Energy Indonesia	1,498,700	262,552
Astra International	146,300	61,900
Bank Central Asia	706,900	425,558
Bank Mandiri Persero	1,171,000	463,058
Bank Negara Indonesia Persero	199,200	119,959
Bank Rakyat Indonesia Persero	1,213,100	441,928
Indofood Sukses Makmur	23,400	10,903

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC INTERNATIONAL EQUITY FUND
AUGUST 31, 2023

COMMON STOCK — continued
	Shares	Value
INDONESIA — continued
Sumber Alfaria Trijaya	945,800	$180,240
United Tractors	114,800	195,885
Vale Indonesia	66,300	25,660
		2,187,643

ITALY — 0.7%
Ferrari	455	144,572
Intesa Sanpaolo	375,784	1,003,495
Moncler	1,895	128,395
Prysmian	4,988	203,793
UniCredit	14,035	341,937
		1,822,192

JAPAN — 6.0%
Advantest	3,200	400,546
Ajinomoto	10,100	427,865
Bandai Namco Holdings	8,100	187,898
Bridgestone	2,700	104,829
Chiba Bank	60,100	429,138
Chugai Pharmaceutical	3,300	100,590
Daiichi Sankyo	5,700	167,886
Daikin Industries	1,200	207,430
Daito Trust Construction	500	55,142
Denso	1,500	102,379
Disco	1,100	217,409
Fast Retailing	300	68,823
Fuji Electric	600	28,272
FUJIFILM Holdings	3,700	218,657
Fujitsu	1,800	224,986
Hamamatsu Photonics	700	32,388
Hitachi	3,100	206,033
Hitachi Construction Machinery	2,600	80,845
Hoya	3,800	421,614
Iida Group Holdings	16,400	268,581
Isuzu Motors	2,600	33,284
ITOCHU	12,900	484,129
Japan Post Bank	51,300	411,634
Japan Tobacco	28,300	619,665
JFE Holdings	10,900	172,199
KDDI	700	20,809
Kurita Water Industries	1,600	62,328

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC INTERNATIONAL EQUITY FUND
AUGUST 31, 2023

COMMON STOCK — continued
	Shares	Value
JAPAN — continued
Marubeni	15,500	$253,248
Mazda Motor	22,800	237,551
Mitsubishi HC Capital	106,300	690,616
Mitsubishi Heavy Industries	500	28,316
Mitsubishi UFJ Financial Group	19,500	155,565
Mitsui	9,700	361,280
Mizuho Financial Group	70,200	1,156,828
Nintendo	3,000	128,631
Nippon Sanso Holdings	2,500	60,280
Nippon Steel	21,900	517,899
Nippon Telegraph & Telephone	177,500	204,948
Nippon Yusen	25,800	686,393
Nissin Foods Holdings	2,400	209,598
Nitto Denko	800	54,578
Nomura Real Estate Holdings	12,200	306,994
Nomura Research Institute	3,800	109,209
Obayashi	17,900	162,116
Oriental Land	1,000	36,021
ORIX	15,600	290,857
Otsuka	1,400	62,395
Pan Pacific International Holdings	7,800	155,417
Panasonic Holdings	7,900	90,930
Renesas Electronics *	9,400	156,601
Resona Holdings	30,600	162,104
Rohm	300	25,022
Sekisui Chemical	14,500	222,392
Sekisui House	3,300	67,252
Shimadzu	600	17,632
Shin-Etsu Chemical	9,500	302,801
Sompo Holdings	1,100	47,869
Sony	4,500	374,366
Sumitomo	3,300	67,869
Sumitomo Electric Industries	20,000	244,846
Sumitomo Mitsui Financial Group	5,000	228,582
Sumitomo Mitsui Trust Holdings	14,000	524,424
Taisei	7,100	238,958
Takeda Pharmaceutical	4,200	129,801
TDK	3,300	120,111
Tokio Marine Holdings	16,800	370,751
Tokyo Electron	3,900	579,250
Tokyo Gas	13,500	312,398
Toyota Motor	9,500	163,677

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC INTERNATIONAL EQUITY FUND
AUGUST 31, 2023

COMMON STOCK — continued
	Shares	Value
JAPAN — continued
Toyota Tsusho	1,700	$101,199
Unicharm	600	23,936
		16,196,870

MALAYSIA — 0.0%
Gamuda	24,600	23,882
Telekom Malaysia	63,100	69,404
		93,286

MEXICO — 1.2%
America Movil ADR	8,887	170,364
Arca Continental	40,700	397,440
Cemex ADR *	39,419	314,169
Coca-Cola Femsa ADR	1,429	121,094
Fibra Uno Administracion ‡	84,500	122,707
Grupo Aeroportuario del Pacifico, Cl B	4,600	84,114
Grupo Aeroportuario del Sureste ADR	1,606	437,282
Grupo Bimbo, Ser A	61,400	302,094
Grupo Carso	24,400	192,876
Grupo Financiero Banorte, Cl O	12,100	102,709
Grupo Financiero Inbursa, Cl O *	94,500	211,718
Grupo Mexico	24,500	117,108
Promotora y Operadora de Infraestructura	11,580	110,587
Southern Copper	4,391	354,178
Wal-Mart de Mexico	41,600	164,004
		3,202,444

NETHERLANDS — 1.1%
ASML Holding	1,776	1,167,772
Koninklijke Ahold Delhaize	24,891	814,186
Shell	22,895	700,021
Wolters Kluwer	1,641	197,725
		2,879,704

NORWAY — 0.0%
Norsk Hydro	21,362	118,194

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC INTERNATIONAL EQUITY FUND
AUGUST 31, 2023

COMMON STOCK — continued
	Shares	Value
PHILIPPINES — 0.0%
Metropolitan Bank & Trust	17,500	$17,055

POLAND — 0.1%
Bank Polska Kasa Opieki	1,915	49,993
Dino Polska *	283	25,952
mBank *	248	25,757
Powszechny Zaklad Ubezpieczen	6,276	62,853
Santander Bank Polska *	179	16,104
		180,659

PORTUGAL — 0.0%
Jeronimo Martins SGPS	830	21,158

RUSSIA — 0.0%
Evraz * (1)	29,556	—

SINGAPORE — 0.1%
STMicroelectronics	2,589	122,187
United Overseas Bank	8,400	176,462
		298,649

SOUTH AFRICA — 0.2%
Anglo American	8,070	214,595
Anglo American Platinum	2,412	84,117
Aspen Pharmacare Holdings	2,683	24,479
FirstRand	6,672	25,923
Gold Fields ADR	6,476	81,792
Shoprite Holdings	2,080	29,029
Sibanye Stillwater	68,981	104,081
		564,016

SOUTH KOREA — 1.6%
CJ	607	32,251
DB Insurance	1,519	93,809
Doosan Bobcat	4,115	167,215
Hana Financial Group	2,351	70,254
Hankook Tire & Technology	3,690	108,011
HD Hyundai	3,485	155,679
HYBE *	52	9,929

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC INTERNATIONAL EQUITY FUND
AUGUST 31, 2023

COMMON STOCK — continued
	Shares	Value
SOUTH KOREA — continued
Hyundai Mobis	310	$54,122
Kakao	620	22,501
KB Financial Group	4,476	182,335
Kia	5,045	305,798
Korea Zinc	321	127,807
KT&G	4,058	266,616
Kumho Petrochemical	747	70,432
LG Electronics	653	48,597
LG Innotek	754	153,722
Meritz Financial Group	2,356	97,362
Orion	893	82,243
POSCO Holdings	567	247,917
Posco International	2,920	174,845
Samsung Electronics	35,571	1,799,048
Samsung Engineering *	2,635	67,690
Samsung Securities	1,142	32,232
		4,370,415

SPAIN — 0.6%
Banco Bilbao Vizcaya Argentaria	35,047	276,517
Banco Santander	122,982	480,075
CaixaBank	110,550	447,755
Iberdrola	24,820	294,433
Repsol	13,592	210,080
		1,708,860

SWEDEN — 0.5%
Alfa Laval	4,917	172,636
Atlas Copco, Cl A	32,712	432,493
Epiroc, Cl A	4,036	77,432
H & M Hennes & Mauritz, Cl B	5,323	81,271
Investor, Cl B	11,172	215,037
Nibe Industrier, Cl B	25,240	188,923
Skandinaviska Enskilda Banken, Cl A	15,724	182,298
		1,350,090

SWITZERLAND — 0.6%
Chocoladefabriken Lindt & Spruengli	7	83,669
Dufry *	792	35,190
Kuehne + Nagel International	1,107	332,593

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC INTERNATIONAL EQUITY FUND
AUGUST 31, 2023

COMMON STOCK — continued
	Shares	Value
SWITZERLAND — continued
Lonza Group	161	$88,806
Partners Group Holding	42	45,272
Sika	797	225,218
Sonova Holding	199	52,582
Straumann Holding	190	28,726
Swatch Group	436	122,403
Swiss Life Holding	127	79,536
Zurich Insurance Group	1,136	532,663
		1,626,658

TAIWAN — 2.0%
Accton Technology	15,000	223,715
Acer	63,000	72,235
Advantech	5,387	57,973
ASE Technology Holding	90,000	333,114
Asia Cement	58,000	72,653
Catcher Technology	22,000	124,475
Chailease Holding	27,026	150,654
Compal Electronics	82,000	81,873
CTBC Financial Holding	75,000	56,057
Delta Electronics	8,000	86,455
E.Sun Financial Holding	271,405	208,143
Evergreen Marine Taiwan	14,600	48,757
Fubon Financial Holding	60,041	119,732
Global Unichip	1,000	45,513
Hon Hai Precision Industry	81,000	270,438
Inventec	78,000	137,409
Lite-On Technology	70,000	299,254
MediaTek	8,000	176,428
Mega Financial Holding	55,793	62,790
Micro-Star International	29,000	145,016
Novatek Microelectronics	25,000	312,523
Quanta Computer	28,000	221,949
Realtek Semiconductor	21,000	274,435
SinoPac Financial Holdings	54,974	29,507
Synnex Technology International	54,000	103,500
Taishin Financial Holding	208,205	116,241
Taiwan Cooperative Financial Holding	154,586	127,393
Taiwan Semiconductor Manufacturing ADR	3,958	370,350
United Microelectronics	310,000	442,602
Vanguard International Semiconductor	73,000	156,083
Wistron	48,000	175,481

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC INTERNATIONAL EQUITY FUND
AUGUST 31, 2023

COMMON STOCK — continued
	Shares	Value
TAIWAN — continued
Wiwynn *	2,000	$97,469
Yuanta Financial Holding	185,923	142,263
Zhen Ding Technology Holding	36,000	108,985
		5,451,465

THAILAND — 0.4%
Advanced Info Service NVDR	20,700	127,616
Bumrungrad Hospital NVDR	21,000	155,243
Central Retail NVDR	25,000	29,410
Delta Electronics Thailand NVDR	55,000	170,216
Krung Thai Bank NVDR	417,800	230,156
PTT Exploration & Production NVDR	79,400	359,462
		1,072,103

TURKEY — 0.9%
Akbank	192,509	207,091
Ford Otomotiv Sanayi	7,407	238,987
Haci Omer Sabanci Holding	171,711	383,929
KOC Holding	43,225	229,359
Pegasus Hava Tasimaciligi *	6,787	222,029
Tofas Turk Otomobil Fabrikasi	7,502	75,709
Turk Hava Yollari AO *	27,372	250,749
Turkcell Iletisim Hizmetleri	86,166	179,693
Turkiye Is Bankasi, Cl C	223,514	175,961
Turkiye Petrol Rafinerileri	30,534	161,147
Turkiye Sise ve Cam Fabrikalari	6,316	12,100
Yapi ve Kredi Bankasi	314,311	186,677
		2,323,431

UNITED KINGDOM — 1.1%
Ashtead Group	6,149	428,944
AstraZeneca	170	22,835
Auto Trader Group	3,155	24,194
BAE Systems	17,152	218,307
BP	112,727	696,573
Burberry Group	5,781	159,612
HSBC Holdings	105,981	781,845
JD Sports Fashion	74,755	137,213
Legal & General Group	75,485	208,558
Next	430	38,003

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC INTERNATIONAL EQUITY FUND
AUGUST 31, 2023

COMMON STOCK — continued
	Shares	Value
UNITED KINGDOM — continued
Rolls-Royce Holdings *	35,375	$99,238
Spirax-Sarco Engineering	369	47,286
SSE	1,149	23,611
Standard Chartered	10,917	98,228
United Utilities Group	2,190	26,225
		3,010,672

UNITED STATES — 0.5%
CONSUMER DISCRETIONARY — 0.1%
Stellantis	11,999	222,741

CONSUMER STAPLES — 0.0%
JBS	15,200	56,846

ENERGY — 0.1%
Tenaris	11,856	189,339

HEALTH CARE — 0.0%
CSL	288	50,860

INDUSTRIALS — 0.3%
Experian	5,803	202,662
Schneider Electric	4,005	686,491
		889,153

MATERIALS — 0.0%
Holcim Ltd.	261	17,260

		1,426,199
ZAMBIA — 0.1%
First Quantum Minerals	7,784	209,117

Total Common Stock
(Cost $59,451,989)		81,422,445

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC INTERNATIONAL EQUITY FUND
AUGUST 31, 2023

PREFERRED STOCK — 0.2%
	Shares	Value
BRAZIL — 0.2%
Cia Energetica de Minas Gerais(2)	117,149	$291,687
Petroleo Brasileiro(2)	52,200	337,420

Total Preferred Stock
(Cost $481,802)		629,107
RIGHTS — 0.0%
	Number of Rights
Constellation Software*	28	16

(Cost $–)		16
WARRANTS — 0.0%
	Number of Warrants
Constellation Software, Expires 08/22/28* (1)	28	—

(Cost $–)		—
SHORT-TERM INVESTMENT — 2.2%
	Shares
DWS Government Money Market Series, Institutional Shares, 5.420% (A)
(Cost $5,870,744)	5,870,744	5,870,744

Total Investments — 99.9%
(Cost $222,640,239)		$271,821,670

A list of open futures contracts held by the Fund at August 31, 2023, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized (Depreciation)
Long Contracts
IFSC Nifty50 Index	139	Sep-2023	$5,412,394	$5,406,822	$(5,572)

Percentages are based on Net Assets of $272,166,828.

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC INTERNATIONAL EQUITY FUND
AUGUST 31, 2023

*	Non-income producing security.
‡	Real Estate Investment Trust
(1)	Level 3 security in accordance with fair value hierarchy.
(2)	No Interest Rate Available.
(A)	The rate reported is the 7-day effective yield as of August 31, 2023.

ADR — American Depositary Receipt
Cl — Class
EAFE — Europe, Australasia and Far East
ETF — Exchange-Traded Fund
IFSC— International Financial Service Centre
Ltd. — Limited
MSCI — Morgan Stanley Capital International
NVDR — Non-Voting Depositary Receipt
Ser — Series Vol — Volatility

The following is a summary of the level of inputs used as of August 31, 2023, in valuing the Fund’s investments and other financial instruments carried at value:

Investments in Securities	Level 1	Level 2	Level 3#		Total
Registered Investment Companies	$183,899,358	$–	$–		$183,899,358
Common Stock
Australia	288,626	1,622,035	–		1,910,661
Austria	–	92,681	–		92,681
Belgium	–	168,706	–		168,706
Brazil	2,347,560	–	–		2,347,560
Canada	5,580,464	–	–		5,580,464
Chile	–	133,673	–		133,673
China	–	9,062,536	–		9,062,536
Denmark	–	2,871,946	–		2,871,946
Finland	–	625,830	–		625,830
France	–	3,736,024	–		3,736,024
Germany	–	4,681,470	–		4,681,470
Hong Kong	–	80,014	–		80,014
Indonesia	–	2,187,643	–		2,187,643
Italy	144,572	1,677,620	–		1,822,192
Japan	–	16,196,870	–		16,196,870
Malaysia	–	93,286	–		93,286
Mexico	3,202,444	–	–		3,202,444
Netherlands	–	2,879,704	–		2,879,704
Norway	–	118,194	–		118,194
Philippines	–	17,055	–		17,055
Poland	–	180,659	–		180,659
Portugal	–	21,158	–		21,158
Russia	–	–	–	(1)	–	(1)
Singapore	–	298,649	–		298,649
South Africa	81,792	482,224	–		564,016
South Korea	–	4,370,415	–		4,370,415
Spain	–	1,708,860	–		1,708,860
Sweden	–	1,350,090	–		1,350,090

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC INTERNATIONAL EQUITY FUND
AUGUST 31, 2023

Investments in Securities	Level 1	Level 2	Level 3#		Total
Switzerland	$–	$1,626,658	$–		$1,626,658
Taiwan	370,350	5,081,115	–		5,451,465
Thailand	–	1,072,103	–		1,072,103
Turkey	–	2,323,431	–		2,323,431
United Kingdom	–	3,010,672	–		3,010,672
United States	56,846	1,369,353	–		1,426,199
Zambia	209,117	–	–		209,117
Total Common Stock	12,281,771	69,140,674	–	(1)	81,422,445
Preferred Stock
Brazil	629,107	–	–		629,107
Rights	16	–	–		16
Warrants	–	–	–	(1)	– (1)
Short-Term Investment	5,870,744	–	–		5,870,744
Total Investments in Securities	$202,680,996	$69,140,674	$–	(1)	$271,821,670

Other Financial Instruments	Level 1	Level 2	Level 3		Total
Futures Contract^
Unrealized Depreciation	$(5,572)	$–	$–		$(5,572)
Total Other Financial Instruments	$(5,572)	$–	$–		$(5,572)

# A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

(1) Includes securities valued at zero.

^ Futures contracts are valued at the unrealized depreciation on the instrument.

Amounts designated as “—” are $0.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC GLOBAL EQUITY FUND
AUGUST 31, 2023

SECTOR WEIGHTINGS† (UNAUDITED)

†	Percentages are based on total investments. Total investments does not include futures.
SCHEDULE OF INVESTMENTS
COMMON STOCK — 49.9%
	Shares	Value
AUSTRALIA — 0.3%
AngloGold Ashanti ADR	12,583	$213,911
BHP Group	434	12,477
BlueScope Steel	1,841	24,890
Brambles	6,239	60,418
Coles Group	3,910	41,139
Fortescue Metals Group	24,313	334,726
Glencore	52,559	279,887
Mineral Resources	370	16,984
Pilbara Minerals	30,206	90,558
REA Group	734	78,258
Rio Tinto	279	17,182
Sonic Healthcare	729	15,152
Wesfarmers	1,077	37,484
WiseTech Global	720	32,298
Woodside Energy Group	3,954	94,391
Woolworths Group	2,634	64,909
		1,414,664

AUSTRIA — 0.0%
Erste Group Bank	919	32,785
Verbund	222	18,168
		50,953

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC GLOBAL EQUITY FUND
AUGUST 31, 2023

COMMON STOCK — continued
	Shares	Value
BELGIUM — 0.0%
KBC Group	1,189	$78,011

BRAZIL — 0.4%
Banco do Brasil	40,700	389,654
BB Seguridade Participacoes	52,000	319,956
Cia de Saneamento Basico do Estado de Sao Paulo SABESP *	14,200	166,086
CPFL Energia	28,400	196,653
Itau Unibanco Holding ADR *	24,573	135,152
PRIO *	21,300	200,739
Raia Drogasil	1,768	9,929
TIM	31,500	92,107
Ultrapar Participacoes	5,700	20,926
Vale ADR, Cl B	11,734	154,537
WEG	3,800	27,464
Wheaton Precious Metals	1,224	53,391
		1,766,594

CANADA — 0.8%
Canadian Natural Resources	11,419	738,787
Canadian Pacific Kansas City	4,030	319,907
Canadian Tire, Cl A	931	110,450
Cenovus Energy	25,153	501,496
CGI, Cl A *	253	26,382
Constellation Software	22	45,190
Dollarama	718	46,554
Empire	1,438	37,461
George Weston	512	56,782
Hydro One	1,426	37,064
Imperial Oil	6,944	394,326
Intact Financial	1,593	224,590
Magna International	271	15,941
National Bank of Canada	4,302	299,822
RB Global	1,078	66,665
Restaurant Brands International	442	30,700
Royal Bank of Canada	5,306	478,058
Sun Life Financial	4,065	198,286
Teck Resources, Cl B	5,069	209,633
Tourmaline Oil	615	31,537

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC GLOBAL EQUITY FUND
AUGUST 31, 2023

COMMON STOCK — continued
	Shares	Value
CANADA — continued
WSP Global	1,366	$191,333
		4,060,964

CHILE — 0.0%
Antofagasta	5,161	94,518

CHINA — 1.4%
3SBio	8,000	6,690
AAC Technologies Holdings	23,500	45,521
Agricultural Bank of China, Cl A	44,800	21,257
Agricultural Bank of China, Cl H	831,000	284,829
Airtac International Group	1,046	30,131
Alibaba Group Holding *	12,500	145,077
Anhui Conch Cement, Cl A	3,288	11,594
ANTA Sports Products	6,400	72,149
Baidu, Cl A *	11,500	205,381
Bank of Beijing, Cl A	26,800	16,429
Bank of China, Cl A	31,200	16,044
Bank of China, Cl H	1,536,000	520,577
Bank of Communications, Cl A	23,300	17,747
Bank of Ningbo, Cl A	4,440	15,934
Bank of Shanghai, Cl A	12,297	10,036
Baoshan Iron & Steel, Cl A	43,800	36,406
Beijing Enterprises Holdings	5,000	18,732
BOE Technology Group, Cl A	72,900	40,078
BYD, Cl A	900	30,815
BYD, Cl H	3,500	109,937
BYD Electronic International	58,500	270,943
C&D International Investment Group	9,000	22,872
China CITIC Bank, Cl H	275,000	122,394
China Coal Energy, Cl H	84,000	57,303
China Communications Services, Cl H	22,000	9,905
China Everbright Bank, Cl A	30,400	12,552
China Galaxy Securities, Cl H	70,500	37,926
China Hongqiao Group	48,500	48,278
China Longyuan Power Group, Cl H	87,000	68,869
China Merchants Bank, Cl A	5,100	22,115
China Merchants Securities, Cl A	5,500	10,732
China Merchants Shekou Industrial Zone Holdings, Cl A	15,700	29,464
China Minsheng Banking, Cl A	24,100	12,490

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC GLOBAL EQUITY FUND
AUGUST 31, 2023

COMMON STOCK — continued
	Shares	Value
CHINA — continued
China Pacific Insurance Group, Cl A	3,700	$14,085
China Petroleum & Chemical, Cl A	89,300	74,340
China Petroleum & Chemical, Cl H	472,000	275,982
China Railway Group, Cl H	26,000	13,755
China Resources Beer Holdings	2,000	11,743
China Resources Land	2,000	8,453
China Resources Power Holdings	12,000	23,494
China Shenhua Energy, Cl H	100,500	292,507
China State Construction Engineering, Cl A	21,200	16,368
China State Construction International Holdings	64,000	71,184
China Tourism Group Duty Free, Cl A	1,400	20,953
China Vanke, Cl A	6,100	11,419
China Yangtze Power, Cl A	30,400	92,042
CITIC Securities, Cl A	9,535	29,087
COSCO SHIPPING Holdings, Cl H	96,250	98,703
Dongyue Group	16,000	13,730
ENN Energy Holdings	800	6,276
Foshan Haitian Flavouring & Food, Cl A	3,089	16,599
Geely Automobile Holdings	60,000	74,483
Great Wall Motor, Cl H	60,500	71,680
Guotai Junan Securities, Cl A	7,677	15,346
Haidilao International Holding	49,000	133,271
Haier Smart Home, Cl A	7,541	24,313
Haier Smart Home, Cl H	30,200	93,538
Haitong Securities, Cl A	11,400	15,383
Huatai Securities, Cl A	8,200	17,892
Huaxia Bank, Cl A	20,800	15,807
Industrial & Commercial Bank of China, Cl A	16,300	10,329
Industrial Bank, Cl A	5,400	11,717
Inner Mongolia Yili Industrial Group, Cl A	4,100	14,634
Jiangsu Hengrui Pharmaceuticals, Cl A	4,320	24,793
Jiangsu Yanghe Brewery Joint-Stock, Cl A	900	16,552
Kingsoft	9,800	39,062
Kweichow Moutai, Cl A	400	101,507
Lenovo Group	102,000	115,293
Li Ning	41,500	196,142
Luxshare Precision Industry, Cl A	9,015	40,772
Luzhou Laojiao, Cl A	1,700	54,197
Midea Group, Cl A	2,100	16,281
Minth Group	4,000	11,874
NARI Technology, Cl A	10,483	34,217
New China Life Insurance, Cl A	2,100	11,679

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC GLOBAL EQUITY FUND
AUGUST 31, 2023

COMMON STOCK — continued
	Shares	Value
CHINA — continued
New China Life Insurance, Cl H	20,900	$52,286
NXP Semiconductors	1,605	330,181
People's Insurance Group of China, Cl H	192,000	65,354
PetroChina, Cl A	39,500	42,031
PetroChina, Cl H	748,000	539,582
PICC Property & Casualty, Cl H	168,000	193,193
Ping An Bank, Cl A	7,000	10,687
Ping An Insurance Group of China, Cl A	3,200	21,448
Ping An Insurance Group of China, Cl H	11,500	68,852
Poly Developments and Holdings Group, Cl A	9,900	19,031
SAIC Motor, Cl A	6,000	11,832
Sany Heavy Equipment International Holdings	69,000	107,515
Sany Heavy Industry, Cl A	12,400	26,374
Shanghai Pudong Development Bank, Cl A	10,000	9,582
Shenwan Hongyuan Group, Cl A	19,800	11,843
Sinopharm Group, Cl H	24,000	69,646
Tencent Holdings	8,300	343,955
Tingyi Cayman Islands Holding	8,000	11,746
Tongcheng Travel Holdings *	54,000	121,017
Topsports International Holdings	26,000	21,174
Tsingtao Brewery, Cl H	8,000	66,525
Uni-President China Holdings	12,000	8,874
Wuliangye Yibin, Cl A	800	17,109
Yankuang Energy Group, Cl H	81,000	127,161
Yonghui Superstores, Cl A *	19,700	8,703
Yuexiu Property	18,000	22,302
ZTE, Cl H	35,400	113,932
		7,074,624

DENMARK — 0.4%
AP Moller - Maersk, Cl B	56	101,660
Danske Bank	7,177	161,097
DSV Panalpina	936	177,746
Novo Nordisk, Cl B	5,588	1,030,728
Pandora	2,068	214,159
Vestas Wind Systems *	1,900	43,900
		1,729,290

FINLAND — 0.1%
Elisa	901	44,231
Neste	639	23,377

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC GLOBAL EQUITY FUND
AUGUST 31, 2023

COMMON STOCK — continued
	Shares	Value
FINLAND — continued
Nordea Bank Abp	30,772	$337,115
UPM-Kymmene	1,783	61,019
Wartsila Abp	3,842	48,758
		514,500

FRANCE — 0.5%
Air Liquide	812	146,709
Cie de Saint-Gobain	2,632	171,218
Dassault Aviation	220	43,199
Dassault Systemes	1,220	48,349
EssilorLuxottica	589	110,707
Hermes International SCA	179	368,147
L'Oreal	155	68,081
LVMH Moet Hennessy Louis Vuitton	325	274,839
Publicis Groupe	156	12,172
Renault	7,915	319,365
Safran	787	126,129
Sartorius Stedim Biotech	458	129,894
Societe Generale	9,614	272,680
Thales	937	136,643
TotalEnergies	4,339	272,181
Valeo	3,746	72,816
		2,573,129

GERMANY — 0.7%
Bayerische Motoren Werke	1,645	173,020
Brenntag	1,520	122,944
Commerzbank	17,132	188,238
Continental	1,322	98,064
Deutsche Boerse	247	43,848
Deutsche Telekom	18,443	394,746
GEA Group	1,917	75,594
Hannover Rueck	1,226	260,744
Heidelberg Materials	792	63,682
Infineon Technologies	11,012	393,522
Mercedes-Benz Group	4,837	353,947
Muenchener Rueckversicherungs-Gesellschaft in Muenchen	1,286	499,173
RWE	433	17,829
SAP	289	40,317
Siemens	3,318	498,467

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC GLOBAL EQUITY FUND
AUGUST 31, 2023

COMMON STOCK — continued
	Shares	Value
GERMANY — continued
Siemens Energy *	582	$8,283
		3,232,418

HONG KONG — 0.0%
Techtronic Industries	3,500	34,519

INDONESIA — 0.3%
Adaro Energy Indonesia	1,134,000	198,662
Bank Central Asia	562,500	338,628
Bank Mandiri Persero	930,600	367,995
Bank Negara Indonesia Persero	174,100	104,844
Bank Rakyat Indonesia Persero	618,800	225,426
Indofood Sukses Makmur	38,300	17,845
Sumber Alfaria Trijaya	798,900	152,245
United Tractors	74,800	127,633
Vale Indonesia	97,100	37,580
		1,570,858

ITALY — 0.3%
Ferrari	239	75,940
Intesa Sanpaolo	227,211	606,745
Moncler	1,411	95,602
Prysmian	4,171	170,412
UniCredit	11,655	283,953
		1,232,652

JAPAN — 2.4%
Advantest	2,500	312,927
Ajinomoto	7,700	326,194
Bandai Namco Holdings	5,700	132,225
Bridgestone	2,900	112,595
Chiba Bank	52,300	373,443
Chugai Pharmaceutical	2,100	64,012
Daiichi Sankyo	4,500	132,541
Daikin Industries	900	155,573
Daito Trust Construction	200	22,057
Denso	1,300	88,728
Disco	600	118,587
Fast Retailing	100	22,941
Fuji Electric	500	23,560

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC GLOBAL EQUITY FUND
AUGUST 31, 2023

COMMON STOCK — continued
	Shares	Value
JAPAN — continued
FUJIFILM Holdings	2,600	$153,651
Fujitsu	1,400	174,989
Hamamatsu Photonics	500	23,134
Hitachi	1,100	73,108
Hitachi Construction Machinery	3,900	121,267
Hoya	2,900	321,758
Iida Group Holdings	9,600	157,218
Inpex	1,600	22,406
Isuzu Motors	2,200	28,163
ITOCHU	9,400	352,776
Japan Post Bank	35,700	286,459
Japan Post Holdings	13,200	101,200
Japan Tobacco	22,500	492,666
JFE Holdings	9,400	148,502
KDDI	1,000	29,727
Kurita Water Industries	1,400	54,537
Marubeni	13,200	215,670
Mazda Motor	25,500	265,682
Mitsubishi	3,000	147,975
Mitsubishi HC Capital	82,700	537,290
Mitsubishi UFJ Financial Group	15,200	121,261
Mitsui	10,200	379,902
Mitsui OSK Lines	5,000	138,455
Mizuho Financial Group	54,800	903,051
Nintendo	3,000	128,631
NIPPON EXPRESS HOLDINGS INC	300	15,579
Nippon Sanso Holdings	1,800	43,402
Nippon Steel	14,000	331,077
Nippon Telegraph & Telephone	150,000	173,195
Nippon Yusen	21,000	558,692
Nissin Foods Holdings	1,800	157,198
Nitto Denko	600	40,934
Nomura Real Estate Holdings	2,400	60,392
Nomura Research Institute	2,400	68,974
Obayashi	8,900	80,605
Obic	100	17,387
Oriental Land	1,000	36,021
ORIX	7,500	139,835
Pan Pacific International Holdings	6,300	125,529
Panasonic Holdings	8,000	92,080
Renesas Electronics *	6,900	114,952
Resona Holdings	32,300	171,110

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC GLOBAL EQUITY FUND
AUGUST 31, 2023

COMMON STOCK — continued
	Shares	Value
JAPAN — continued
Rohm	300	$25,022
Sekisui Chemical	5,500	84,356
Sekisui House	7,800	158,959
Seven & i Holdings	1,900	77,959
Shimadzu	700	20,571
Shin-Etsu Chemical	9,000	286,864
Sompo Holdings	1,000	43,518
Sony	3,700	307,812
Sumitomo	700	14,397
Sumitomo Electric Industries	13,400	164,047
Sumitomo Mitsui Financial Group	2,900	132,578
Sumitomo Mitsui Trust Holdings	10,600	397,064
Taisei	4,300	144,721
Takeda Pharmaceutical	1,900	58,720
TDK	1,800	65,515
Tokio Marine Holdings	1,400	30,896
Tokyo Electron	2,700	401,019
Tokyo Gas	3,700	85,620
Toyota Tsusho	2,000	119,057
Yamaha Motor	500	12,938
		12,123,456

MALAYSIA — 0.0%
Gamuda	35,000	33,979
RHB Bank	7,400	8,945
Telekom Malaysia	43,500	47,846
		90,770

MEXICO — 0.5%
America Movil ADR	4,455	85,402
Arca Continental	27,900	272,447
Cemex ADR *	30,442	242,623
Coca-Cola Femsa ADR	4,480	379,635
Fibra Uno Administracion ‡	43,500	63,169
Grupo Aeroportuario del Pacifico, Cl B	2,700	49,371
Grupo Aeroportuario del Sureste ADR	1,052	286,439
Grupo Bimbo, Ser A	50,900	250,433
Grupo Carso	17,100	135,171
Grupo Financiero Banorte, Cl O	6,600	56,023
Grupo Financiero Inbursa, Cl O *	67,800	151,899
Grupo Mexico	14,300	68,353

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC GLOBAL EQUITY FUND
AUGUST 31, 2023

COMMON STOCK — continued
	Shares	Value
MEXICO — continued
Promotora y Operadora de Infraestructura	10,290	$98,268
Southern Copper	4,144	334,255
Wal-Mart de Mexico	43,700	172,283
		2,645,771

NETHERLANDS — 0.4%
ABN AMRO Bank	15,804	232,476
ASML Holding	1,245	818,624
Koninklijke Ahold Delhaize	19,787	647,233
Shell	10,219	312,449
Wolters Kluwer	1,037	124,949
		2,135,731

NORWAY — 0.0%
Norsk Hydro	18,938	104,782

PHILIPPINES — 0.0%
Metropolitan Bank & Trust	35,300	34,401

POLAND — 0.0%
Bank Polska Kasa Opieki	1,282	33,468
Dino Polska *	183	16,782
mBank *	125	12,982
Powszechny Zaklad Ubezpieczen	4,409	44,155
Santander Bank Polska *	90	8,097
		115,484

PORTUGAL — 0.0%
Jeronimo Martins SGPS	565	14,403

RUSSIA — 0.0%
Evraz * (1)	16,851	—

SINGAPORE — 0.0%
STMicroelectronics	553	26,099
United Overseas Bank	5,600	117,641
		143,740

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC GLOBAL EQUITY FUND
AUGUST 31, 2023

COMMON STOCK — continued
	Shares	Value
SOUTH AFRICA — 0.1%
Anglo American	4,644	$123,492
Anglo American Platinum	1,835	63,994
Aspen Pharmacare Holdings	1,947	17,764
FirstRand	5,526	21,471
Gold Fields ADR	4,748	59,967
MTN Group	1,466	9,323
Shoprite Holdings	2,772	38,687
Sibanye Stillwater	53,377	80,537
		415,235

SOUTH KOREA — 0.7%
CJ	663	35,227
DB Insurance	1,142	70,527
Doosan Bobcat	3,191	129,668
Hana Financial Group	3,467	103,603
Hankook Tire & Technology	3,250	95,131
HD Hyundai	1,238	55,303
HYBE *	70	13,366
Hyundai Mobis	144	25,140
Kakao	370	13,428
KB Financial Group	2,990	121,801
Kia	3,952	239,547
Korea Zinc	257	102,325
KT&G	1,403	92,179
Kumho Petrochemical	346	32,623
LG Electronics	576	42,867
LG Innotek	574	117,024
Meritz Financial Group	1,869	77,237
Orion	672	61,889
POSCO Holdings	421	184,080
Posco International	2,234	133,769
Samsung Electronics	26,882	1,359,591
Samsung Engineering *	2,188	56,207
Samsung Securities	930	26,248
		3,188,780

SPAIN — 0.2%
Banco Bilbao Vizcaya Argentaria	17,512	138,168
Banco Santander	70,225	274,132
CaixaBank	86,144	348,904
Iberdrola	18,507	219,544

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC GLOBAL EQUITY FUND
AUGUST 31, 2023

COMMON STOCK — continued
	Shares	Value
SPAIN — continued
Repsol	12,355	$190,960
		1,171,708

SWEDEN — 0.2%
Alfa Laval	4,339	152,343
Atlas Copco, Cl A	25,804	341,160
Epiroc, Cl A	3,719	71,351
H & M Hennes & Mauritz, Cl B	2,599	39,682
Investor, Cl B	10,944	210,648
Nibe Industrier, Cl B	21,544	161,258
Skandinaviska Enskilda Banken, Cl A	15,002	173,927
		1,150,369

SWITZERLAND — 0.5%
Chocoladefabriken Lindt & Spruengli	6	71,717
Dufry *	328	14,574
Kuehne + Nagel International	809	243,060
Novartis	11,626	1,170,061
Partners Group Holding	76	81,921
Sika	379	107,099
Sonova Holding	131	34,614
Straumann Holding	350	52,916
Swatch Group	214	60,078
Swiss Life Holding	60	37,576
UBS Group	1,015	26,884
Zurich Insurance Group	847	397,153
		2,297,653

TAIWAN — 0.8%
Accton Technology	11,000	164,058
Acer	57,000	65,355
Advantech	5,058	54,434
ASE Technology Holding	74,000	273,894
Asia Cement	40,000	50,106
Asustek Computer	2,000	25,198
Catcher Technology	22,000	124,475
Chailease Holding	20,898	116,493
Compal Electronics	100,000	99,845
Delta Electronics	9,000	97,262
E.Sun Financial Holding	216,064	165,702

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC GLOBAL EQUITY FUND
AUGUST 31, 2023

COMMON STOCK — continued
	Shares	Value
TAIWAN — continued
Eclat Textile	1,000	$15,932
Evergreen Marine Taiwan	16,800	56,104
Fubon Financial Holding	18,069	36,033
Global Unichip	1,000	45,513
Hon Hai Precision Industry	59,000	196,986
Hua Nan Financial Holdings	18,713	12,041
Inventec	67,000	118,031
Lite-On Technology	16,000	68,401
MediaTek	6,000	132,321
Mega Financial Holding	28,930	32,558
Micro-Star International	18,000	90,010
Novatek Microelectronics	19,000	237,517
Quanta Computer	23,000	182,315
Realtek Semiconductor	15,000	196,025
SinoPac Financial Holdings	26,327	14,131
Synnex Technology International	32,000	61,333
Taishin Financial Holding	148,552	82,936
Taiwan Cooperative Financial Holding	141,606	116,696
Taiwan Semiconductor Manufacturing ADR	2,893	270,698
United Microelectronics	202,000	288,405
Vanguard International Semiconductor	57,000	121,873
Wistron	39,000	142,578
Wiwynn	2,000	97,469
Yuanta Financial Holding	162,002	123,960
Zhen Ding Technology Holding	26,000	78,711
		4,055,399

THAILAND — 0.2%
Bumrungrad Hospital NVDR	20,900	154,504
Central Retail NVDR	10,300	12,117
Delta Electronics Thailand NVDR	45,000	139,268
Krung Thai Bank NVDR	280,000	154,245
PTT Exploration & Production NVDR	60,500	273,897
		734,031

TURKEY — 0.4%
Akbank	113,253	121,832
BIM Birlesik Magazalar	10,804	101,983
Ford Otomotiv Sanayi	3,836	123,769
Haci Omer Sabanci Holding	132,610	296,503
KOC Holding	62,845	333,465

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC GLOBAL EQUITY FUND
AUGUST 31, 2023

COMMON STOCK — continued
	Shares	Value
TURKEY — continued
Pegasus Hava Tasimaciligi *	4,759	$155,685
Tofas Turk Otomobil Fabrikasi	3,882	39,177
Turk Hava Yollari AO *	18,352	168,119
Turkcell Iletisim Hizmetleri	58,311	121,603
Turkiye Is Bankasi, Cl C	154,559	121,676
Turkiye Petrol Rafinerileri	13,652	72,050
Yapi ve Kredi Bankasi	223,345	132,650
		1,788,512

UNITED KINGDOM — 0.5%
Ashtead Group	4,475	312,169
AstraZeneca	1,371	184,156
BAE Systems	12,198	155,253
Barratt Developments	3,805	21,812
BP	87,195	538,803
Burberry Group	6,518	179,960
HSBC Holdings	82,919	611,712
JD Sports Fashion	39,370	72,264
Legal & General Group	52,042	143,787
Next	390	34,468
Rolls-Royce Holdings *	25,511	71,567
Spirax-Sarco Engineering	264	33,831
SSE	784	16,110
Standard Chartered	14,903	134,093
		2,509,985

UNITED STATES — 37.8%
COMMUNICATION SERVICES — 2.4%
Activision Blizzard	3,193	293,724
Alphabet, Cl A *	12,922	1,759,589
Alphabet, Cl C *	12,400	1,703,140
AT&T	20,459	302,589
Atlanta Braves Holdings, Cl C *	45	1,649
Charter Communications, Cl A *	223	97,701
Comcast, Cl A	18,958	886,476
Electronic Arts	1,103	132,338
Fox, Cl A	3,250	107,445
Fox, Cl B	2,469	75,354
Interpublic Group	1,698	55,372
Liberty Broadband, Cl A *	267	25,002
Liberty Broadband, Cl C *	570	53,329

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC GLOBAL EQUITY FUND
AUGUST 31, 2023

COMMON STOCK — continued
	Shares	Value
UNITED STATES — continued
COMMUNICATION SERVICES — continued
Liberty Media -Liberty Formula One, Cl A *	600	$36,390
Liberty Media -Liberty Formula One, Cl C *	946	65,075
Live Nation Entertainment *	922	77,937
Meta Platforms, Cl A *	12,487	3,694,778
Netflix *	1,355	587,636
News, Cl B	1,712	37,664
Omnicom Group	2,187	177,169
Paramount Global, Cl A	193	3,544
Pinterest, Cl A *	1,730	47,558
ROBLOX, Cl A *	808	22,858
Sirius XM Holdings	6,100	26,840
Spotify Technology *	591	90,996
Take-Two Interactive Software *	447	63,563
T-Mobile US *	2,143	291,984
Trade Desk, Cl A *	2,715	217,281
Verizon Communications	19,291	674,799
Walt Disney *	3,382	283,006
Warner Bros Discovery *	10,089	132,570
Warner Music Group, Cl A	700	23,310
		12,048,666

CONSUMER DISCRETIONARY — 3.3%
Airbnb, Cl A *	496	65,249
Amazon.com *	9,041	1,247,748
Aptiv *	1,032	104,696
AutoNation *	4,486	704,706
AutoZone *	158	399,950
Best Buy	1,744	133,329
Booking Holdings *	120	372,604
BorgWarner	725	29,544
Caesars Entertainment *	615	33,985
CarMax *	1,199	97,934
Carnival *	6,565	103,858
Chipotle Mexican Grill, Cl A *	107	206,150
Choice Hotels International	455	57,739
Columbia Sportswear	288	21,122
Darden Restaurants	1,179	183,346
Deckers Outdoor *	514	271,952
Dick's Sporting Goods	2,978	346,461
Domino's Pizza	262	101,499

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC GLOBAL EQUITY FUND
AUGUST 31, 2023

COMMON STOCK — continued
	Shares	Value
UNITED STATES — continued
CONSUMER DISCRETIONARY — continued
DoorDash, Cl A *	1,118	$94,057
DR Horton	5,420	645,088
eBay	2,133	95,516
Etsy *	503	37,006
Expedia Group *	550	59,614
Floor & Decor Holdings, Cl A *	788	78,564
Ford Motor	19,589	237,615
Garmin	1,013	107,398
General Motors	5,935	198,882
Gentex	1,373	44,842
Genuine Parts	797	122,523
Hilton Worldwide Holdings	1,360	202,164
Home Depot	2,944	972,403
Las Vegas Sands	1,152	63,199
Lennar, Cl A	1,992	237,227
Lennar, Cl B	77	8,213
LKQ	5,913	310,610
Lowe's	2,454	565,598
Lululemon Athletica *	912	347,709
Marriott International, Cl A	1,358	276,367
McDonald's	1,545	434,377
MGM Resorts International *	4,396	193,336
NIKE, Cl B	2,660	270,549
NVR *	39	248,716
Ollie's Bargain Outlet Holdings *	500	38,540
O'Reilly Automotive *	548	514,956
Penske Automotive Group	3,179	522,310
Phinia	145	4,031
Polaris	1,333	149,416
Pool	769	281,146
PulteGroup	9,406	771,856
PVH	2,014	168,370
Ralph Lauren, Cl A	503	58,665
Rivian Automotive, Cl A *	1,593	36,209
Ross Stores	1,244	151,532
Royal Caribbean Cruises *	2,980	294,841
Skechers U.S.A., Cl A *	899	45,229
Starbucks	2,710	264,062
Stellantis	13,961	259,162
Tesla *	2,677	690,880
TJX	4,444	410,981

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC GLOBAL EQUITY FUND
AUGUST 31, 2023

COMMON STOCK — continued
	Shares	Value
UNITED STATES — continued
CONSUMER DISCRETIONARY — continued
Toll Brothers	6,992	$572,854
Tractor Supply	1,454	317,699
Ulta Beauty *	320	132,810
Vail Resorts	154	34,853
Williams-Sonoma	2,208	311,770
Yum! Brands	1,015	131,321
		16,496,938

CONSUMER STAPLES — 2.6%
Albertsons, Cl A	2,549	57,098
Altria Group	3,770	166,709
Archer-Daniels-Midland	2,684	212,841
Brown-Forman, Cl A	439	29,514
Brown-Forman, Cl B	866	57,269
Bunge	500	57,160
Campbell Soup	1,734	72,308
Casey's General Stores	473	115,606
Church & Dwight	1,050	101,609
Clorox	278	43,493
Coca-Cola	27,834	1,665,308
Colgate-Palmolive	1,867	137,168
Conagra Brands	2,189	65,407
Constellation Brands, Cl A	601	156,597
Costco Wholesale	1,074	589,927
Coty, Cl A *	1,972	22,796
Darling Ingredients *	310	19,146
Dollar General	4,094	567,019
Dollar Tree *	923	112,938
Estee Lauder, Cl A	451	72,399
General Mills	2,434	164,684
Hershey	1,385	297,581
Hormel Foods	1,262	48,701
J M Smucker	3,972	575,741
JBS	9,800	36,651
Kellogg	2,394	146,082
Kenvue	23,173	534,138
Keurig Dr Pepper	3,013	101,387
Kimberly-Clark	1,325	170,700
Kraft Heinz	4,127	136,562
Kroger	11,890	551,577

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC GLOBAL EQUITY FUND
AUGUST 31, 2023

COMMON STOCK — continued
	Shares	Value
UNITED STATES — continued
CONSUMER STAPLES — continued
Lamb Weston Holdings	523	$50,945
McCormick	760	62,424
Molson Coors Beverage, Cl B	1,122	71,236
Mondelez International, Cl A	2,561	182,497
Monster Beverage *	1,746	100,238
PepsiCo	5,768	1,026,243
Philip Morris International	3,081	295,961
Procter & Gamble	4,936	761,822
Sysco	2,262	157,548
Target	5,890	745,380
Tyson Foods, Cl A	2,089	111,281
Walgreens Boots Alliance	2,274	57,555
Walmart	13,266	2,157,184
		12,866,430

ENERGY — 3.3%
APA	1,175	51,512
Baker Hughes, Cl A	4,219	152,686
Cheniere Energy	1,146	187,027
Chesapeake Energy	702	61,923
Chevron	16,966	2,733,222
ConocoPhillips	9,703	1,154,948
Coterra Energy	6,460	182,107
Devon Energy	26,974	1,378,102
Diamondback Energy	3,995	606,361
EOG Resources	4,304	553,581
EQT	4,301	185,889
Exxon Mobil	30,273	3,366,055
Halliburton	4,879	188,427
Hess	2,314	357,513
HF Sinclair	601	33,109
Kinder Morgan	8,942	153,981
Marathon Oil	40,287	1,061,562
Marathon Petroleum	4,908	700,715
Occidental Petroleum	8,900	558,831
ONEOK	3,454	225,201
Ovintiv	1,213	56,963
Phillips 66	2,765	315,652
Pioneer Natural Resources	1,593	379,023
Schlumberger	5,145	303,349

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC GLOBAL EQUITY FUND
AUGUST 31, 2023

COMMON STOCK — continued
	Shares	Value
UNITED STATES — continued
ENERGY — continued
Targa Resources	7,200	$621,000
Tenaris	10,560	168,642
Texas Pacific Land	14	26,387
Valero Energy	4,768	619,363
Williams	5,634	194,542
		16,577,673

FINANCIALS — 4.6%
Aflac	3,450	257,266
Allstate	2,878	310,277
American Express	1,862	294,177
American Financial Group	105	12,172
American International Group	8,351	488,701
Ameriprise Financial	2,062	696,090
Aon, Cl A	1,345	448,410
Apollo Global Management	786	68,649
Arch Capital Group *	6,548	503,279
Ares Management, Cl A	500	51,720
Arthur J Gallagher	956	220,339
Assurant	1,057	147,272
Assured Guaranty	510	30,008
Axis Capital Holdings	1,862	102,149
Bank of America	15,404	441,633
Bank of New York Mellon	3,754	168,442
Bank OZK	2,910	116,895
Berkshire Hathaway, Cl B *	4,115	1,482,223
BlackRock, Cl A	261	182,841
Blackstone, Cl A	897	95,414
Block, Cl A *	1,113	64,164
Brown & Brown	1,940	143,754
Capital One Financial	2,053	210,207
Carlyle Group	1,244	40,243
Cboe Global Markets	418	62,579
Charles Schwab	3,684	217,909
Chubb	975	195,848
Cincinnati Financial	1,095	115,840
Citigroup	2,537	104,753
Citizens Financial Group	2,164	60,873
CME Group, Cl A	722	146,335
CNA Financial	873	34,335

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC GLOBAL EQUITY FUND
AUGUST 31, 2023

COMMON STOCK — continued
	Shares	Value
UNITED STATES — continued
FINANCIALS — continued
Discover Financial Services	2,139	$192,660
East West Bancorp	9,222	510,345
Equitable Holdings	1,214	34,963
Erie Indemnity, Cl A	189	52,680
Everest Group	766	276,281
Eversource Energy	830	52,971
F&G Annuities & Life	40	1,132
FactSet Research Systems	295	128,741
Fidelity National Financial	3,034	125,608
Fidelity National Information Services	2,179	121,719
Fifth Third Bancorp	3,609	95,819
First American Financial	1,333	82,219
First Citizens BancShares, Cl A	181	246,232
Fiserv *	1,223	148,460
FleetCor Technologies *	691	187,765
Franklin Resources	1,281	34,254
Global Payments	459	58,151
Globe Life	426	47,529
Goldman Sachs Group	1,243	407,343
Hartford Financial Services Group	3,803	273,131
Huntington Bancshares	7,704	85,437
Interactive Brokers Group, Cl A	618	56,287
Intercontinental Exchange	2,316	273,265
Jack Henry & Associates	485	76,038
Jefferies Financial Group	1,798	64,171
JPMorgan Chase	18,902	2,765,930
KKR	2,096	131,650
Loews	807	50,107
LPL Financial Holdings	431	99,384
M&T Bank	1,213	151,686
Markel Group *	93	137,540
Marsh & McLennan	1,584	308,864
Mastercard, Cl A	1,982	817,852
MetLife	3,415	216,306
Moody's	820	276,176
Morgan Stanley	8,918	759,368
Morningstar	165	38,391
MSCI, Cl A	350	190,267
Nasdaq	4,851	254,580
New York Community Bancorp	12,061	148,109
Northern Trust	1,093	83,144

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC GLOBAL EQUITY FUND
AUGUST 31, 2023

COMMON STOCK — continued
	Shares	Value
UNITED STATES — continued
FINANCIALS — continued
Old Republic International	4,320	$118,152
PayPal Holdings *	2,554	159,651
PNC Financial Services Group	1,285	155,138
Primerica	147	29,541
Principal Financial Group	2,249	174,770
Progressive	2,923	390,133
Prudential Financial	2,161	204,582
Raymond James Financial	865	90,470
Regions Financial	32,427	594,711
S&P Global	546	213,410
State Street	2,158	148,341
Synchrony Financial	14,189	458,021
T Rowe Price Group	1,288	144,552
Tradeweb Markets, Cl A	588	50,821
Travelers	1,759	283,604
Truist Financial	4,534	138,514
Unum Group	4,228	207,975
US Bancorp	4,207	153,682
Visa, Cl A	3,092	759,643
Wells Fargo	9,264	382,510
Willis Towers Watson	667	137,909
WR Berkley	2,502	154,774
		22,728,256

HEALTH CARE — 4.8%
Abbott Laboratories	2,286	235,229
AbbVie	5,593	821,947
Agilent Technologies	1,063	128,697
Align Technology *	248	91,795
Alnylam Pharmaceuticals *	658	130,166
Amgen	1,106	283,512
Avantor *	3,193	69,128
Baxter International	2,872	116,603
Becton Dickinson	582	162,640
Biogen *	409	109,350
BioMarin Pharmaceutical *	1,415	129,303
Bio-Rad Laboratories, Cl A *	108	43,222
Bio-Techne	492	38,573
Boston Scientific *	3,716	200,441
Bristol-Myers Squibb	9,439	581,914

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC GLOBAL EQUITY FUND
AUGUST 31, 2023

COMMON STOCK — continued
	Shares	Value
UNITED STATES — continued
HEALTH CARE — continued
Cardinal Health	2,324	$202,955
Cencora, Cl A	2,726	479,721
Centene *	2,173	133,965
Chemed	99	50,633
Cigna Group	1,265	349,469
Cooper	416	153,916
CSL	245	43,267
CVS Health	4,921	320,702
Danaher	2,890	765,850
DexCom *	572	57,761
Edwards Lifesciences *	1,770	135,352
Elevance Health	1,369	605,112
Eli Lilly	5,104	2,828,637
Exact Sciences *	581	48,612
Fortrea Holdings *	887	24,437
GE HealthCare Technologies	996	70,168
Gilead Sciences	5,944	454,597
HCA Healthcare	2,855	791,692
Hologic *	2,693	201,275
Horizon Therapeutics *	915	103,157
Humana	1,033	476,864
IDEXX Laboratories *	630	322,188
Illumina *	350	57,827
Incyte *	539	34,782
Insulet *	150	28,756
Intuitive Surgical *	307	95,993
IQVIA Holdings *	654	145,600
Johnson & Johnson	9,953	1,609,201
Laboratory Corp of America Holdings	1,096	228,078
McKesson	2,358	972,251
Medtronic	2,869	233,823
Merck	23,505	2,561,575
Mettler-Toledo International *	197	239,056
Moderna *	2,376	268,654
Molina Healthcare *	1,602	496,812
Neurocrine Biosciences *	250	27,222
Pfizer	26,408	934,315
Quest Diagnostics	2,038	267,997
Regeneron Pharmaceuticals *	593	490,109
ResMed	1,060	169,165
Revvity	501	58,632

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC GLOBAL EQUITY FUND
AUGUST 31, 2023

COMMON STOCK — continued
	Shares	Value
UNITED STATES — continued
HEALTH CARE — continued
Royalty Pharma, Cl A	1,078	$32,146
Seagen *	452	93,144
STERIS	377	86,555
Stryker	644	182,606
Thermo Fisher Scientific	911	507,518
United Therapeutics *	1,119	251,059
UnitedHealth Group	1,848	880,720
Veeva Systems, Cl A *	496	103,515
Vertex Pharmaceuticals *	1,035	360,532
Viatris, Cl W	3,810	40,958
Waters *	385	108,108
West Pharmaceutical Services	206	83,821
Zimmer Biomet Holdings	951	113,283
Zoetis, Cl A	2,587	492,849
		24,019,512

INDUSTRIALS — 5.8%
3M	2,023	215,793
A O Smith	331	23,998
Acuity Brands	141	22,740
AECOM	1,348	118,287
AGCO	1,515	196,238
Air Lease, Cl A	1,150	46,874
Allegion	314	35,736
Allison Transmission Holdings	2,427	146,712
American Airlines Group *	2,284	33,643
AMETEK	1,350	215,338
Automatic Data Processing	1,188	302,477
Axon Enterprise *	200	42,582
Boeing *	1,137	254,722
Booz Allen Hamilton Holding, Cl A	3,837	434,770
Broadridge Financial Solutions	1,442	268,515
Builders FirstSource *	5,904	856,316
Carlisle	693	182,273
Carrier Global	3,583	205,843
Caterpillar	1,605	451,214
Cintas	1,065	536,941
Copart *	8,172	366,351
Core & Main, Cl A *	793	26,042
Crane	415	37,815

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC GLOBAL EQUITY FUND
AUGUST 31, 2023

COMMON STOCK — continued
	Shares	Value
UNITED STATES — continued
INDUSTRIALS — continued
CSX	11,600	$350,320
Cummins	2,291	527,022
Deere	1,394	572,850
Delta Air Lines	5,204	223,148
Donaldson	386	24,654
Dover	2,945	436,743
Eaton	4,155	957,187
Emerson Electric	3,927	385,828
Equifax	514	106,244
Esab	1,850	133,515
Expeditors International of Washington	2,457	286,756
Experian	4,503	157,261
Fastenal	7,132	410,661
FedEx	1,334	348,201
Ferguson	1,049	169,476
Fortive	3,962	312,404
Fortune Brands Innovations	2,696	186,078
FTI Consulting *	154	28,616
General Dynamics	1,285	291,232
General Electric	6,729	770,201
Graco	300	23,682
HEICO	516	87,054
HEICO, Cl A	651	88,165
Honeywell International	1,177	221,205
Howmet Aerospace	4,905	242,650
Hubbell, Cl B	1,296	422,561
IDEX	1,052	238,173
Illinois Tool Works	1,178	291,378
Ingersoll Rand	8,685	604,563
ITT	1,371	140,226
Jacobs Solutions	2,452	330,579
JB Hunt Transport Services	1,400	263,032
Johnson Controls International	3,316	195,843
L3Harris Technologies	542	96,525
Landstar System	1,364	258,901
Leidos Holdings	1,402	136,709
Lennox International	704	265,274
Lincoln Electric Holdings	189	36,375
Lockheed Martin	808	362,267
Masco	908	53,581
Nordson	890	217,285

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC GLOBAL EQUITY FUND
AUGUST 31, 2023

COMMON STOCK — continued
	Shares	Value
UNITED STATES — continued
INDUSTRIALS — continued
Norfolk Southern	1,198	$245,602
Northrop Grumman	509	220,443
nVent Electric	2,244	126,876
Old Dominion Freight Line	1,981	846,620
Otis Worldwide	1,961	167,764
Owens Corning	2,436	350,565
PACCAR	6,179	508,470
Parker-Hannifin	1,745	727,490
Paychex	1,916	234,193
Paycom Software	173	51,007
Paylocity Holding *	162	32,481
Pentair	2,623	184,292
Quanta Services	3,323	697,398
Regal Beloit	1,681	272,641
Republic Services, Cl A	927	133,609
Rockwell Automation	581	181,318
Rollins	2,592	102,565
RTX	2,921	251,323
Ryder System	349	35,144
Schneider Electric	3,162	541,994
Snap-on	918	246,575
Southwest Airlines	2,253	71,195
SS&C Technologies Holdings	1,137	65,287
Stanley Black & Decker	966	91,171
Textron	596	46,315
Timken	1,565	119,597
Toro	245	25,068
Trane Technologies	3,992	819,398
TransDigm Group *	266	240,424
TransUnion	731	59,372
Uber Technologies *	1,520	71,790
U-Haul Holding *	93	5,298
Union Pacific	2,930	646,270
United Airlines Holdings *	16,794	836,509
United Parcel Service, Cl B	2,420	409,948
United Rentals	2,289	1,090,800
Verisk Analytics, Cl A	1,230	297,931
Vertiv Holdings, Cl A	745	29,346
Waste Management	2,256	353,696
Watsco	398	145,091
Westinghouse Air Brake Technologies	2,149	241,805

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC GLOBAL EQUITY FUND
AUGUST 31, 2023

COMMON STOCK — continued
	Shares	Value
UNITED STATES — continued
INDUSTRIALS — continued
WW Grainger	784	$559,886
XPO *	1,012	75,526
Xylem	849	87,905
		28,823,643

INFORMATION TECHNOLOGY — 8.7%
Accenture, Cl A	3,613	1,169,781
Adobe *	716	400,487
Advanced Micro Devices *	3,281	346,867
Akamai Technologies *	1,533	161,103
Amdocs	1,283	114,444
Amphenol, Cl A	3,386	299,255
Analog Devices	1,276	231,951
ANSYS *	174	55,483
Apple	45,877	8,618,912
Applied Materials	1,922	293,605
Arista Networks *	1,320	257,704
Arrow Electronics *	1,279	170,657
Atlassian, Cl A *	212	43,261
Autodesk *	970	215,282
Avnet	1,696	86,072
Bentley Systems, Cl B	1,002	50,010
BILL Holdings *	377	43,468
Broadcom	2,937	2,710,528
Cadence Design Systems *	2,020	485,689
CDW	2,462	519,851
Cirrus Logic *	1,018	83,517
Cisco Systems	8,177	468,951
Cloudflare, Cl A *	528	34,336
Cognizant Technology Solutions, Cl A	3,019	216,191
Corning	4,142	135,940
Crowdstrike Holdings, Cl A *	236	38,475
Datadog, Cl A *	325	31,356
Dell Technologies, Cl C	1,214	68,275
DocuSign, Cl A *	653	32,846
Dynatrace *	932	44,922
Enphase Energy *	452	57,192
Entegris	400	40,508
EPAM Systems *	688	178,185
Fair Isaac *	436	394,401

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC GLOBAL EQUITY FUND
AUGUST 31, 2023

COMMON STOCK — continued
	Shares	Value
UNITED STATES — continued
INFORMATION TECHNOLOGY — continued
First Solar *	1,162	$219,757
Flex *	1,608	44,365
Fortinet *	5,815	350,121
Gartner *	747	261,211
Gen Digital	6,433	130,268
GoDaddy, Cl A *	1,390	100,789
Hewlett Packard Enterprise	15,022	255,224
HP	4,159	123,564
HubSpot *	73	39,896
Intel	5,517	193,867
International Business Machines	3,886	570,581
Intuit	289	156,583
Jabil	3,680	421,066
Juniper Networks	1,278	37,215
Keysight Technologies *	2,743	365,642
KLA	1,907	957,066
Lam Research	1,154	810,570
Lattice Semiconductor *	2,520	245,095
Manhattan Associates *	333	67,473
Marvell Technology	3,339	194,497
Microchip Technology	2,316	189,541
Micron Technology	3,688	257,939
Microsoft	21,581	7,073,388
MongoDB, Cl A *	27	10,295
Monolithic Power Systems	140	72,969
Motorola Solutions	2,195	622,436
NetApp	1,110	85,137
Nutanix, Cl A *	1,727	53,710
NVIDIA	10,705	5,283,453
Okta, Cl A *	294	24,552
ON Semiconductor *	9,324	918,041
Oracle	3,908	470,484
Palantir Technologies, Cl A *	5,170	77,447
Palo Alto Networks *	528	128,462
PTC *	719	105,815
QUALCOMM	5,201	595,670
Roper Technologies	433	216,093
Salesforce *	1,182	261,766
Seagate Technology Holdings	1,276	90,328
ServiceNow *	117	68,893
Skyworks Solutions	1,111	120,810

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC GLOBAL EQUITY FUND
AUGUST 31, 2023

COMMON STOCK — continued
	Shares	Value
UNITED STATES — continued
INFORMATION TECHNOLOGY — continued
Snowflake, Cl A *	440	$69,014
Splunk *	600	72,756
Synopsys *	1,374	630,515
TD SYNNEX	1,634	166,260
TE Connectivity	1,365	180,712
Teledyne Technologies *	930	389,019
Teradyne	2,561	276,255
Texas Instruments	2,972	499,474
Trimble *	1,952	106,950
Tyler Technologies *	104	41,437
Ubiquiti	503	88,040
VeriSign *	563	116,986
VMware, Cl A *	1,115	188,190
Western Digital *	2,861	128,745
Workday, Cl A *	241	58,925
Zebra Technologies, Cl A *	408	112,204
Zoom Video Communications, Cl A *	780	55,403
Zscaler *	219	34,175
		43,586,644

MATERIALS — 1.4%
Air Products & Chemicals	894	264,168
Albemarle	2,263	449,681
Amcor	15,203	148,077
Avery Dennison	562	105,870
Ball	1,853	100,896
Berry Global Group	648	42,340
Celanese, Cl A	897	113,345
CF Industries Holdings	1,501	115,682
Chemours	3,310	112,606
Corteva	4,090	206,586
Crown Holdings	819	75,889
Dow	3,898	212,675
DuPont de Nemours	1,894	145,630
Eagle Materials	1,112	210,524
Eastman Chemical	425	36,129
Ecolab	470	86,391
Element Solutions	2,957	60,973
FMC	1,016	87,610
Freeport-McMoRan	12,316	491,532

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC GLOBAL EQUITY FUND
AUGUST 31, 2023

COMMON STOCK — continued
	Shares	Value
UNITED STATES — continued
MATERIALS — continued
Graphic Packaging Holding	1,659	$36,896
International Flavors & Fragrances	1,296	91,303
International Paper	3,545	123,791
Linde	799	309,245
LyondellBasell Industries, Cl A	2,752	271,815
Martin Marietta Materials	509	227,223
Mosaic	4,747	184,421
Newmont	1,835	72,336
Nucor	4,540	781,334
Olin	3,385	196,398
Packaging Corp of America	1,155	172,210
PPG Industries	1,244	176,349
Reliance Steel & Aluminum	1,913	545,128
RPM International	1,535	153,101
Sherwin-Williams	748	203,247
Silgan Holdings	925	41,745
Steel Dynamics	3,905	416,234
Vulcan Materials	514	112,180
Westlake	200	26,196
		7,207,756

REAL ESTATE — 0.1%
CBRE Group, Cl A *	3,991	339,435
CoStar Group *	819	67,150
Zillow Group, Cl C *	796	41,519
		448,104

UTILITIES — 0.8%
AES	2,704	48,483
Alliant Energy	1,020	51,173
Ameren	950	75,306
American Electric Power	2,079	162,994
American Water Works	463	64,237
Atmos Energy	1,028	119,197
Avangrid	928	32,016
CenterPoint Energy	2,026	56,505
CMS Energy	1,972	110,807
Consolidated Edison	1,641	145,983
Constellation Energy	1,592	165,823
Dominion Energy	2,310	112,127

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC GLOBAL EQUITY FUND
AUGUST 31, 2023

COMMON STOCK — continued
	Shares	Value
UNITED STATES — continued
UTILITIES — continued
DTE Energy	954	$98,625
Duke Energy	1,937	172,006
Edison International	1,913	131,710
Entergy	1,668	158,877
Essential Utilities	800	29,520
Evergy	1,889	103,838
Exelon	4,778	191,693
FirstEnergy	4,518	162,964
NextEra Energy	2,637	176,152
NiSource	547	14,638
PG&E *	11,835	192,910
Pinnacle West Capital	6,603	510,214
PPL	2,976	74,162
Public Service Enterprise Group	2,481	151,539
Sempra	2,838	199,284
Southern	2,768	187,477
WEC Energy Group	243	20,441
Xcel Energy	931	53,188
		3,773,889

		188,577,511
ZAMBIA — 0.0%
First Quantum Minerals	6,725	180,667

Total Common Stock
(Cost $176,000,160)		248,906,082
REGISTERED INVESTMENT COMPANIES — 48.7%

EQUITY FUNDS — 48.7%
AQR International Defensive Style Fund, Cl R6	478,459	6,507,045
AQR Large Cap Defensive Style Fund, Cl R6	239,014	6,252,615
Avantis Emerging Markets Equity ETF	203,954	11,029,832
Avantis International Equity ETF	68,174	3,917,278
Avantis International Small Cap Value ETF	87,677	5,188,725
DFA Emerging Markets Portfolio, Cl I	610,223	16,323,468
DFA Emerging Markets Small Cap Portfolio, Cl I	408,988	9,079,529
DFA Emerging Markets Targeted Value Portfolio, Cl I	186,911	2,031,720

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC GLOBAL EQUITY FUND
AUGUST 31, 2023

REGISTERED INVESTMENT COMPANIES — continued
	Shares	Value
EQUITY FUNDS — continued
DFA International High Relative Profitability Portfolio, Cl I	920,371	$11,090,467
DFA International Real Estate Securities, Cl I	1,941,000	7,045,830
DFA International Small Cap Growth Portfolio, Cl I	113,213	1,631,405
DFA International Small Cap Value Portfolio, Cl I	435,335	8,902,611
DFA International Value Portfolio, Cl I	536,629	10,437,441
DFA Large Cap International Portfolio, Cl I	841,619	21,158,311
DFA Real Estate Securities Portfolio, Cl I	410,252	15,138,290
DFA US Small Cap Portfolio, Cl I	221,192	9,287,863
DFA US Small Cap Value Portfolio, Cl I	161,679	6,813,149
DFA US Targeted Value Portfolio, Cl I	778,747	23,167,737
Dimensional Emerging Markets High Profitability	249,078	5,844,765
iShares MSCI Global Min Vol Factor ETF	301,828	29,437,285
iShares MSCI USA Momentum Factor ETF	50,000	7,360,000
Schwab International Small-Cap Equity ETF	70,162	2,386,911
Vanguard Small Cap Value ETF	36,894	6,214,794
Vanguard U.S. Quality Factor ETF	39,529	4,628,387
Vanguard U.S. Value Factor ETF	84,522	8,752,921
Vanguard US Momentum Factor ETF	25,450	3,075,068
Total Registered Investment Companies
(Cost $194,235,475)		242,703,447
PREFERRED STOCK — 0.1%

BRAZIL — 0.1%
Cia Energetica de Minas Gerais(2)	24,479	60,949
Petroleo Brasileiro(2)	43,300	279,891

Total Preferred Stock
(Cost $248,772)		340,840
RIGHTS — 0.0%
	Number of Rights
Abiomed(1)	241	3,762
Constellation Software*	22	12

Total Rights
(Cost $–)		3,774

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC GLOBAL EQUITY FUND
AUGUST 31, 2023

WARRANTS — 0.0%
	Number of Warrants	Value
Constellation Software, Expires 08/22/28(1)	22	$—

Total Warrants (Cost $–)		—
SHORT-TERM INVESTMENT — 1.3%
	Shares
DWS Government Money Market Series, Institutional Shares, 5.420% (A)
(Cost $6,608,380)	6,608,380	6,608,380

Total Investments — 100.0%
(Cost $377,092,787)		$498,562,523

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC GLOBAL EQUITY FUND
AUGUST 31, 2023

A list of open futures contracts held by the Fund at August 31, 2023, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
IFSC Nifty50 Index	101	Sep-2023	$3,932,764	$3,928,698	$(4,066)
MSCI EAFE Index	5	Sep-2023	535,328	527,325	(8,003)
S&P 500 Index E-MINI	4	Sep-2023	889,518	903,200	13,682
			$5,357,610	$5,359,223	$1,613

Percentages are based on Net Assets of $498,514,955.

*	Non-income producing security.
‡	Real Estate Investment Trust
(1)	Level 3 security in accordance with fair value hierarchy.
(2)	No Interest Rate Available.
(A)	The rate reported is the 7-day effective yield as of August 31, 2023.

ADR — American Depositary Receipt
Cl — Class
EAFE — Europe, Australasia and Far East
ETF — Exchange-Traded Fund
MSCI — Morgan Stanley Capital International
NVDR — Non-Voting Depositary Receipt
S&P— Standard & Poor's
Ser — Series

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC GLOBAL EQUITY FUND
AUGUST 31, 2023

The following table summarizes the inputs used as of August 31, 2023, in valuing the Fund’s investments and other financial instruments carried at value:

Investments in Securities	Level 1	Level 2	Level 3#		Total
Common Stock
Australia	$213,911	$1,200,753	$–		$1,414,664
Austria	–	50,953	–		50,953
Belgium	–	78,011	–		78,011
Brazil	1,766,594	–	–		1,766,594
Canada	4,060,964	–	–		4,060,964
Chile	–	94,518	–		94,518
China	330,181	6,744,443	–		7,074,624
Denmark	–	1,729,290	–		1,729,290
Finland	–	514,500	–		514,500
France	–	2,573,129	–		2,573,129
Germany	–	3,232,418	–		3,232,418
Hong Kong	–	34,519	–		34,519
Indonesia	–	1,570,858	–		1,570,858
Italy	75,940	1,156,712	–		1,232,652
Japan	–	12,123,456	–		12,123,456
Malaysia	–	90,770	–		90,770
Mexico	2,645,771	–	–		2,645,771
Netherlands	–	2,135,731	–		2,135,731
Norway	–	104,782	–		104,782
Philippines	–	34,401	–		34,401
Poland	–	115,484	–		115,484
Portugal	–	14,403	–		14,403
Russia	–	–	–	(1)	–	(1)
Singapore	–	143,740	–		143,740
South Africa	59,967	355,268	–		415,235
South Korea	–	3,188,780	–		3,188,780
Spain	–	1,171,708	–		1,171,708
Sweden	–	1,150,369	–		1,150,369
Switzerland	–	2,297,653	–		2,297,653
Taiwan	270,698	3,784,701	–		4,055,399
Thailand	–	734,031	–		734,031
Turkey	–	1,788,512	–		1,788,512
United Kingdom	–	2,509,985	–		2,509,985
United States	187,407,185	1,170,326	–		188,577,511
Zambia	180,667	–	–		180,667
Total Common Stock	197,011,878	51,894,204	–	(1)	248,906,082
Registered Investment Companies	242,703,447	–	–		242,703,447
Preferred Stock
Brazil	340,840	–	–		340,840
Rights	12	–	3,762		3,774
Warrants	–	–	–	(1)	–	(1)
Short-Term Investment	6,608,380	–	–		6,608,380
Total Investments in Securities	$446,664,557	$51,894,204	$3,762		$498,562,523

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC GLOBAL EQUITY FUND
AUGUST 31, 2023

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts^
Unrealized Appreciation	$13,682	$–	$–	$13,682
Unrealized Depreciation	(12,069)	–	–	(12,069)
Total Other Financial Instruments	$1,613	$–	$–	$1,613

#	A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

(1)	Includes security valued at zero.

^	Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Amounts designated as “—” are $0.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC TAX-MANAGED GLOBAL EQUITY FUND
AUGUST 31, 2023

SECTOR WEIGHTINGS† (UNAUDITED)

†	Percentages are based on total investments.
SCHEDULE OF INVESTMENTS
REGISTERED INVESTMENT COMPANIES — 99.1%
	Shares	Value
EQUITY FUNDS — 99.1%
AQR Emerging Multi-Style II Fund, Cl R6	623,122	$5,907,200
AQR International Defensive Style Fund, Cl R6	88,209	1,199,639
AQR International Multi-Style Fund, Cl R6	1,038,391	12,803,356
AQR Large Cap Defensive Style Fund, Cl R6	63,556	1,662,634
AQR Large Capital Multi-Style Fund, Cl R6	1,086,127	19,724,061
Avantis Emerging Markets Equity ETF	51,424	2,781,010
Avantis International Equity ETF	54,414	3,126,628
Avantis International Small Cap Value ETF	23,085	1,366,170
DFA Emerging Markets Core Equity Portfolio, Cl I	63,656	1,380,701
DFA Emerging Markets Portfolio, Cl I	125,208	3,349,313
DFA Emerging Markets Small Cap Portfolio, Cl I	90,126	2,000,804
DFA Emerging Markets Targeted Value Portfolio, Cl I	49,988	543,367
DFA International High Relative Profitability Portfolio, Cl I	255,518	3,078,990
DFA International Small Cap Growth Portfolio, Cl I	30,149	434,448
DFA International Small Cap Value Portfolio, Cl I	155,222	3,174,296
DFA Large Cap International Portfolio, Cl I	232,133	5,835,815
DFA Real Estate Securities Portfolio, Cl I	61,710	2,277,105
DFA US High Relative Profitability Portfolio, Cl I	412,431	8,054,769
Dimensional Emerging Markets High Profitability	126,770	2,974,734
Dimensional International Value ETF	91,494	3,047,665
Dimensional US Core Equity 2 ETF	145,685	4,016,536
Dimensional US Equity ETF	311,583	15,264,451
Dimensional US Marketwide Value ETF	218,573	7,689,398
Dimensional US Small Cap ETF	47,433	2,635,852
Dimensional US Targeted Value ETF	177,534	8,521,632
iShares MSCI Global Min Vol Factor ETF	88,678	8,648,765

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC TAX-MANAGED GLOBAL EQUITY FUND
AUGUST 31, 2023

REGISTERED INVESTMENT COMPANIES — continued
	Shares	Value
EQUITY FUNDS — continued
iShares MSCI USA Momentum Factor ETF	4,736	$697,139
Schwab International Small-Cap Equity ETF	21,798	741,568
Vanguard Small Cap Value ETF	8,931	1,504,427
Vanguard U.S. Quality Factor ETF	8,804	1,030,846
Vanguard U.S. Value Factor ETF	17,776	1,840,845
Vanguard US Momentum Factor ETF	2,889	349,072
Total Registered Investment Companies
(Cost $111,396,113)		137,663,236
SHORT-TERM INVESTMENT — 3.0%

DWS Government Money Market Series, Institutional Shares, 5.420% (A)
(Cost $4,224,349)	4,224,349	4,224,349

Total Investments — 102.1%
(Cost $115,620,462)		$141,887,585

Percentages are based on Net Assets of $138,970,720.

(A)	The rate reported is the 7-day effective yield as of August 31, 2023.

Cl — Class
ETF — Exchange-Traded Fund Min — Minimum
MSCI — Morgan Stanley Capital International Vol — Volatility

As of August 31, 2023, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurement and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC US FIXED INCOME FUND
AUGUST 31, 2023

SECTOR WEIGHTINGS† (UNAUDITED)

†	Percentages are based on total investments.
SCHEDULE OF INVESTMENTS
REGISTERED INVESTMENT COMPANIES — 98.9%
	Shares	Value
FIXED INCOME FUNDS — 98.9%
iShares Core 1-5 Year USD Bond ETF, Cl 5	646,812	$30,231,993
JPMorgan BetaBuilders US Agg	558,422	25,464,043
Vanguard Short-Term Bond Index Fund, Cl Institutional Plus (A)	9,096,624	90,056,580
Vanguard Total Bond Market Index Fund, Cl Institutional Plus (A)	8,035,711	75,857,112
Total Registered Investment Companies
(Cost $237,541,608)		221,609,728
SHORT-TERM INVESTMENT — 0.7%

DWS Government Money Market Series, Institutional Shares, 5.420% (B)
(Cost $1,596,210)	1,596,210	1,596,210

Total Investments — 99.6%
(Cost $239,137,818)		$223,205,938

Percentages are based on Net Assets of $224,127,852.

(A)

Represents greater than 25% of the Fund’s total investments. For further financial information, available upon request at no charge, please go to the Securities Exchange Commission’s website at http://www.sec.gov.

(B)	The rate reported is the 7-day effective yield as of August 31, 2023.

Cl — Class
ETF — Exchange-Traded Fund
USD — U.S. Dollar

As of August 31, 2023, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurement and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC MUNICIPAL FIXED INCOME FUND
AUGUST 31, 2023

SECTOR WEIGHTINGS† (UNAUDITED)

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
REGISTERED INVESTMENT COMPANIES — 99.0%
	Shares	Value
MUNICIPAL BOND FUNDS — 99.0%
DFA Intermediate-Term Municipal Bond Portfolio, Cl I	998,279	$9,823,063
DFA Short-Term Municipal Bond Portfolio, Cl I (A)	1,875,401	18,941,553
iShares National Muni Bond ETF	19,834	2,091,694
iShares Short-Term National Muni Bond ETF	43,533	4,517,855
Vanguard Tax-Exempt Bond Index ETF	84,350	4,173,638
Total Registered Investment Companies
(Cost $40,718,922)		39,547,803
SHORT-TERM INVESTMENT — 1.3%

DWS Government Money Market Series, Institutional Shares, 5.420% (B)
(Cost $523,443)	523,443	523,443

Total Investments — 100.3%
(Cost $41,242,365)		$40,071,246

Percentages are based on Net Assets of $39,940,670.

(A)

Represents greater than 25% of the Fund’s total investments. For further financial information, available upon request at no charge, please go to the Securities Exchange Commission’s website at http://www.sec.gov.

(B)	The rate reported is the 7-day effective yield as of August 31, 2023.

Cl — Class
ETF — Exchange-Traded Fund

As of August 31, 2023, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurement and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC GLOBAL FIXED INCOME FUND
AUGUST 31, 2023

SECTOR WEIGHTINGS† (UNAUDITED)

†	Percentages are based on total investments.
SCHEDULE OF INVESTMENTS
REGISTERED INVESTMENT COMPANIES — 99.1%
	Shares	Value
FIXED INCOME FUNDS — 99.1%
DFA Five-Year Global Fixed Income Portfolio, Cl I	2,463,675	$24,981,668
JPMorgan BetaBuilders US Agg	950,146	43,326,658
Vanguard Total Bond Market Index Fund, Cl Institutional Plus (A)	13,661,117	128,960,940
Vanguard Total International Bond Index Fund, Cl Institutional (A)	5,292,621	154,491,616
Total Registered Investment Companies
(Cost $390,393,710)		351,760,882
SHORT-TERM INVESTMENT — 0.9%

DWS Government Money Market Series, Institutional Shares, 5.420% (B)
(Cost $3,358,461)	3,358,461	3,358,461

Total Investments — 100.0%
(Cost $393,752,171)		$355,119,343

Percentages are based on Net Assets of $354,956,896.

(A)

Represents greater than 25% of the Fund’s total investments. For further financial information, available upon request at no charge, please go to the Securities Exchange Commission’s website at http://www.sec.gov.

(B)	The rate reported is the 7-day effective yield as of August 31, 2023.

Cl — Class

As of August 31, 2023, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurement and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC ALTERNATIVES FUND
AUGUST 31, 2023

SECTOR WEIGHTINGS† (UNAUDITED)

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
REGISTERED INVESTMENT COMPANIES — 95.7%
	Shares	Value
EQUITY FUNDS — 95.7%
AQR Alternative Risk Premia Fund, Cl R6	47,747	$490,841
AQR Diversified Arbitrage Fund, Cl R6 (A)	431,075	5,172,903
AQR Managed Futures Strategy Fund, Cl R6	293,534	2,624,198
AQR Style Premia Alternative Fund, Cl R6	266,440	2,203,456
Total Registered Investment Companies
(Cost $9,680,075)		10,491,398
SHORT-TERM INVESTMENT — 4.4%

DWS Government Money Market Series, Institutional Shares, 5.420% (B)
(Cost $482,645)	482,645	482,645

Total Investments — 100.1%
(Cost $10,162,720)		$10,974,043

Percentages are based on Net Assets of $10,961,148.

(A)

Represents greater than 25% of the Fund’s total investments. For further financial information, available upon request at no charge, please go to the Securities Exchange Commission’s website at http://www.sec.gov.

(B)	The rate reported is the 7-day effective yield as of August 31, 2023.

Cl — Class

As of August 31, 2023, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurement and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC TRUST
AUGUST 31, 2023

Statements of Assets and Liabilities

	US Equity Fund	International Equity Fund	Global Equity Fund	Tax-Managed Global Equity Fund
Assets:
Investments, at Value †	$530,244,084	$271,821,670	$498,562,523	$141,887,585
Foreign Currency, at Value ††	36	371,182	404,035	–
Dividends and Interest Receivable	607,619	190,211	491,524	65
Receivable for Capital Shares Sold	158,857	84,894	150,377	54,409
Receivable for Investment Securities Sold	90,483	–	54,673	1,057,105
Unrealized Appreciation on Futures Contracts	52,105	–	13,682	–
Cash Collateral on Futures Contracts	12,621	295,879	267,050	–
Reclaim Receivable	1,197	172,040	133,556	–
Unrealized Appreciation on Spot Currency Contracts	–	–	2	–
Prepaid Expenses	9,843	6,109	9,543	4,087
Total Assets	531,176,845	272,941,985	500,086,965	143,003,251
Liabilities:
Payable for Capital Shares Redeemed	1,091,830	536,108	1,062,550	112,299
Payable for Investment Securities Purchased	135,750	–	145,584	3,835,794
Shareholder Servicing Fees Payable	123,479	64,727	117,533	31,754
Payable Due to Adviser	114,287	68,220	105,365	13,286
Audit Fees Payable	15,884	15,884	15,884	15,884
Payable Due to Administrator	12,276	6,347	11,596	3,208
Trustees Fees Payable	5,337	5,337	5,337	5,337
Transfer Agent Fees Payable	4,798	4,332	4,747	3,998
Chief Compliance Officer Fees Payable	3,678	1,896	3,472	959
Unrealized Depreciation on Futures Contracts	–	5,572	12,069	–
Other Accrued Expenses	52,429	66,734	87,873	10,012
Total Liabilities	1,559,748	775,157	1,572,010	4,032,531
Net Assets	$529,617,097	$272,166,828	$498,514,955	$138,970,720
† Cost of Investments	$369,261,891	$222,640,239	$377,092,787	$115,620,462
†† Cost of Foreign Currency	–	359,829	391,425	–
Net Assets Consist of:
Paid-in Capital	$351,869,631	$235,444,945	$366,268,530	$111,964,177
Total Distributable Earnings	177,747,466	36,721,883	132,246,425	27,006,543
Net Assets	$529,617,097	$272,166,828	$498,514,955	$138,970,720

Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	39,371,701	24,232,577	39,862,001	10,248,232
Class I Shares Net Asset Value, Offering and Redemption Price Per Share	$13.45	$11.23	$12.51	$13.56

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC TRUST
AUGUST 31, 2023

Statements of Assets and Liabilities

	US Fixed Income Fund	Municipal Fixed Income Fund	Global Fixed Income Fund	Alternatives Fund
Assets:
Investments, at Value †	$223,205,938	$40,071,246	$355,119,343	$10,974,043
Receivable for Investment Securities Sold	715,509	–	–	–
Dividends and Interest Receivable	416,081	49,913	608,901	23
Receivable for Capital Shares Sold	38,831	23,343	100,627	4,468
Receivable Due from Adviser	–	2,645	–	8,215
Prepaid Expenses	5,782	2,476	7,328	3,663
Total Assets	224,382,141	40,149,623	355,836,199	10,990,412
Liabilities:
Payable for Capital Shares Redeemed	141,600	18,803	692,177	–
Shareholder Servicing Fees Payable	51,151	9,155	81,195	2,342
Audit Fees Payable	15,884	15,884	15,884	15,884
Payable Due to Adviser	12,622	–	43,386	–
Trustees Fees Payable	5,337	5,337	5,337	5,337
Payable Due to Administrator	5,202	941	8,243	253
Transfer Agent Fees Payable	4,253	3,825	4,482	3,744
Chief Compliance Officer Fees Payable	1,537	281	2,436	74
Payable for Investment Securities Purchased	–	151,709	–	–
Other Accrued Expenses	16,703	3,018	26,163	1,630
Total Liabilities	254,289	208,953	879,303	29,264
Net Assets	$224,127,852	$39,940,670	$354,956,896	$10,961,148
† Cost of Investments	$239,137,818	$41,242,365	$393,752,171	$10,162,720
Net Assets Consist of:
Paid-in Capital	$243,455,802	$41,430,509	$396,869,591	$12,026,515
Total Accumulated Loss	(19,327,950)	(1,489,839)	(41,912,695)	(1,065,367)
Net Assets	$224,127,852	$39,940,670	$354,956,896	$10,961,148

Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	23,737,358	4,049,531	39,042,954	961,894
Class I Shares Net Asset Value, Offering and Redemption Price Per Share	$9.44	$9.86	$9.09	$11.40

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC TRUST
YEAR ENDED AUGUST 31, 2023

Statements of Operations

	US Equity Fund	International Equity Fund	Global Equity Fund	Tax-Managed Global Equity Fund
Investment Income:
Dividend Income	$10,195,521	$9,676,648	$13,105,084	$2,920,143
Less: Foreign Taxes Withheld	(1,166)	(587,020)	(456,851)	–
Total Investment Income	10,194,355	9,089,628	12,648,233	2,920,143

Expenses:
Investment Advisory Fees	2,863,699	1,899,873	3,133,618	846,509
Shareholder Servicing Fees	627,120	328,186	600,804	148,086
Administration Fees	158,766	82,396	151,519	39,416
Trustees' Fees	21,927	21,927	21,927	21,927
Chief Compliance Officer Fees	21,485	11,189	20,518	5,377
Legal Fees	109,858	56,812	104,825	26,993
Custodian Fees	59,442	114,628	137,836	8,095
Printing Fees	37,641	28,184	37,459	8,885
Registration Fees	29,300	27,152	28,983	25,135
Transfer Agent Fees	29,009	26,113	28,675	24,181
Audit Fees	17,166	17,166	17,166	17,166
Insurance and Other Expenses	41,534	39,593	55,958	18,065

Total Expenses	4,016,947	2,653,219	4,339,288	1,189,835
Less:
Waiver of Investment Advisory Fees	(1,038,937)	(884,312)	(1,333,700)	(507,904)
Reimbursement by Investment Adviser	(122,104)	(32,119)	(227,722)	(136,173)
Advisory Waiver Recapture	–	22,573	–	–
Net Expenses	2,855,906	1,759,361	2,777,866	545,758

Net Investment Income	7,338,449	7,330,267	9,870,367	2,374,385

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC TRUST
YEAR ENDED AUGUST 31, 2023

Statements of Operations- continued

	US Equity Fund	International Equity Fund	Global Equity Fund	Tax-Managed Global Equity Fund
Net Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on Investments Sold	$8,346,488	$(3,690,182)	$2,723,341	$(1,166,025)
Net Realized Gain (Loss) on Futures Contracts	(39,201)	172,483	(34,214)	–
Net Realized Loss on Foreign Currency Transactions	–	(89,601)	(72,578)	–
Net Realized Gain Received on Distributions from Registered Investment Companies	4,603,476	342,385	2,974,833	1,711,238
Net Realized Loss on Swap Contracts	(312,742)	(297,937)	(599,066)	(371,733)
Net Change in Unrealized Appreciation on Investments	32,156,472	22,858,844	32,303,982	12,101,443
Net Change in Unrealized Appreciation on Futures Contracts	119,527	45,564	122,645	–
Net Change in Unrealized Appreciation on Swap Contracts	333,679	402,192	478,169	384,665
Net Change in Unrealized Appreciation on Foreign Currency Transactions and Translation of other Assets and Liabilities Denominated in Foreign Currencies	–	40,321	36,577	–
Net Realized and Unrealized Gain	45,207,699	19,784,069	37,933,689	12,659,588
Net Increase in Net Assets Resulting from Operations	$52,546,148	$27,114,336	$47,804,056	$15,033,973

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC TRUST
YEAR ENDED AUGUST 31, 2023

Statements of Operations

	US Fixed Income Fund	Municipal Fixed Income Fund	Global Fixed Income Fund	Alternatives Fund
Investment Income:
Dividend Income	$6,053,066	$720,041	$8,856,037	$2,318,932
Total Investment Income	6,053,066	720,041	8,856,037	2,318,932

Expenses:
Investment Advisory Fees	1,059,941	192,314	1,888,557	332,717
Shareholder Servicing Fees	285,649	46,076	435,821	29,723
Administration Fees	72,168	12,475	110,873	8,101
Trustees' Fees	21,927	21,927	21,927	21,927
Chief Compliance Officer Fees	9,715	1,690	14,960	1,067
Legal Fees	51,027	8,735	77,692	5,529
Registration Fees	30,263	22,854	27,940	35,259
Transfer Agent Fees	25,786	23,192	27,097	22,838
Printing Fees	21,322	5,116	25,751	5,643
Audit Fees	17,166	17,166	17,166	17,166
Custodian Fees	15,176	2,735	23,081	2,607
Insurance and Other Expenses	21,938	14,379	26,931	14,138

Total Expenses	1,632,078	368,659	2,697,796	496,715
Less:
Waiver of Investment Advisory Fees	(471,088)	(90,019)	(980,601)	(255,341)
Reimbursement by Investment Adviser	(197,914)	(111,215)	(159,780)	(112,249)
Net Expenses	963,076	167,425	1,557,415	129,125

Net Investment Income	5,089,990	552,616	7,298,622	2,189,807

Net Realized and Unrealized Gain (Loss) on Investments
Net Realized Loss	(2,413,835)	(269,663)	(2,594,911)	(1,774,990)
Net Change in Unrealized Appreciation (Depreciation)	(3,290,801)	256,143	(5,965,917)	205,115
Net Realized and Unrealized Loss	(5,704,636)	(13,520)	(8,560,828)	(1,569,875)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(614,646)	$539,096	$(1,262,206)	$619,932

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC TRUST

Statements of Changes in Net Assets

	US Equity Fund
	Year Ended August 31, 2023	Year Ended August 31, 2022
Operations:
Net Investment Income	$7,338,449	$5,915,143
Net Realized Gain	12,598,021	15,858,401
Net Change in Unrealized Appreciation (Depreciation)	32,609,678	(73,618,963)
Net Increase (Decrease) in Net Assets Resulting from Operations	52,546,148	(51,845,419)

Distributions	(19,231,435)	(41,595,804)

Capital Share Transactions:
Class I Shares:
Issued	67,822,988	73,723,250
Reinvestment of Distributions	19,231,434	41,595,388
Redeemed	(114,774,872)	(134,098,423)
Net Class I Share Transactions	(27,720,450)	(18,779,785)
Net Decrease in Net Assets from Share Transactions	(27,720,450)	(18,779,785)
Total Increase (Decrease) in Net Assets	5,594,263	(112,221,008)

Net Assets:
Beginning of Year	524,022,834	636,243,842
End of Year	$529,617,097	$524,022,834

Share Transactions:
Class I Shares:
Issued	5,363,487	5,374,229
Reinvestment of Distributions	1,572,441	2,916,337
Redeemed	(9,003,591)	(9,520,501)
Net Decrease in Shares Outstanding from Share Transactions	(2,067,663)	(1,229,935)

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC TRUST

Statements of Changes in Net Assets

	International Equity Fund
	Year Ended August 31, 2023	Year Ended August 31, 2022
Operations:
Net Investment Income	$7,330,267	$8,857,956
Net Realized Loss	(3,562,852)	(1,667,450)
Net Change in Unrealized Appreciation (Depreciation)	23,346,921	(65,868,761)
Net Increase (Decrease) in Net Assets Resulting from Operations	27,114,336	(58,678,255)

Distributions	(6,397,783)	(7,382,351)

Capital Share Transactions:
Class I Shares:
Issued	36,698,445	41,173,972
Reinvestment of Distributions	6,397,782	7,381,696
Redeemed	(56,430,612)	(43,393,393)
Net Class I Share Transactions	(13,334,385)	5,162,275
Net Increase (Decrease) in Net Assets from Share Transactions	(13,334,385)	5,162,275
Total Increase (Decrease) in Net Assets	7,382,168	(60,898,331)

Net Assets:
Beginning of Year	264,784,660	325,682,991
End of Year	$272,166,828	$264,784,660

Share Transactions:
Class I Shares:
Issued	3,404,507	3,495,297
Reinvestment of Distributions	613,991	585,849
Redeemed	(5,214,799)	(3,634,729)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	(1,196,301)	446,417

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC TRUST

Statements of Changes in Net Assets

	Global Equity Fund
	Year Ended August 31, 2023	Year Ended August 31, 2022
Operations:
Net Investment Income	$9,870,367	$10,456,185
Net Realized Gain	4,992,316	9,529,589
Net Change in Unrealized Appreciation (Depreciation)	32,941,373	(92,401,067)
Net Increase (Decrease) in Net Assets Resulting from Operations	47,804,056	(72,415,293)

Distributions	(17,429,029)	(28,308,288)

Capital Share Transactions:
Class I Shares:
Issued	62,326,832	64,422,074
Reinvestment of Distributions	17,429,029	28,307,555
Redeemed	(110,018,877)	(100,343,997)
Net Class I Share Transactions	(30,263,016)	(7,614,368)
Net Decrease in Net Assets from Share Transactions	(30,263,016)	(7,614,368)
Total Increase (Decrease) in Net Assets	112,011	(108,337,949)

Net Assets:
Beginning of Year	498,402,944	606,740,893
End of Year	$498,514,955	$498,402,944

Share Transactions:
Class I Shares:
Issued	5,225,995	4,967,378
Reinvestment of Distributions	1,510,249	2,066,454
Redeemed	(9,190,783)	(7,591,026)
Net Decrease in Shares Outstanding from Share Transactions	(2,454,539)	(557,194)

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC TRUST

Statements of Changes in Net Assets

	Tax-Managed Global Equity Fund
	Year Ended August 31, 2023	Year Ended August 31, 2022
Operations:
Net Investment Income	$2,374,385	$2,614,418
Net Realized Gain	173,480	887,097
Net Change in Unrealized Appreciation (Depreciation)	12,486,108	(21,367,749)
Net Increase (Decrease) in Net Assets Resulting from Operations	15,033,973	(17,866,234)

Distributions	(2,151,138)	(2,015,323)

Capital Share Transactions:
Class I Shares:
Issued	34,733,767	34,373,790
Reinvestment of Distributions	2,151,137	2,015,323
Redeemed	(32,379,075)	(18,595,749)
Net Class I Share Transactions	4,505,829	17,793,364
Net Increase in Net Assets from Share Transactions	4,505,829	17,793,364
Total Increase (Decrease) in Net Assets	17,388,664	(2,088,193)

Net Assets:
Beginning of Year	121,582,056	123,670,249
End of Year	$138,970,720	$121,582,056

Share Transactions:
Class I Shares:
Issued	2,754,399	2,533,794
Reinvestment of Distributions	175,746	138,988
Redeemed	(2,542,328)	(1,376,491)
Net Increase in Shares Outstanding from Share Transactions	387,817	1,296,291

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC TRUST

Statements of Changes in Net Assets

	US Fixed Income Fund
	Year Ended August 31, 2023	Year Ended August 31, 2022
Operations:
Net Investment Income	$5,089,990	$3,160,704
Net Realized Loss	(2,413,835)	(981,306)
Net Change in Unrealized Depreciation	(3,290,801)	(26,496,076)
Net Decrease in Net Assets Resulting from Operations	(614,646)	(24,316,678)

Distributions	(5,090,220)	(3,310,752)

Capital Share Transactions:
Class I Shares:
Issued	46,864,599	82,933,629
Reinvestment of Distributions	5,089,799	3,309,761
Redeemed	(74,836,772)	(64,828,411)
Net Class I Share Transactions	(22,882,374)	21,414,979
Net Increase (Decrease) in Net Assets from Share Transactions	(22,882,374)	21,414,979
Total Decrease in Net Assets	(28,587,240)	(6,212,451)

Net Assets:
Beginning of Year	252,715,092	258,927,543
End of Year	$224,127,852	$252,715,092

Share Transactions:
Class I Shares:
Issued	4,923,441	8,160,493
Reinvestment of Distributions	536,361	326,392
Redeemed	(7,866,514)	(6,416,600)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	(2,406,712)	2,070,285

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC TRUST

Statements of Changes in Net Assets

	Municipal Fixed Income Fund
	Year Ended August 31, 2023	Year Ended August 31, 2022
Operations:
Net Investment Income	$552,616	$148,309
Net Realized Loss	(269,663)	(38,627)
Net Change in Unrealized Appreciation (Depreciation)	256,143	(1,591,198)
Net Increase (Decrease) in Net Assets Resulting from Operations	539,096	(1,481,516)

Distributions	(552,474)	(148,461)

Capital Share Transactions:
Class I Shares:
Issued	14,828,693	12,892,923
Reinvestment of Distributions	552,474	148,445
Redeemed	(15,979,172)	(9,224,313)
Net Class I Share Transactions	(598,005)	3,817,055
Net Increase (Decrease) in Net Assets from Share Transactions	(598,005)	3,817,055
Total Increase (Decrease) in Net Assets	(611,383)	2,187,078

Net Assets:
Beginning of Year	40,552,053	38,364,975
End of Year	$39,940,670	$40,552,053

Share Transactions:
Class I Shares:
Issued	1,501,208	1,280,769
Reinvestment of Distributions	55,940	14,849
Redeemed	(1,617,613)	(922,564)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	(60,465)	373,054

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC TRUST

Statements of Changes in Net Assets

	Global Fixed Income Fund
	Year Ended August 31, 2023	Year Ended August 31, 2022
Operations:
Net Investment Income	$7,298,622	$7,897,009
Net Realized Loss	(2,594,911)	(610,539)
Net Change in Unrealized Depreciation	(5,965,917)	(56,171,336)
Net Decrease in Net Assets Resulting from Operations	(1,262,206)	(48,884,866)

Distributions	(7,299,595)	(8,794,995)

Capital Share Transactions:
Class I Shares:
Issued	58,510,649	82,888,271
Reinvestment of Distributions	7,299,528	8,794,378
Redeemed	(76,263,900)	(63,065,011)
Net Class I Share Transactions	(10,453,723)	28,617,638
Net Increase (Decrease) in Net Assets from Share Transactions	(10,453,723)	28,617,638
Total Decrease in Net Assets	(19,015,524)	(29,062,223)

Net Assets:
Beginning of Year	373,972,420	403,034,643
End of Year	$354,956,896	$373,972,420

Share Transactions:
Class I Shares:
Issued	6,403,132	8,191,913
Reinvestment of Distributions	802,728	860,003
Redeemed	(8,359,572)	(6,322,378)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	(1,153,712)	2,729,538

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC TRUST

Statements of Changes in Net Assets

	Alternatives Fund
	Year Ended August 31, 2023	Year Ended August 31, 2022
Operations:
Net Investment Income	$2,189,807	$9,466
Net Realized Loss	(1,774,990)	(11,050)
Net Change in Unrealized Appreciation	205,115	493,056
Net Increase in Net Assets Resulting from Operations	619,932	491,472

Distributions	(2,255,407)	(30,464)

Capital Share Transactions:
Class I Shares:
Issued	21,128,771	22,015,358
Reinvestment of Distributions	2,255,407	30,464
Redeemed	(33,901,575)	(880,754)
Net Class I Share Transactions	(10,517,397)	21,165,068
Net Increase (Decrease) in Net Assets from Share Transactions	(10,517,397)	21,165,068
Total Increase (Decrease) in Net Assets	(12,152,872)	21,626,076

Net Assets:
Beginning of Year	23,114,020	1,487,944
End of Year	$10,961,148	$23,114,020

Share Transactions:
Class I Shares:
Issued	1,830,741	1,952,182
Reinvestment of Distributions	205,223	2,943
Redeemed	(3,093,180)	(78,390)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	(1,057,216)	1,876,735

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC US EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Date & Ratios
For a Share Outstanding
Throughout the Year or Period

Class I Shares	Year Ended August 31, 2023	Year Ended August 31, 2022	Year Ended August 31, 2021	Year Ended August 31, 2020	Period Ended August 31, 2019*
Net Asset Value, Beginning of Year/Period	$12.65	$14.91	$11.07	$10.58	$10.00
Income from Operations:
Net Investment Income(1)	0.18	0.14	0.12	0.12	0.11
Net Realized and Unrealized Gain (Loss)	1.09	(1.38)	3.86	0.59	0.51
Total from Operations	1.27	(1.24)	3.98	0.71	0.62
Dividends and Distributions:
Net Investment Income	(0.15)	(0.11)	(0.14)	(0.12)	(0.04)
Net Realized Gain	(0.32)	(0.91)	—	(0.10)	—
Total Dividends and Distributions	(0.47)	(1.02)	(0.14)	(0.22)	(0.04)
Net Asset Value, End of Year/Period	$13.45	$12.65	$14.91	$11.07	$10.58
Total Return†	10.48%	(9.04)%	36.19%	6.73%	6.26%
Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$529,617	$524,023	$636,244	$556,161	$506,766
Ratio of Expenses to Average Net Assets(2)	0.55%	0.55%	0.54%‡	0.48%	0.48	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers)(2)	0.77%	0.77%	0.77%	0.76%	0.82	%**
Ratio of Net Investment Income to Average Net Assets(2) (3)	1.41%	1.02%	0.96%	1.15%	1.32	%**
Portfolio Turnover Rate	35%	26%	65%	83%	22	%***

(1)	Calculated using average shares.
(2)	The ratio of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(3)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
*	Commenced operations on November 12, 2018.
**	Annualized.
***	Not Annualized.
†

Total return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

‡	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Date & Ratios
For a Share Outstanding
Throughout the Year or Period

Class I Shares	Year Ended August 31, 2023	Year Ended August 31, 2022	Year Ended August 31, 2021	Year Ended August 31, 2020	Period Ended August 31, 2019*
Net Asset Value, Beginning of Year/Period	$10.41	$13.04	$10.33	$10.19	$10.00
Income from Operations:
Net Investment Income(1)	0.29	0.35	0.16	0.25	0.23
Net Realized and Unrealized Gain (Loss)	0.79	(2.68)	2.69	0.22	0.06
Total from Operations	1.08	(2.33)	2.85	0.47	0.29
Dividends and Distributions:
Net Investment Income	(0.26)	(0.30)	(0.14)	(0.33)	(0.10)
Total Dividends and Distributions	(0.26)	(0.30)	(0.14)	(0.33)	(0.10)
Net Asset Value, End of Year/Period	$11.23	$10.41	$13.04	$10.33	$10.19
Total Return†	10.52%	(18.28)%	27.78%	4.38%	2.93%
Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$272,167	$264,785	$325,683	$291,001	$264,900
Ratio of Expenses to Average Net Assets(2)	0.65%	0.65%	0.65%‡	0.65%	0.65	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers)(2)	0.98%	0.97%	0.96%	1.00%	1.04	%**
Ratio of Net Investment Income to Average Net Assets(2) (3)	2.70%	2.96%	1.31%	2.51%	2.72	%**
Portfolio Turnover Rate	40%	35%	28%	88%	24	%***

(1)	Calculated using average shares.
(2)	The ratio of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(3)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
*	Commenced operations on November 12, 2018.
**	Annualized.
***	Not Annualized.
†

Total return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

‡	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC GLOBAL EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Date & Ratios
For a Share Outstanding
Throughout the Year or Period

Class I Shares	Year Ended August 31, 2023	Year Ended August 31, 2022	Year Ended August 31, 2021	Year Ended August 31, 2020	Period Ended August 31, 2019*
Net Asset Value, Beginning of Year/Period	$11.78	$14.15	$10.80	$10.43	$10.00
Income from Operations:
Net Investment Income(1)	0.24	0.25	0.14	0.17	0.16
Net Realized and Unrealized Gain (Loss)	0.90	(1.95)	3.35	0.46	0.33
Total from Operations	1.14	(1.70)	3.49	0.63	0.49
Dividends and Distributions:
Net Investment Income	(0.20)	(0.20)	(0.14)	(0.21)	(0.06)
Net Realized Gain	(0.21)	(0.47)	—	(0.05)	—
Total Dividends and Distributions	(0.41)	(0.67)	(0.14)	(0.26)	(0.06)
Net Asset Value, End of Year/Period	$12.51	$11.78	$14.15	$10.80	$10.43
Total Return†	10.09%	(12.63)%	32.59%	5.97%	4.99%
Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$498,515	$498,403	$606,741	$543,288	$507,434
Ratio of Expenses to Average Net Assets(2)	0.56%	0.56%	0.56%‡	0.52%	0.52	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers)(2)	0.89%	0.87%	0.87%	0.88%	0.93	%**
Ratio of Net Investment Income to Average Net Assets(2) (3)	1.98%	1.88%	1.13%	1.70%	1.92	%**
Portfolio Turnover Rate	35%	32%	52%	86%	23	%***

(1)	Calculated using average shares.
(2)	The ratio of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(3)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
*	Commenced operations on November 12, 2018.
**	Annualized.
***	Not Annualized.
†

Total return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

‡	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC TAX-MANAGED GLOBAL EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Date & Ratios
For a Share Outstanding
Throughout the Year or Period

Class I Shares	Year Ended August 31, 2023	Year Ended August 31, 2022	Year Ended August 31, 2021	Year Ended August 31, 2020	Period Ended August 31, 2019*
Net Asset Value, Beginning of Year/Period	$12.33	$14.44	$11.05	$10.49	$10.00
Income from Operations:
Net Investment Income(1)	0.23	0.28	0.16	0.13	0.08
Net Realized and Unrealized Gain (Loss)	1.22	(2.16)	3.38	0.57	0.44
Total from Operations	1.45	(1.88)	3.54	0.70	0.52
Dividends and Distributions:
Net Investment Income	(0.22)	(0.23)	(0.15)	(0.14)	(0.03)
Total Dividends and Distributions	(0.22)	(0.23)	(0.15)	(0.14)	(0.03)
Net Asset Value, End of Year/Period	$13.56	$12.33	$14.44	$11.05	$10.49
Total Return†	11.91%	(13.28)%	32.28%	6.64%	5.20%
Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$138,971	$121,582	$123,670	$84,458	$27,235
Ratio of Expenses to Average Net Assets(2) (4)	0.42%	0.42%	0.42%	0.42%	0.42	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers)(2)	0.91%	0.91%	0.92%	0.99%	1.72	%**
Ratio of Net Investment Income to Average Net Assets(2) (3) (4)	1.82%	2.08%	1.21%	1.26%	0.98	%**
Portfolio Turnover Rate	12%	7%	39%	65%	11	%***

(1)	Calculated using average shares.
(2)	The ratio of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(3)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(4)	The interest expense has a 0.00% effect on the ratio of expenses to average net assets.
*	Commenced operations on November 12, 2018.
**	Annualized.
***	Not Annualized.
†

Total return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC US FIXED INCOME FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Date & Ratios
For a Share Outstanding
Throughout the Year or Period

Class I Shares	Year Ended August 31, 2023	Year Ended August 31, 2022	Year Ended August 31, 2021	Year Ended August 31, 2020	Period Ended August 31, 2019*
Net Asset Value, Beginning of Year/Period	$9.67	$10.76	$10.93	$10.61	$10.00
Income from Operations:
Net Investment Income(1)	0.21	0.13	0.14	0.20	0.18
Net Realized and Unrealized Gain (Loss)	(0.23)	(1.09)	(0.15)	0.33	0.59
Total from Operations	(0.02)	(0.96)	(0.01)	0.53	0.77
Dividends and Distributions:
Net Investment Income	(0.21)	(0.12)	(0.14)	(0.20)	(0.16)
Net Realized Gain	—	(0.01)	(0.02)	(0.01)	—
Total Dividends and Distributions	(0.21)	(0.13)	(0.16)	(0.21)	(0.16)
Net Asset Value, End of Year/Period	$9.44	$9.67	$10.76	$10.93	$10.61
Total Return†	(0.22)%	(8.97)%	(0.13)%	5.02%	7.75%
Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$224,128	$252,715	$258,928	$257,446	$201,574
Ratio of Expenses to Average Net Assets(2)	0.41%	0.41%	0.41%	0.41%	0.41	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers)(2)	0.69%	0.68%	0.69%	0.68%	0.75	%**
Ratio of Net Investment Income to Average Net Assets(2) (3)	2.16%	1.23%	1.27%	1.84%	2.15	%**
Portfolio Turnover Rate	2%	56%	6%	10%	16	%***

(1)	Calculated using average shares.
(2)	The ratio of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(3)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
*	Commenced operations on November 12, 2018.
**	Annualized.
***	Not Annualized.
†

Total return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC MUNICIPAL FIXED INCOME FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Date & Ratios
For a Share Outstanding
Throughout the Year or Period

Class I Shares	Year Ended August 31, 2023	Year Ended August 31, 2022	Year Ended August 31, 2021	Year Ended August 31, 2020	Period Ended August 31, 2019*
Net Asset Value, Beginning of Year/Period	$9.87	$10.27	$10.30	$10.23	$10.00
Income from Operations:
Net Investment Income(1)	0.13	0.04	0.04	0.08	0.09
Net Realized and Unrealized Gain (Loss)	(0.01)	(0.40)	(0.03)	0.07	0.22
Total from Operations	0.12	(0.36)	0.01	0.15	0.31
Dividends and Distributions:
Net Investment Income	(0.13)	(0.04)	(0.04)	(0.08)	(0.08)
Total Dividends and Distributions	(0.13)	(0.04)	(0.04)	(0.08)	(0.08)
Net Asset Value, End of Year/Period	$9.86	$9.87	$10.27	$10.30	$10.23
Total Return†	1.25%	(3.54)%	0.10%	1.51%	3.10%
Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$39,941	$40,552	$38,365	$26,837	$8,643
Ratio of Expenses to Average Net Assets(2) (4)	0.41%	0.41%	0.41%	0.41%	0.41	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers)(2)	0.90%	0.88%	0.94%	1.06%	3.23	%**
Ratio of Net Investment Income to Average Net Assets(2) (3) (4)	1.35%	0.37%	0.39%	0.82%	1.10	%**
Portfolio Turnover Rate	18%	5%	8%	8%	9	%***

(1)	Calculated using average shares.
(2)	The ratio of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(3)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(4)	The interest expense has a 0.00% effect on the ratio of expenses to average net assets.
*	Commenced operations on November 12, 2018.
**	Annualized.
***	Not Annualized.
†

Total return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC GLOBAL FIXED INCOME FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Date & Ratios
For a Share Outstanding
Throughout the Year or Period

Class I Shares	Year Ended August 31, 2023	Year Ended August 31, 2022	Year Ended August 31, 2021	Year Ended August 31, 2020	Period Ended August 31, 2019*
Net Asset Value, Beginning of Year/Period	$9.30	$10.76	$10.88	$10.82	$10.00
Income from Operations:
Net Investment Income(1)	0.18	0.20	0.10	0.24	0.23
Net Realized and Unrealized Gain (Loss)	(0.21)	(1.44)	(0.09)	0.09	0.81
Total from Operations	(0.03)	(1.24)	0.01	0.33	1.04
Dividends and Distributions:
Net Investment Income	(0.18)	(0.20)	(0.10)	(0.25)	(0.22)
Net Realized Gain	—	(0.02)	(0.03)	(0.02)	—
Total Dividends and Distributions	(0.18)	(0.22)	(0.13)	(0.27)	(0.22)
Net Asset Value, End of Year/Period	$9.09	$9.30	$10.76	$10.88	$10.82
Total Return†	(0.26)%	(11.66)%	0.06%	3.16%	10.58%
Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$354,957	$373,972	$403,035	$402,557	$368,586
Ratio of Expenses to Average Net Assets(2)	0.43%	0.43%	0.43%	0.43%	0.43	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers)(2)	0.74%	0.74%	0.74%	0.74%	0.79	%**
Ratio of Net Investment Income to Average Net Assets(2) (3)	2.01%	2.00%	0.93%	2.26%	2.75	%**
Portfolio Turnover Rate	2%	9%	6%	13%	7	%***

(1)	Calculated using average shares.
(2)	The ratio of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(3)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
*	Commenced operations on November 12, 2018.
**	Annualized.
***	Not Annualized.
†

Total return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC ALTERNATIVES FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Date & Ratios
For a Share Outstanding
Throughout the Year or Period

Class I Shares	Year Ended August 31, 2023	Year Ended August 31, 2022	Year Ended August 31, 2021	Year Ended August 31, 2020	Period Ended August 31, 2019*
Net Asset Value, Beginning of Year/Period	$11.45	$10.45	$9.41	$10.00	$10.00
Income from Operations:
Net Investment Income(1)	0.96	0.01	0.20	0.16	0.03
Net Realized and Unrealized Gain (Loss)	(0.33)	1.20	0.84	(0.57)	0.20
Total from Operations	0.63	1.21	1.04	(0.41)	0.23
Dividends and Distributions:
Net Investment Income	(0.68)	(0.21)	—	(0.17)	(0.23)
Return of Capital	—	—	—	(0.01)	—
Total Dividends and Distributions	(0.68)	(0.21)	—	(0.18)	(0.23)
Net Asset Value, End of Year/Period	$11.40	$11.45	$10.45	$9.41	$10.00
Total Return†	5.76%	11.84%	11.05%	(4.14)%	2.39%
Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$10,961	$23,114	$1,488	$929	$935
Ratio of Expenses to Average Net Assets(2) (4)	0.50%	0.50%	0.50%	0.50%	0.50	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers)(2)	1.93%	2.72%	7.71%	9.46%	31.15	%**
Ratio of Net Investment Income to Average Net Assets(2) (3) (4)	8.49%	0.13%	1.94%	1.67%	0.33	%**
Portfolio Turnover Rate	100%	5%	7%	37%	15	%***

(1)	Calculated using average shares.
(2)	The ratio of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(3)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(4)	The interest expense has a 0.00% effect on the ratio of expenses to average net assets.
*	Commenced operations on November 12, 2018.
**	Annualized.
***	Not Annualized.
†

Total return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SYMMETRY PANORAMIC TRUST
AUGUST 31, 2023

Notes to Financial Statements

1.    Organization:

The Symmetry Panoramic Trust (the “Trust”) is organized as a Delaware statutory trust under an Agreement and Declaration of Trust, dated April 3, 2018. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company currently consisting of eight separate portfolios. The financial statements herein are those of the Symmetry Panoramic US Equity Fund, Symmetry Panoramic International Equity Fund, Symmetry Panoramic Global Equity Fund, Symmetry Panoramic Tax-Managed Global Equity Fund, Symmetry Panoramic US Fixed Income Fund, Symmetry Panoramic Municipal Fixed Income Fund, Symmetry Panoramic Global Fixed Income Fund and Symmetry Panoramic Alternatives Fund (each a “Fund” and collectively, the “Funds”). The investment objective of each of Symmetry Panoramic US Equity Fund, Symmetry Panoramic International Equity Fund, Symmetry Panoramic Global Equity Fund, and Symmetry Panoramic Tax-Managed Global Equity Fund is to seek long-term capital appreciation. The investment objective of Symmetry Panoramic US Fixed Income Fund is to seek total return through exposure to US fixed income securities. The investment objective of Symmetry Panoramic Municipal Fixed Income Fund is to provide current income that is exempt from federal personal income tax. The investment objective of Symmetry Panoramic Global Fixed Income Fund is to seek total return through exposure to global fixed income securities. The investment objective of Symmetry Panoramic Alternatives Fund is to seek positive long-term absolute returns. An “absolute return” seeks to earn a positive total return over the long-term, regardless of market conditions or general market direction. The Funds are classified as diversified investment companies. The Symmetry Panoramic Tax-Managed Global Equity Fund, Symmetry Panoramic US Fixed Income Fund, Symmetry Panoramic Municipal Fixed Income Fund, Symmetry Panoramic Global Fixed Income Fund, and Symmetry Panoramic Alternatives Fund are “fund of funds” and offer shareholders the opportunity to invest in certain underlying investment companies, which are separately managed series of the following investment companies: Avantis Funds, SSGA Active ETF Trust, American Century ETF Trust, AQR Funds, Dimensional Fund Advisors LP (DFA), iShares Funds, JPMorgan Asset Management and Vanguard Funds. The Symmetry Panoramic US Equity Fund, Symmetry Panoramic Global Equity Fund and Symmetry Panoramic International Equity Fund also utilize a fund of funds structure by investing in certain underlying investment companies, but also utilize at least one sub-adviser and invest directly in securities and other instruments issued by operating companies and other issuers. Symmetry Partners, LLC serves as the Funds’ investment adviser (the “Adviser”), AQR Capital Management LLC provides sub-advisory services to each of the Symmetry Panoramic US Equity Fund, Symmetry Panoramic Global Equity Fund and Symmetry Panoramic International Equity Fund, and Dimensional Fund Advisors LP provides sub-advisory services to each of the Symmetry Panoramic US Equity Fund, Symmetry Panoramic Global Equity Fund and Symmetry Panoramic International Equity Fund. The Funds currently offer Class I Shares. The Funds commenced operations on November 12, 2018. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.

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AUGUST 31, 2023

2.    Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 Financial Services-Investment Companies, by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with United States generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are either fair valued or valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm Eastern Standard Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trust’s fair value procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates fair value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The

SYMMETRY PANORAMIC TRUST
AUGUST 31, 2023

prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act. The rule permits fund boards to designate a fund’s investment adviser to perform fair value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair value determinations. The compliance date for Rule 2a-5 and Rule 31a-4 was September 8, 2022.

Effective September 8, 2022, and pursuant to the requirements of Rule 2a-5, the Trust’s Board of Trustees (the “Board” or “Trustees”) designated the Adviser as the Board’s valuation designee (the “Valuation Designee”) to perform fair value determinations for the Funds through a Valuation Committee (the “Committee”) established by the Adviser and approved a new Adviser and Trust Valuation and Error Correction Policy for the Funds. Prior to September 8, 2022, fair value determinations were performed in accordance with the Trust’s Valuation and Error Correction Policy established by the Trust’s Board and were implemented through a Valuation Committee designated by the Board.

Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. Generally, when fair valuing a security held by a Fund, the Adviser will take into account all reasonably available information that may be relevant to a particular valuation.

Futures contracts that are traded on an exchange are valued at the end of day settlement value reported from the exchange or board of trade on which the contract is primarily traded.

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AUGUST 31, 2023

Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures established by the Valuation Designee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates its net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to, among others, a single issuer or to an entire market sector. If the Valuation Designee becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, the security will be valued at its fair market value by the Valuation Designee, subject to Board oversight.

The Funds use Intercontinental Exchange Data Pricing & Reference Data, LLC. (“ICE”) as a third party fair valuation vendor. ICE provides a fair value factor which is applied to the local market close price for foreign securities held by the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by ICE in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Valuation Designee. The Valuation Designee has established a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Valuation Designee is exceeded on a specific day, the Funds value the non-U.S. securities that exceed the applicable “confidence interval” based upon the fair value factors provided by ICE. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by ICE are not reliable, the Valuation Designee and Committee holds a meeting to consider the matter and coordinates with SEI Investments Global Funds Services (the “Administrator”).

If a local market in which the Funds own securities is closed for one or more days, the Funds shall value all securities held in that corresponding currency based on the fair value factors provided by ICE using the predetermined confidence interval discussed above.

In accordance with U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair

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AUGUST 31, 2023

value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

●

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

●	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Industry classifications are summarized in the Funds’ Schedules of Investments.

Federal Income Taxes — It is each Fund’s intention to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Adviser has analyzed the Funds' tax positions taken on U.S. federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for U.S. federal income tax is required in the Funds' financial statements. The Funds' U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Furthermore, the Adviser of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

SYMMETRY PANORAMIC TRUST
AUGUST 31, 2023

As of and during the year ended August 31, 2023, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended August 31, 2023, the Funds did not incur any significant interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Foreign Taxes — The Symmetry Panoramic US Equity Fund, the Symmetry Panoramic International Equity Fund, the Symmetry Panoramic Global Equity Fund, the Symmetry Panoramic Tax-Managed Global Equity Fund and the Symmetry Panoramic Global Fixed Income Fund may be subject to foreign withholding or other foreign income taxes with respect to dividends or interest received from (and, in some cases, gains recognized on shares of stock of) non-U.S. companies. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized gains and losses on investments and net change in unrealized appreciation (depreciation) on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Futures Contracts — Symmetry Panoramic US Equity Fund, Symmetry Panoramic International Equity Fund, and Symmetry Panoramic Global Equity Fund all utilized futures contracts during the year ended August 31, 2023. To the extent consistent with its investment objective and strategies, the Funds may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The futures contracts

SYMMETRY PANORAMIC TRUST
AUGUST 31, 2023

are valued at the settlement price established each day by the board of exchange on which they are traded. The futures contracts are marked-to-market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the futures contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the futures contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to the Fund’s Schedule of Investments for details regarding open futures contracts as of August 31, 2023.

For the year ended August 31, 2023, the average monthly notional amount of futures contracts held were as follows:

	Symmetry Panoramic US Equity Fund	Symmetry Panoramic International Equity Fund	Symmetry Panoramic Global Equity Fund
Average Monthly Notional Balance Long	$1,291,645	$5,801,145	$5,498,494

Swap Contracts — The Funds are authorized to enter into swap agreements, including total return swaps. Swaps are a two-party contract in which the seller (buyer) will pay to the buyer (seller) the difference between the current value of a security and its value at the time the contract was entered.

Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, futures contract, basket of securities or futures contracts, defined portfolios of bonds, loans and mortgages, or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security, commodity or market without owning or taking physical custody of such security, commodity or market. The total return includes appreciation

SYMMETRY PANORAMIC TRUST
AUGUST 31, 2023

or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked-to-market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to the Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).

Periodic payments made or received are recorded as realized gains or losses. At period end, the Statements of Assets and Liabilities reflect, if any, unrealized appreciation or depreciation and accrued periodic payments for swap contracts the Fund may have open at period end. Entering into swap contracts involves, to varying degrees, elements of credit, interest rate and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions or fluctuations in interest rates. Swap contracts outstanding at period end, if any, are listed on the Schedules of Investments. In connection with swap contracts, cash or securities may be segregated as collateral by the Funds’ custodian.

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Funds in the future, or requires increased fees, which could impair the Funds’ ability to achieve its investment objective. A counterparty may also increase its collateral requirements, which may limit the Funds’ ability to use leverage and reduce investment returns. In addition, if the Funds cannot locate a counterparty willing to enter into transactions with the Funds, it will not be able to implement its investment strategy. During the year ended August 31, 2023, Symmetry Panoramic US Equity Fund, Symmetry Panoramic International Equity Fund, Symmetry Panoramic Global Equity Fund, and Symmetry Panoramic Tax-Managed Global Equity Fund have swap agreements with one counterparty, ReFlow Fund, LLC (“ReFlow”). As of August 31, 2023, the Funds no longer held the swap agreements.

The Funds may participate in a variety of liquidity programs offered by ReFlow. These include the ReFlow Redemption Service and ReFlow NAVswap. The ReFlow Redemption Service provides participating funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed from the fund, subject to certain limitations. Following purchases of fund shares, ReFlow then generally redeems those shares when the fund experiences net sales, at the end of a maximum holding period determined by

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AUGUST 31, 2023

ReFlow, or at other times at ReFlow’s discretion. In the event a Fund uses the ReFlow Redemption Service, the Fund will pay a fee to ReFlow each time ReFlow purchases Fund shares, calculated by multiplying the value of shares ReFlow purchases by a rate determined through an automated daily auction. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of the Fund.

ReFlow NAVswap is an International Swaps and Derivatives Association governed total return swap in which a fund receives a return that corresponds to the daily change in the reference fund’s net asset value. In return, the fund pays Secured Overnight Financing Rate (SOFR) plus a spread. By participating in the ReFlow programs, a fund may maintain a cash balance to meet redemptions without suffering a significant cash drag. In an environment of declining market values, a fund participating in the ReFlow programs may experience a greater decrease in value than it would if it did not participate in the programs and instead maintained a higher cash balance.

For the year ended August 31, 2023, the monthly average balances of swap contracts held by the Funds was as follows:

	Symmetry Panoramic US Equity Fund	Symmetry Panoramic International Equity Fund	Symmetry Panoramic Global Equity Fund	Symmetry Panoramic Tax-Managed Global Equity Fund
Average Monthly Notional Balance Long	$2,224,998	$1,187,674	$2,234,437	$1,047,480

For the year ended August 31, 2023, the Symmetry Panoramic US Equity Fund, Symmetry Panoramic International Equity Fund, Symmetry Panoramic Global Equity Fund, and Symmetry Panoramic Tax-Managed Global Equity Fund only held equity risk derivatives. Additional information can be found on the Schedules of Investments, Statements of Assets and Liabilities and the Statements of Operations.

Offsetting Assets and Liabilities — The Funds may be subject to various Master Netting Arrangements with various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty.

Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each

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type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $450,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of investments at value (securities) or cash pledged as collateral for futures contracts and swap contracts (cash). The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Expenses — Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed to a particular Fund are apportioned among the Funds evenly and/or based on relative net assets.

Cash Equivalents — Idle cash and currency balances may be swept into various overnight sweep accounts and is classified as cash on the Statements of Assets and Liabilities. Funds maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.

Dividends and Distributions to Shareholders — Income dividends are derived from net investment income (i.e., interest and other income, less any related expenses) a Fund

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earns from its portfolio securities and other investments. Capital gain distributions are derived from gains realized when a Fund sells a portfolio security. Long-term capital gains are derived from gains realized when a Fund sells a portfolio security it has owned for more than one year, and short-term capital gains are derived from gains realized when a portfolio security was owned for one year or less. Distributions received from underlying funds can be classified as either ordinary income, return of capital, or long-term capital gains.

Dividends from net investment income and distributable net realized capital gains, if any, are declared and distributed annually by the Funds. Dividends from net investment income and distributions from net realized gains are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; and temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of each Fund.

The Symmetry Panoramic US Equity Fund, the Symmetry Panoramic International Equity Fund, the Symmetry Panoramic Global Equity Fund, the Symmetry Panoramic Tax-Managed Global Equity Fund, and the Symmetry Panoramic Alternatives Fund each intend to distribute substantially all of their net investment income and net capital gains, if any, at least annually, or more frequently as determined to be appropriate by the Adviser. The Symmetry Panoramic US Fixed Income Fund, the Symmetry Panoramic Municipal Fixed Income Fund, and the Symmetry Panoramic Global Fixed Income Fund each intend to distribute substantially all of their net investment income and net capital gains, if any, monthly.

Interfund Lending — The Funds have entered into an interfund lending and borrowing facility, pursuant to which: (i) each Fund could lend money directly to and borrow money directly from other Funds within the Trust for temporary defensive purposes, namely to cover unanticipated cash shortfalls, such as unanticipated redemptions or sales fails; and (ii) the Funds will not borrow under the facility for leverage purposes and the loans’ duration will be no more than 7 days. This interfund lending facility is intended to provide a borrowing Fund with a source of liquidity at a rate lower than the bank borrowing rate at times when the cash position of the Fund is insufficient to meet temporary cash requirements. In addition, Funds making short-term cash loans directly to other Funds would earn interest at a rate higher than these Funds otherwise could obtain from investing the Funds’ cash in repurchase agreements or certain other short term money market instruments. Thus, this interfund lending facility is expected to benefit both borrowing and lending Funds. For the year ended August 31, 2023, the following interfund lending facilities occurred:

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Borrowing Fund	Lending Fund	Amount Borrowed /Lent	Rate (%)	Date Borrowed	Date Repaid
Symmetry Panoramic Alternatives Fund	Symmetry Panoramic U.S. Fixed Income Fund	$125,000	3.825	9/7/2022	9/8/2022
Symmetry Panoramic Alternatives Fund	Symmetry Panoramic U.S. Fixed Income Fund	775,000	5.280	11/8/2022	11/9/2022
Symmetry Panoramic Municipal Fixed Income Fund	Symmetry Panoramic Global Fixed Income Fund	300,000	5.325	11/16/2022	11/17/2022
Symmetry Panoramic Alternatives Fund	Symmetry Panoramic U.S. Equity Fund	1,610,000	6.365	3/29/2023	3/30/2023
Symmetry Panoramic Alternatives Fund	Symmetry Panoramic Global Fixed Income Fund	486,000	6.380	4/5/2023	4/6/2023
Symmetry Panoramic Municipal Fixed Income Fund	Symmetry Panoramic U.S. Fixed Income Fund	435,000	6.335	4/18/2023	4/19/2023
Symmetry Panoramic Tax-Managed Global Equity Fund	Symmetry Panoramic Global Fixed Income Fund	1,565,000	6.335	4/18/2023	4/19/2023
Symmetry Panoramic Alternatives Fund	Symmetry Panoramic Global Fixed Income Fund	45,500	6.590	5/15/2023	5/17/2023
Symmetry Panoramic Alternatives Fund	Symmetry Panoramic Global Fixed Income Fund	37,000	6.595	5/16/2023	5/17/2023
Symmetry Panoramic Alternatives Fund	Symmetry Panoramic Global Fixed Income Fund	36,700	6.585	5/26/2023	5/30/2023

The amounts disclosed above represent maximum and average borrowings. There were no outstanding loan balances as of August 31, 2023.

3.    Transactions with Affiliates:

Certain officers of the Trust are also employees of the Administrator, a wholly-owned subsidiary of SEI Investments Company, SEI Investments Distribution Co. (the “Distributor”) and/or Atlantic Consulting Services, LLC (now part of the Apex Group Ltd.) (“Atlantic Consulting”). Such officers are paid no fees directly by the Trust for serving as officers of the Trust.

The services provided by the Chief Compliance Officer (“CCO”) and the CCO’s staff, who are employees of Atlantic Consulting, are paid for by the Trust as incurred pursuant to a Compliance Services Agreement between the Trust and Atlantic Shareholder Services LLC.

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The services include regulatory oversight of the Trust’s Adviser and other service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4.    Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administration services to the Funds. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended August 31, 2023, the Funds were charged as follows for these services:

Fund	Administration Fee
Symmetry Panoramic US Equity Fund	$158,766
Symmetry Panoramic International Equity Fund	82,396
Symmetry Panoramic Global Equity Fund	151,519
Symmetry Panoramic Tax-Managed Global Equity Fund	39,416
Symmetry Panoramic US Fixed Income Fund	72,168
Symmetry Panoramic Municipal Fixed Income Fund	12,475
Symmetry Panoramic Global Fixed Income Fund	110,873
Symmetry Panoramic Alternatives Fund	8,101

The Distributor serves as each Fund’s Distributor pursuant to a Distribution Agreement with the Trust.

The Bank of New York Mellon acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

Apex Fund Services serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

5.     Investment Advisory and Subadvisory Agreements:

The Adviser has entered into an investment advisory agreement with each Fund. For its services to the Funds, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate disclosed below based on the average daily net assets of each of the Funds. Subject to general oversight by the Board, the Adviser manages and

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supervises the investment operations and business affairs of the Funds. The Adviser may select, contract with and compensate one or more sub-advisers to manage all or a portion of a Fund’s portfolio assets, subject to oversight by the Adviser. In this role, the Adviser has supervisory responsibility for managing the investment and reinvestment of each Fund’s portfolio assets through proactive oversight and monitoring of each sub-adviser and the Fund, as described in further detail below. The Adviser is responsible for developing overall investment strategies for the Funds and overseeing and implementing each Fund’s continuous investment programs and provides a variety of advisory oversight and investment research services. The Adviser also provides management and transition services associated with certain fund events (e.g., strategy, portfolio manager or sub-adviser changes) and coordinates and oversees services provided under other agreements. The Adviser has ultimate responsibility to oversee a sub-adviser and recommend to the Board its hiring, termination, and replacement. In this capacity, the Adviser, among other things: (i) monitors on a daily basis the compliance of the sub-adviser with the investment objectives and related policies of the Fund; (ii) monitors significant changes that may impact the sub-adviser’s overall business and regularly performs due diligence reviews of the sub-adviser; (iii) reviews the performance of the sub-adviser; and (iv) reports periodically on such performance to the Board. The Adviser employs a team of investment professionals who provide these ongoing research and monitoring services.

In addition to investment advisory fees, each Fund pays other expenses including costs incurred in connection with the maintenance of its securities law registration, printing and mailing prospectuses and statements of additional information to shareholders, certain financial accounting services, taxes or governmental fees, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholders meetings.

The Adviser has agreed to limit each Fund’s current Operating Expenses to an annual rate, expressed as a percentage of the Fund’s average daily net assets for the month, to the amounts listed in the below table until at least December 31, 2023 (the “Expense Limitation”). For purposes of the Expense Limitation, the term “Operating Expenses” with respect to the Funds is defined to include all expenses necessary or appropriate for the operation of a Fund and including the Adviser’s investment advisory fee detailed in the advisory agreement, any Rule 12b-l fees and/or shareholder services fees and other expenses described in the advisory agreement, but does not include: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of a Fund’s officers and Trustees, and contractual indemnification of an affected Fund’s service providers (other than the Adviser)).

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Expense Limitation
Symmetry Panoramic US Equity Fund	0.55%
Symmetry Panoramic International Equity Fund	0.65%
Symmetry Panoramic Global Equity Fund	0.56%
Symmetry Panoramic Tax-Managed Global Equity Fund	0.42%
Symmetry Panoramic US Fixed Income Fund	0.41%
Symmetry Panoramic Municipal Fixed Income Fund	0.41%
Symmetry Panoramic Global Fixed Income Fund	0.43%
Symmetry Panoramic Alternatives Fund	0.50%

The Adviser also has contractually agreed to waive its advisory fee for each of the Funds until at least December 31, 2023 (“Fee Waiver”) so that the aggregate annual advisory fee retained by the Adviser with respect to each of the Funds after payment of sub-advisory fees does not exceed the amount shown under the “Fee Waiver” column in the following table:

	Advisory Fee Before Fee Waiver	Fee Waiver
Symmetry Panoramic US Equity Fund	0.55%	0.25%
Symmetry Panoramic International Equity Fund	0.70%	0.25%
Symmetry Panoramic Global Equity Fund	0.63%	0.25%
Symmetry Panoramic Tax-Managed Global Equity Fund	0.65%	0.26%
Symmetry Panoramic US Fixed Income Fund	0.45%	0.25%
Symmetry Panoramic Municipal Fixed Income Fund	0.47%	0.25%
Symmetry Panoramic Global Fixed Income Fund	0.52%	0.25%
Symmetry Panoramic Alternatives Fund	1.29%	0.30%

The Adviser may recover all or a portion of the Expense Limitation within a three-year rolling period from the year in which it reduced its fee or reimbursed expenses if a Fund’s total annual operating expenses are below the Expense Limitation that was in place at the time of such fee reductions or expense reimbursements. The Expense Limitation and Fee Waiver agreements may be terminated by the Board without penalty on 60 days’ written notice to the Adviser. The Expense Limitation and Fee Waiver agreements shall terminate automatically in the event of assignment of the investment advisory agreement.

For the year ended August 31, 2023, the Adviser recaptured previously waived fees of $22,573 for the Symmetry Panoramic International Equity Fund.

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As of August 31, 2023, the following amounts of waivers/reimbursements are subject to recoupment:

	Amount expiring in 2024	Amount expiring in 2025	Amount expiring in 2026
Symmetry Panoramic US Equity Fund	$108,126	$90,197	$122,104
Symmetry Panoramic International Equity Fund	22,628	12,718	32,119
Symmetry Panoramic Global Equity Fund	247,654	229,596	227,722
Symmetry Panoramic Tax-Managed Global Equity Fund	113,110	130,780	136,173
Symmetry Panoramic US Fixed Income Fund	201,285	191,500	197,914
Symmetry Panoramic Municipal Fixed Income Fund	97,750	103,204	111,215
Symmetry Panoramic Global Fixed Income Fund	152,426	151,535	159,780
Symmetry Panoramic Alternatives Fund	85,801	90,656	112,249

The Adviser has engaged AQR Capital Management, LLC (“AQR”) and Dimensional Fund Advisors LP (“DFA”) to provide sub-advisory services to each of the Symmetry Panoramic US Equity Fund, Symmetry Panoramic International Equity Fund and Symmetry Panoramic Global Equity Fund (together, the “Sub-Advised Funds”). The Adviser, however, has not yet allocated any assets of the Symmetry Panoramic International Equity Fund to DFA. The Adviser pays AQR and DFA a portion of its fee, calculated daily and paid monthly. The Sub-Advised Funds are not responsible for the payment of the sub-advisory fees.

A Trustee and certain Officers are also employees/officers of the Adviser.

6.    Investment Transactions:

The cost of security purchases and the proceeds from security sales other than short-term securities, for the year ended August 31, 2023, were as follows:

	Purchases	Sales and Maturities
Symmetry Panoramic US Equity Fund	$179,119,214	$210,357,752
Symmetry Panoramic International Equity Fund	105,205,902	114,772,098
Symmetry Panoramic Global Equity Fund	171,730,027	201,414,505
Symmetry Panoramic Tax-Managed Global Equity Fund	23,059,783	15,519,096
Symmetry Panoramic US Fixed Income Fund	5,824,660	28,190,478

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	Purchases	Sales and Maturities
Symmetry Panoramic Municipal Fixed Income Fund	$7,204,133	$7,364,268
Symmetry Panoramic Global Fixed Income Fund	8,273,262	17,392,726
Symmetry Panoramic Alternatives Fund	24,452,316	34,622,940

7.    Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to paid-in capital or distributable earnings, as appropriate, in the period that the differences arise. The permanent differences relate to distributions in excess. The following permanent differences were credited or charged to Paid-in Capital or Distributable Earnings as of August 31, 2023:

	Distributable Earnings	Paid in Capital
Symmetry Panoramic Alternatives Fund	$259	$(259)

The tax character of dividends and distributions declared during the fiscal years ended August 31, 2023 and 2022 were as follows:

	Ordinary Income	Long-Term Capital Gain	Tax Exempt Income	Total
Symmetry Panoramic US Equity Fund
2023	$6,205,201	$13,026,234	$—	$19,231,435
2022	29,786,484	11,809,320	—	41,595,804
Symmetry Panoramic International Equity Fund
2023	6,397,783	—	—	6,397,783
2022	7,382,351	—	—	7,382,351
Symmetry Panoramic Global Equity Fund
2023	8,575,235	8,853,794	—	17,429,029
2022	25,758,968	2,549,320	—	28,308,288
Symmetry Panoramic Tax-Managed Global Equity Fund
2023	2,151,138	—	—	2,151,138
2022	2,015,323	—	—	2,015,323
Symmetry Panoramic US Fixed Income Fund
2023	5,090,220	—	—	5,090,220
2022	3,147,380	163,372	—	3,310,752

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	Ordinary Income	Long-Term Capital Gain	Tax Exempt Income	Total
Symmetry Panoramic Municipal Fixed Income Fund
2023	$12,820	$—	$539,654	$552,474
2022	—	—	148,461	148,461
Symmetry Panoramic Global Fixed Income Fund
2023	7,299,595	—	—	7,299,595
2022	7,996,330	798,665	—	8,794,995
Symmetry Panoramic Alternatives Fund
2023	2,255,407	—	—	2,255,407
2022	30,464	—	—	30,464

As of August 31, 2023, the components of Distributable Earnings on a tax basis were as follows:

	Symmetry Panoramic US Equity Fund	Symmetry Panoramic International Equity Fund	Symmetry Panoramic Global Equity Fund	Symmetry Panoramic Tax-Managed Global Equity Fund
Undistributed Ordinary Income	$4,727,812	$5,445,162	$6,956,089	$1,136,625
Undistributed Long-Term Capital Gain	12,339,324	–	5,089,275	156,762
Post-October Losses	–	(80,492)	–	–
Capital Loss Carryforwards	–	(16,134,597)	–	–
Unrealized Appreciation	160,680,331	47,491,811	120,201,065	25,713,155
Other Temporary Differences	(1)	(1)	(4)	1
Total Distributable Earnings	$177,747,466	$36,721,883	$132,246,425	$27,006,543

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	Symmetry Panoramic US Fixed Income Fund	Symmetry Panoramic Municipal Fixed Income Fund	Symmetry Panoramic Global Fixed Income Fund	Symmetry Panoramic Alternatives Fund
Undistributed Ordinary Income	$13,321	$4	$17,458	$–
Undistributed Tax-Exempt Income	–	456	–	–
Post-October Losses	(1,944,895)	(138,197)	(2,097,330)	(1,738,884)
Late-Year Loss Deferral	–	–	–	(60,506)
Capital Loss Carryforwards	(799,186)	(44,046)	(787,335)	(75,883)
Unrealized Appreciation/(Depreciation)	(16,597,189)	(1,308,059)	(39,045,487)	809,905
Other Temporary Differences	(1)	3	(1)	1
Total (Accumulated Losses)	$(19,327,950)	$(1,489,839)	$(41,912,695)	$(1,065,367)

Post-October losses represent losses realized on investment transactions from November 1, 2022 through August 31, 2023, that, in accordance with Federal income tax regulations, the Funds elect to defer and treat as having arisen in the following fiscal year.

Deferred late-year losses represent ordinary losses realized on investment transactions from January 1, 2023 through August 31, 2023 and specified losses realized on investment transactions from November 1, 2022 through August 31, 2023.

The Symmetry Panoramic International Equity Fund, Symmetry Panoramic US Fixed Income Fund, Symmetry Panoramic Municipal Fixed Income Fund, Symmetry Panoramic Global Fixed Income Fund and Symmetry Panoramic Alternatives Fund had Post-October losses of $80,492, $1,944,895, $138,197, $2,097,330 and $1,738,884, respectively. The funds elect to treat each as having arisen in the following fiscal year.

During the year ended September 30, 2023, the Symmetry Panoramic Tax-Managed Global Equity Fund utilized capital loss carryforwards of $533,003 to offset capital gains.

For Federal income tax purposes, capital loss carryforwards may be carried forward and indefinitely applied against all future capital gains. The Funds have capital losses carried forward as follows:

	Short-Term Loss	Long-Term Loss	Total
Symmetry Panoramic International Equity Fund	$13,778,317	$2,356,280	$16,134,597
Symmetry Panoramic US Fixed Income Fund	598,030	201,156	799,186
Symmetry Panoramic Municipal Fixed Income Fund	44,046	—	44,046
Symmetry Panoramic Global Fixed Income Fund	787,335	—	787,335
Symmetry Panoramic Alternatives Fund	68,009	7,874	75,883

For federal income tax purposes, the cost of securities owned at August 31, 2023, and the net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes primarily due to wash sales and Passive Foreign

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Investment Company adjustments, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Funds at August 31, 2023, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Symmetry Panoramic US Equity Fund	$369,563,789	$162,232,732	$(1,552,401)	$160,680,331
Symmetry Panoramic International Equity Fund	224,333,893	51,277,008	(3,785,197)	47,491,811
Symmetry Panoramic Global Equity Fund	378,369,392	125,691,833	(5,490,768)	120,201,065
Symmetry Panoramic Tax-Managed Global Equity Fund	116,174,430	26,358,804	(645,649)	25,713,155
Symmetry Panoramic US Fixed Income Fund	239,803,127	—	(16,597,189)	(16,597,189)
Symmetry Panoramic Municipal Fixed Income Fund	41,379,305	—	(1,308,059)	(1,308,059)
Symmetry Panoramic Global Fixed Income Fund	394,164,830	—	(39,045,487)	(39,045,487)
Symmetry Panoramic Alternatives Fund	10,164,138	809,905	—	809,905

8.    Concentration of Risks:

As with all mutual funds, there is no guarantee that any of the Funds will achieve the Fund’s investment objective. You could lose money by investing in the Funds. A Fund share is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or any other government agency. The principal risk factors affecting shareholder investments in the Funds are described below.

Please note that each of the Funds primarily will invest in shares of registered, open-end investment companies and exchange-traded funds (“ETFs”) (collectively, “Underlying Funds”), or directly in securities or other instruments. Therefore, the risks described below for each Fund are in reference to either the Underlying Funds, direct purchases of the Funds, or both unless otherwise noted.

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General Risks of Investing in Underlying Funds — Because each Fund invests in Underlying Funds that invest directly in securities and other instruments, the Fund’s shareholders will be affected by the investment policies of the Underlying Funds in direct proportion to the amount of assets the Fund allocates to those Underlying Funds. Certain of the Funds also may invest in Underlying Funds that in turn invest in foreign issuers and thus are subject to additional risks, including changes in foreign currency exchange rates and country risk. Foreign investments of the Underlying Funds may include securities of issuers located in emerging countries in Asia, Latin America, Eastern Europe and Africa. The Funds also may invest in Underlying Funds that invest in mid-, small-, and micro-capitalization stocks, which may be riskier than investing in larger, more established companies.

A Fund’s investment in Underlying Funds that invest in fixed-income securities will be subject to, among other things, credit (or default) risk and interest rate/maturity risk. Credit (or default) risk is the risk that an issuer or guarantor of a security or a counterparty to a transaction may default on its payment obligations or experience a decline in credit quality. Interest rate/maturity risk is the risk that increases in prevailing interest rates will cause fixed-income securities held by the Fund to decline in value. The magnitude of this decline will often be greater for longer-term fixed-income securities than shorter-term fixed-income securities.

The Underlying Funds will also be subject to prepayment (or call) risk (the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund earlier than expected) and debt extension risk (the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund later than expected).

The Funds may invest in Underlying Funds that invest in asset-backed and structured investment securities, which may involve a greater chance of default during periods of economic downturn than other securities, and may be less liquid and more difficult to value and liquidate. Underlying Funds may also invest in real estate securities, commodity-related securities and money market investments.

The risks described below for each Fund are in reference to either the Underlying Funds, direct purchases of the Funds, or both unless otherwise noted.

Currency Risk — The risk for Funds with international exposures that foreign currencies will increase in value relative to the U.S. dollar and adversely affect the dollar value of the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Currency risk may be particularly high to the extent that the Fund invests in foreign (non-U.S.) currencies or engages in foreign currency transactions that are economically tied to emerging market countries. Conversely, in strategies where currency risk is hedged, the risk is that a decline in the value of the local currency relative to the U.S. dollar will not be earned by the Fund investor.

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Cybersecurity Risk — With the increased use of the Internet and because information technology systems and digital data underlie most of the Fund’s operations, the Fund and its Adviser, any Sub-Advisers, custodian, transfer agent, distributor and other service providers and the financial intermediaries (collectively “Service Providers”), are exposed to the risk that its operations and data may be compromised as a result of internal and external cyber-failures, breaches or attacks. This could occur as a result of malicious or criminal cyber-attacks. Cyber-attacks include actions taken to: (i) steal or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential information, (iii) shut down the Fund or Service Provider website through denial-of-service attacks, or (iv) otherwise disrupt normal business operations. However, events arising from human error, faulty or inadequately implemented policies and procedures or other systems failures unrelated to any external cyber-threat may have effects similar to those caused by deliberate cyber-attacks.

Emerging Markets Risk — A Fund with international exposure’s investments in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. These risks include less social, political and economic stability; smaller securities markets with low or nonexistent trading volume and greater illiquidity and price volatility; more restrictive national policies on foreign investment, including restrictions on investment in issuers or industries deemed sensitive to national interests; less transparent and established taxation policies; less developed regulatory or legal structures governing private and foreign investment; more pervasiveness of corruption and crime; less financial sophistication, creditworthiness and/or resources possessed by, and less government regulation of, the financial institutions and issuers with which the Fund transacts; less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S.; greater concentration in a few industries resulting in greater vulnerability to regional and global trade conditions; higher rates of inflation and more rapid and extreme fluctuations in inflation rates; greater sensitivity to interest rate changes; increased volatility in currency exchange rates and potential for currency devaluations and/or currency controls; greater debt burdens relative to the size of the economy; more delays in settling portfolio transactions and heightened risk of loss from share registration and custody practices; and less assurance that recent favorable economic developments will not be slowed or reversed by unanticipated economic, political or social events in such countries.

Because of these risk factors, the Fund’s investments in developing market countries are subject to greater price volatility and illiquidity than investments in developed markets. Governments of emerging market and frontier market countries may own or control parts of the private sector. Accordingly, government actions could have a significant impact on economic conditions. Certain emerging market and frontier market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular sector and/or company, limit the investment by

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foreign persons to a specific class of securities of an issuer that may have less advantageous rights than a domestically available class, require foreign investors to maintain a trading account with only one licensed securities company in the relevant market and/or impose additional taxes on foreign investors. These may contribute to the illiquidity of the relevant securities market, as well as create inflexibility and uncertainty as to the trading environment.

Equity Risk — For Funds that invest in equity securities, such securities are susceptible to general market fluctuations and volatile increases and decreases in value as market confidence in and perceptions of their issuers change.

Financial Sector Risk — The financial sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements. The Fund may be adversely affected by events or developments negatively impacting the financial sector.

Fixed Income Securities Risk — Fixed income securities held by the Fund are subject to interest rate risk, call risk, prepayment and extension risk, credit risk, and liquidity risk, which are more fully described below. In addition, current market conditions may pose heightened risks for fixed income securities. Current interest rates are at or near historic lows, and as the Federal Reserve Board has begun tapering its quantitative easing program and in December of 2015 began raising the federal funds rate, there is a risk that interest rates will rise. Future increases in interest rates could result in less liquidity and greater volatility of fixed income securities. The Fund may lose money if short-term or long-term interest rates rise sharply. Moreover, new regulations applicable to and changing business practices of financial intermediaries restricting their market marking activities for certain fixed income securities, which may reduce the liquidity and increase the volatility for such fixed income securities.

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Call Risk. During periods of declining interest rates, a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in its income.

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Credit Risk. Fixed income securities are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Lower rated fixed income securities involve greater credit risk, including the possibility of default or bankruptcy.

●	Interest Rate Risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds

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tend to decrease in value if interest rates rise. Fixed income securities with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than fixed income securities with shorter maturities.

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Liquidity Risk. Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. These features make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on its performance. Infrequent trading of securities may also lead to an increase in their price volatility. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out an investment contract when it wants to. If this happens, the Fund will be required to hold the security or keep the position open, and it could incur losses.

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Prepayment and Extension Risk. Many types of fixed income securities are subject to prepayment risk. Prepayment occurs when the issuer of a fixed income security can repay principal prior to the security’s maturity. Fixed income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a fixed income security can be difficult to predict and result in greater volatility. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. This is known as extension risk and may increase the Fund’s sensitivity to rising rates and its potential for price declines.

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Variable and Floating Rate Securities. Variable and floating rate securities generally are less sensitive to interest changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Floating rate securities will not generally increase in value if interest rates decline.

Special Risks of Foreign Securities — Foreign securities involve special risks and costs, which are considered by the investment adviser in evaluating the creditworthiness of issuers and making investment decisions for the Fund. Foreign securities fluctuate in price because of political, financial, social and economic events in foreign countries (including, for example, military confrontations, war and terrorism). A foreign security could also lose value because of more or less stringent foreign securities regulations and less stringent accounting and disclosure standards. In addition, foreign markets may have greater volatility than domestic markets and foreign securities may be less liquid and harder to value than domestic securities.

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Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their obligations. The performance of investments in securities denominated in a foreign currency also will depend, in part, on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which otherwise could affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally results in an increase in value of a foreign currency-denominated security in terms of U.S. dollars. A decline in the value of the foreign currency relative to the U.S. dollar generally results in a decrease in value of a foreign currency-denominated security. Additionally, many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline.

Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also may involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, trade restrictions (including tariffs) or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.

Futures Contract Risk — The successful use of futures contracts draws upon the Adviser’s or Sub-Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts, which may adversely affect the Fund’s net asset value and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s or Sub-Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Geographic and Sector Risk — The risk that if a Fund invests a significant portion of its total assets in certain issuers within the same geographic region or economic sector, an

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adverse economic, business or political development affecting that region or sector may affect the value of the Fund’s investments more than if the Fund’s investments were not so focused. While the Funds may not concentrate in any one industry, a Fund may invest without limitation in a particular country or market sector.

The Adviser determines the appropriate country and industry categories and assigns issuers to them based on a variety of considerations, including relevant third party categorization and classification systems. Country and industry categories and issuer assignments may change over time as industry sectors and issuers evolve. The Adviser and sub-advisers may use a variety of classification methodologies when performing day-to-day management of the funds. Country classifications shown in this shareholder report generally represent Country of Risk.

Investment Companies and Exchange-Traded Funds Risk — When a Fund invests in other investment companies, including ETFs, it will bear additional expenses based on its pro rata share of the other investment company’s or ETF’s operating expenses, including the management fees of the Underlying Fund in addition to those paid by the Fund. The risk of owning an Underlying Fund generally reflects the risks of owning the underlying investments the Underlying Fund holds. The Fund also will incur brokerage costs when it purchases and sells ETFs.

Investment Style Risk — The risk that different investment styles (e.g., “growth,” “value,” or “quantitative”) tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that employ a different investment style.

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Momentum Style Risk. Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods when the momentum style is out of favor, and during which the investment performance of a Fund using a momentum strategy may suffer.

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Value Investing Risk is the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by the Fund’s adviser may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

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Quantitative Investing Risk is the risk that the value of securities or other investments selected using quantitative analysis can perform differently from the market as a whole or from their expected performance. This may be as a result of the factors used in building the multifactor quantitative model, the weights

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placed on each factor, the accuracy of historical data supplied by third parties, and changing sources of market returns.

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Profitability Investment Risk is the risk that high relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause the Fund to at times underperform equity funds that use other investment strategies.

Certain Sub-Advisers may rely heavily on quantitative models and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging investments.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used will not be successful in selecting companies for investment or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.

Liquidity Risk — There is risk that a Fund may not be able to pay redemption proceeds within the time periods described in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, legal restrictions impairing its ability to sell particular securities or close derivative positions at an advantageous market price or other reasons. Certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that a Fund would like or difficult to value. A Fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these events could have a negative effect on Fund management or performance. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, Rule 144A securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

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Litigation and Enforcement Risk — Companies involved in significant restructuring tend to involve increased litigation risk, including for investors in these companies. This risk may be greater in the event a Fund takes a large position or is otherwise prominently involved. The expense of defending against (or asserting) claims and paying any amounts pursuant to settlements or judgments would be borne by the Fund (directly if it were directly involved or indirectly in the case of claims by or against an underlying company or settlements or judgments paid by an underlying company). Further, ownership of companies over certain threshold levels involves additional filing requirements and substantive regulation on such owners, and if the Fund fails to comply with all of these requirements, the Fund may be forced to disgorge profits, pay fines or otherwise bear losses or other costs from such failure to comply.

In addition, there have been a number of widely reported instances of violations of securities laws through the misuse of confidential information. Such violations may result in substantial liabilities for damages caused to others, for the disgorgement of profits realized and for penalties. Investigations and enforcement proceedings may be charged with involvement in such violations. Furthermore, if persons associated with a company in which the Fund invested engages in such violations, that Fund could be exposed to losses.

Management Risk — The net asset value of the Fund changes daily based on the performance of the securities and derivatives in which it invests. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular securities or derivatives in which the Fund invests may prove to be incorrect and may not produce the desired results. Additionally, the Adviser may have conflicts of interest that could interfere with its management of the Fund’s portfolio. For example, the Adviser or its affiliates may manage other investment funds or have other clients that may be similar to, or overlap with, the investment objective and strategy of the Fund, creating potential conflicts of interest when making decisions regarding which investments may be appropriate for the Fund and other clients. Further information regarding conflicts of interest is available in the SAI.

Market Capitalization Risk — Stocks fall into the following broad market capitalization categories—large, medium, small and micro. A Fund that invests primarily in one of these categories carries the risk that due to current market conditions that category may be out of favor with investors. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of micro, small or medium capitalization companies, investors may migrate to the stocks of micro, small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Investing in medium, small, and micro capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, fewer

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experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium, small and micro capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies.

Micro, small and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and such issuers may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small and micro capitalization companies. Generally, the smaller the company size, the greater the risk.

Some micro, small, and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium, small and micro capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

Market Risk — Overall capital market risk may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money. Financial markets are subject to periods of high volatility, depressed valuations, decreased liquidity and heightened uncertainty, such as what was experienced during the financial crisis that occurred in and around 2008 and more recently in connection with the coronavirus disease 2019 (COVID-19) pandemic. Market conditions such as this are an inevitable part of investing in capital markets and may continue, recur, worsen or spread. Markets may be volatile and values of individual securities and other investments may decline significantly in response to adverse issuer, political, regulatory, market, economic, public health, or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Changes in the financial condition of a single issuer may impact a market as a whole. Changes in value may be temporary or may last for extended periods. Geopolitical risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. Similarly, environmental and public health risks, such as

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natural disasters or epidemics (such as COVID-19), or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. Governments and central banks may take steps to support financial markets, including by keeping interest rates at historically low levels. This and other governmental intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Governments and central banks also may reduce market support activities. Such reduction, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests. Governmental policy and legislative changes also may contribute to decreased liquidity and increased volatility in the financial markets.

The COVID-19 pandemic and efforts to contain its spread have resulted, and may continue to result, in significant disruptions to business operations, supply chains and customer activity, widespread business closures and layoffs, travel restrictions, international, national and local border closings, extended quarantines and stay-at-home orders, event cancellations, service cancellations, reductions and other changes, labor shortages, and significant challenges in healthcare service preparation and delivery, as well as general concern, uncertainty, and social unrest. Global financial markets have experienced, and may continue to experience, significant volatility and severe losses, and the pandemic has resulted in an economic slowdown, which may continue for an extended period of time. The pandemic has accelerated trends toward working remotely and shopping on-line, which may negatively affect the value of office and commercial real estate and the value of investments in other companies and industries that historically have relied on higher concentrations of people working in traditional office and commercial environments. The travel, hospitality, and public transit industries, among others, may suffer long-term negative effects from the pandemic and resulting changes to public behavior. In addition, companies and industries may lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. Although promising COVID-19 vaccines have been released and many global economies have begun to re-open, some countries, including countries with limited access to vaccines, have struggled to control the spread of the virus and re-open their economies. The prevalence of new COVID-19 variants, a failure to achieve herd immunity, or other unforeseen circumstances may result in the continued spread of the virus throughout unvaccinated populations or a resurgence in infections among vaccinated individuals.

Public health crises caused by pandemics, such as the COVID-19 pandemic, may exacerbate other pre-existing political, social, economic, and financial risks. All of these risks may have a material adverse effect on the performance and financial condition of the securities in which a Fund invests, and on the overall performance of the Fund. Other outbreaks of infectious diseases or other public health issues that may arise in the future may have similar or worse effects. The impact of infectious diseases may be greater in countries that do not

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move effectively to control them or that have limited access to vaccines, which may occur because of a lack of health care or economic resources or for political or other reasons.

Governments, including the U.S. federal government, and central banks around the world have taken extraordinary and unprecedented actions to support local and global economies and the financial markets and may continue to do so, but the ultimate impact of these efforts is uncertain, and they may not be successful. Governments’ efforts to limit potential negative economic effects of the COVID-19 pandemic may be altered, delayed, or eliminated at inopportune times for political, policy or other reasons. Central banks may increase their short-term policy rates or begin phasing out, or “tapering,” accommodative monetary policy facilities in the future. The timing, coordination, magnitude and effect of such policy changes on various markets are uncertain, and such changes in monetary policy may adversely affect the value of a Fund’s investments.

In the future, governments may take actions that could affect the overall economy as well as the securities in which the Funds invest, the markets in which they trade, or the issuers of such securities, in ways that are unforeseen. Governmental and quasi-governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. Certain of those policy changes were implemented or considered in response to the COVID-19 pandemic. Changes in government policies or central banks could negatively affect the value and liquidity of a Fund’s investments and cause it to lose money, and there can be no assurance that the initiatives undertaken by governments and central banks will be successful.

The COVID-19 pandemic, and future pandemics, could also impair the information technology and other operational systems upon which the Adviser or a sub-adviser relies, and could otherwise disrupt the ability of a Fund’s service providers to perform essential tasks. Such impacts could impair a Fund's ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of a Fund's service providers, and negatively impact a Fund's performance. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately value its investments.

Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in, or foreign exchange rates with, a different country or region. The rise in protectionist trade policies, and changes to some major international trade agreements and the potential for changes to others, could affect the economies of many countries in ways that cannot necessarily be foreseen at the present time. Political and diplomatic events within the U.S. and abroad, including the current contentious domestic political environment and changes

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in the U.S. presidential administration and Congress, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The United States has developed increasingly strained relations with a number of foreign countries. If relations with certain countries deteriorate, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. Financial markets in the United States and China have been sensitive to the outlook for resolving ongoing U.S.-China trade disputes.

On January 31, 2020, the United Kingdom (“UK”) officially withdrew from the EU, commonly referred to as “Brexit.” Following a transition period, the UK’s post-Brexit trade agreement with the EU went into effect on January 1, 2021. The full impact of Brexit and the nature of the future relationship between the UK and the EU remains uncertain. The effects of Brexit on the UK and EU economies and the broader global economy could be significant, resulting in negative impacts, such as business and trade disruptions, increased volatility and illiquidity, and potentially lower economic growth of markets in the UK, EU and globally, which could negatively impact the value of a Fund’s investments.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty, and there has been a significant increase in the amount of debt due to the economic effects of COVID-19 pandemic and ensuing economic relief and public health measures Economic, political and other developments may result in a further increase in the amount of public debt, including in the United States. The long-term consequences of high public debt are not known.

Interest rates have been unusually low in recent years in the United States and abroad, and central banks reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes. However, over the last year, due to concerns regarding rising inflation in many sectors of the U.S. and global economy, the U.S. and many foreign governments and monetary authorities have raised interest rates and implemented other policy initiatives that are intended to contain the impacts of rising inflation. Rising interest rates may present a particularly greater risk than has historically been the case due to the current period of relatively low rates and the effect of government fiscal and monetary policy initiatives and potential market reaction to those initiatives, or their alteration or cessation. Inflation risk is the uncertainty over the future real value (after inflation) of an investment. A Fund’s investments may not keep pace with inflation, and the value of an investment in a Fund may be eroded over time by inflation.

Extremely low or negative interest rates may persist or become more prevalent. To the extent a Fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the Fund would generate a negative return on that investment. Similarly, negative rates on investments by a fund that is a money market fund would make it difficult for the

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fund to maintain stability in its share price without financial support from the fund’s adviser or other persons. There is no assurance that such support would be provided, which could lead to losses on investments in the fund, including on investments by a Fund that uses the fund as an investment option for the Fund’s uninvested cash. While negative yields may reduce the demand, liquidity and valuation of fixed income investments, investors may be willing to continue to purchase such investments for a number of reasons, including, but not limited to, price insensitivity, arbitrage opportunities across fixed income markets or rules-based investment strategies. If negative interest rates persist or become more prevalent, investors may over time seek to reallocate assets to other income-producing assets or equity investments that pay a dividend, which may cause the price of such instruments to rise while triggering a corresponding decrease in yield and the value of debt instruments over time.

Funds and their advisers, as well as many of the companies in which they invest, are subject to regulation by the federal government. There is a potential for materially increased regulation in the future, as well as higher taxes or taxes restructured to incentivize different activities. These changes, should they occur, may impose added costs on a Fund and its service providers, and affect the businesses of various portfolio companies, in ways that cannot necessarily be foreseen at the present time.

In addition, global climate change may have an adverse effect on the value of securities and other assets, such as real estate. A rise in sea levels, an increase in powerful windstorms and/or a storm-driven increase in flooding could cause coastal properties to lose value or become unmarketable altogether. Large wildfires such as those driven by high winds and prolonged drought have devastated, and in the future may devastate entire communities and may be very costly to any business found to be responsible for the fire or conducting business or operations in affected areas. The current U.S. administration may focus regulatory and public works projects around climate change concerns. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. Losses related to climate change could adversely affect corporate borrowers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax revenues and tourist dollars generated by such properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these effects might unfold. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may never recover their value. Similarly, efforts to address climate change, including increased environmental regulation, may adversely impact individual companies, industries or sectors of the economy, such as energy and manufacturing companies, which could lead to declines in the value of securities and other instruments issued by such companies.

Russia's military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict have had, and could

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continue to have, severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the financial markets. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that provide military or economic support to Russia. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion. To the extent that a Fund has exposure to Russian investments or investments in countries affected by the invasion, the Fund's ability to price, buy, sell, receive or deliver such investments may be impaired. In addition, any exposure that a Fund may have to counterparties in Russia or in countries affected by the invasion could negatively impact the Fund's investments. The extent and duration of military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict. These events have resulted in, and could continue to result in, significant market disruptions, including in certain industries or sectors such as the oil and natural gas markets, and may further strain global supply chains and negatively affect inflation and global growth. These and any related events could significantly impact a Fund's performance and the value of an investment in a Fund beyond any direct exposure a Fund may have to Russian issuers or issuers in other countries affected by the invasion.

Municipal Bond Risk — The Funds that invest in municipal bonds may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of municipal bonds to pay interest or repay principal. In addition, the ability of an issuer to make payments or repay interest may be affected by litigation or bankruptcy. In the event of bankruptcy of such an issuer, a Fund investing in the issuer’s securities could experience delays in collecting principal and interest, and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, a Fund may, in some instances, take possession of, and manage, the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt. Municipal bonds are generally subject to interest rate, credit and market risk.

Because many municipal bonds are issued to finance similar projects (such as those relating to education, health care, housing, transportation, and utilities), conditions in those sectors may affect the overall municipal securities market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. Municipal bonds backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the supporting taxation

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or the inability to collect revenues for the specific project or specific assets. Municipal bonds are subject to the risk that the Internal Revenue Service (the “IRS”) may determine that an issuer has not complied with applicable tax requirements and that interest from the municipal bond is taxable, which may result in a significant decline in the value of the security.

Municipal bonds may be less liquid than taxable bonds and there may be less publicly available information on the financial condition of municipal bond issuers than for issuers of other securities, and the investment performance of a fund investing in municipal bonds may therefore be more dependent on the analytical abilities of the Adviser than if the fund held other types of investments such as stocks or taxable bonds. The secondary market for municipal bonds also tends to be less well-developed or liquid than many other securities markets, a by-product of lower capital commitments to the asset class by the dealer community, which may adversely affect a fund’s ability to sell municipal bonds it holds at attractive prices or value municipal bonds.

Operational Risk - Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Adviser’s and the Sub-Advisers’ control, including instances at third parties. The Fund, the Adviser and the Sub-Advisers seek to reduce these operational risks through control and procedures. However, these measures do not address every possible risk and may be inadequate to address these risk.

ReFlow Liquidity Program — The Fund may participate in a variety of liquidity programs offered by ReFlow Fund, LLC. These include the ReFlow Redemption Service and ReFlow NAVswap, both of which are designed to provide alternative sources of liquidity to funds experiencing net redemptions of their shares. The ReFlow Redemption Service provides participating funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed from the fund and settling the next business day, subject to certain limitations. Following purchases of fund shares, ReFlow then generally redeems those shares when the fund experiences net sales, at the end of a maximum holding period determined by ReFlow, or at other times at ReFlow’s discretion. In the event the Fund uses the ReFlow Redemption Service, the Fund will pay a fee to ReFlow each time ReFlow purchases Fund shares, calculated by multiplying the value of shares ReFlow purchases by a rate determined through an automated daily auction. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of the Fund. ReFlow NAVswap also provides participating funds with a source of cash to meet net shareholder redemptions. ReFlow NAVswap is an International Swaps and Derivatives Association governed total return swap in which a fund receives a return that corresponds to the daily change in the fund’s net asset value. In return, the fund pays one-month Secured Overnight Financing Rate (SOFR) plus a spread. By participating in the ReFlow programs, the Fund may maintain a lower cash balance than might otherwise be required. In an

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environment of declining market values, a fund participating in the ReFlow programs may experience a greater decrease in value than it would if it did not participate in the programs and instead maintained a higher cash balance.

REIT Risk — There is risk that investments in real estate investment trusts (REITs) will make a Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. REITs may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets.

Small Fund Risk — Symmetry Panoramic Municipal Fixed Income Fund and Symmetry Panoramic Alternative Fund currently have fewer assets than larger funds. Thus, like other small funds, inflows and outflows may impact its market exposure. In addition, if a Fund does not attract additional assets, the Fund’s fixed costs will continue to be spread over a small asset base, which could result in increased shareholder expenses (if the Fund were not subject to an expense cap) or force the Fund to liquidate.

Swap Risk — Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay a Fund and the risk that a Fund will not be able to meet its obligations to pay the counterparty to the swap. In addition, there is the risk that a swap may be terminated by a Fund or the counterparty in accordance with its terms. If a swap were to terminate, a Fund may be unable to implement its investment strategies and a Fund may not be able to seek to achieve its investment objective.

U.S. Government Securities Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

Valuation Risk — The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets, or that are valued using a fair value methodology. Because portfolio securities of the Fund may be traded on non-U.S. exchanges, and non-U.S. exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

9.    Concentration of Shareholders:

As of August 31, 2023, the percentage of total shares outstanding held by shareholders of the Funds, which are comprised of individual shareholders and omnibus accounts that are

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AUGUST 31, 2023

held on behalf of various individual shareholders owning 10% or greater of the aggregate total shares outstanding for each Fund, were as follows:

	No. of Shareholders	% Ownership
Symmetry Panoramic US Equity Fund	2	84%
Symmetry Panoramic International Equity Fund	2	85%
Symmetry Panoramic Global Equity Fund	2	85%
Symmetry Panoramic Tax-Managed Global Equity Fund	2	73%
Symmetry Panoramic US Fixed Income Fund	3	90%
Symmetry Panoramic Municipal Fixed Income Fund	4	90%
Symmetry Panoramic Global Fixed Income Fund	2	84%
Symmetry Panoramic Alternatives Fund	4	91%

10.    Indemnifications:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

11.    Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of August 31, 2023, except the following:

As part of the overall strategic plan by the Adviser (“Symmetry”) regarding the Funds advised by Symmetry, Symmetry is proposing to transition the Funds (the “Transition”) to the SEI Advisors’ Inner Circle mutual fund platform (the “SEI Platform”). In order to effect the Transition, the shareholders of the Funds, as of an October 16, 2023 record date, were asked to elect six new members of the Board of Trustees of the Trust (the “Proposal”). If elected, these six new Trustees (the “Nominee Trustees”) would replace the current members of the Board of Trustees of the Trust. Shareholders of all Funds will vote together as a single class on the Proposal with respect to each of the following six Nominee Trustees: William M. Doran; Jon C. Hunt; Thomas P. Lemke; Nichelle Maynard-Elliott; Jay C. Nadel; and Randall S. Yanker. The Proposal was approved by the Trust’s current Board of Trustees on October 24, 2023, and a Definitive Proxy Statement on Schedule 14A to solicit the approval of the Proposal by the Shareholders of the Funds was filed with the Securities & Exchange Commission on October 25, 2023. The Special Meeting of the Shareholders of the Funds is scheduled to be held on December 26, 2023, and, if the Proposal is approved by the shareholders of the Funds at this Special Meeting of the Shareholders, then the election of the six new Trustees will be effective immediately thereafter on December 26, 2023.

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Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Symmetry Panoramic Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Symmetry Panoramic US Equity Fund, Symmetry Panoramic International Equity Fund, Symmetry Panoramic Global Equity Fund, Symmetry Panoramic Tax-Managed Global Equity Fund, Symmetry Panoramic US Fixed Income Fund, Symmetry Panoramic Municipal Fixed Income Fund, Symmetry Panoramic Global Fixed Income Fund, and Symmetry Panoramic Alternatives Fund (the “Funds”), each a series of Symmetry Panoramic Trust, as of August 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years or periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2018.

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Report of Independent Registered Public Accounting Firm

COHEN & COMPANY, LTD.

Cleveland, Ohio

October 30, 2023

(This Page Intentionally Left Blank.)

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TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

Set forth below are the names, year of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is Symmetry Partners, LLC, 151 National Drive, Glastonbury, Connecticut 06033. Trustees who are deemed not to be “interested persons” of the Trust are referred

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served
INTERESTED TRUSTEE
John McDermott (1962)	Chairman, Trustee and President	Trustee (Since 2018)
INDEPENDENT TRUSTEES
Tracie Ahern (1968)	Trustee	Trustee (Since 2018)

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TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

to as “Independent Trustees.” The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-844-796-3863. The following chart lists Trustees and Officers as of August 31, 2023:

Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held in the Past Five Years

Consultant, Chief Investment Strategist, Symmetry Partners, LLC (2005-present); Professor, Department of Finance, Fairfield University School of Business (2005-present).

Qualifications: Dr. McDermott’s experience

includes research on hedging, market liquidity, and index reconstitution, which has been published in notable financial journals including the Journal of Banking and Finance, Journal of Financial Markets, Journal of Futures Market, and Journal of Index Investing. Dr. McDermott also serves as a member of the Index Committee for Janus-Henderson Index and Calculation Services. Dr. McDermott earned a BS (Engineering) from the US Coast Guard Academy, MBA (Finance) from Columbia University, and PhD. (Finance) from the University of Connecticut.

	8	None.

Chief Financial Officer, PineBridge Investments (April 2019 - Present); Principal, Danesmead Partners (July 2016- April 2019). Qualifications: Ms. Ahern’s experience includes serving as an Independent Trustee on the boards of mutual funds and private equity/hedge funds. She also has served on several executive committees for several institutions, including Brightwood Capital Advisors LLC. Ms. Ahern is a Certified Public Accountant and has significant experience with SEC Regulatory Reporting including Public Company Financial Reporting.	8	None.

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TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served
INDEPENDENT TRUSTEES (Continued)
Jack Jennings (1957)	Trustee	Trustee (Since 2018)
Thomas P. Lemke (1954)	Trustee	Trustee (Since 2018)
Fred Naddaff (1958)	Trustee	Trustee (Since 2018)

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TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held in the Past 5 Years

Executive Dean for Administration, Harvard Graduate School of Education (2008- present). Qualifications: Mr. Jennings has 32 years of financial planning and management experience. He also has more than 20 years of experience directing, developing, and implementing strategic plans and organizational change. Mr. Jennings also has 18 years of experience in higher education, including 4 years of experience as undergraduate management professor.	8	None.
Retired (2013-present). Qualifications: Mr. Lemke’s experience includes serving as an Independent Trustee on boards of mutual funds. He serves as Chair of a Board Governance Committee. Mr. Lemke also is a former co-chair of the Investment Management Group at Morgan, Lewis & Bockius, LLP. In addition, Mr. Lemke’s experience includes serving as General Counsel and Head of Governance at Legg Mason, Inc.	8	Independent Director, J.P. Morgan Exchange Traded Funds; Independent Director, SEI Advisors Inner Circle Fund III.
Retired; Chief Operating Officer of Transfer Agency and Investor Services, FIS Global Asset Management (2012-2018). Qualifications: Mr. Naddaff’s experience includes a 40 year career in the financial services industry. He has experience in all aspects of mutual fund operations, fund accounting, administration, regulatory and compliance. In addition to FIS Global, he has held senior management positions at Citi Fund Services, BISYS Fund Services and First Data Investor Services Group.	8	None.

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TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

Name and Year of Birth	Position(s) Held with the Trust
OFFICERS
John McDermott (1976)	President
Andrew Metzger (1980)	Treasurer, Principal Financial Officer
Carlyn Edgar (1963)	Chief Compliance Officer
Rebecca Cioban (1984)	Vice President
Timothy Richards (1973)	Chief Legal Officer, Secretary
Zachary Tackett (1988)	Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer

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TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

Consultant, Chief Investment Strategist, Symmetry Partners, LLC (2005-present); Professor, Department of Finance, Fairfield University School of Business (2005-present).	8	None.
Director of Fund Accounting, SEI Investments, (2020-present); Senior Director, Embark (2019-2020); Senior Manager, PricewaterhouseCoopers LLP (2002-2019).	8	None.
Senior Vice President, Apex Fund Services (2008- present).	8	None.
Associate Director (January 2020-present); Senior Research Associate, Symmetry Partners, LLC (2017-2020).	8	None.
Chief Compliance Officer, Symmetry Partners, LLC (December 2019-present); Chief Compliance Officer, Apella Capital, LLC (June 2018-present); Director, Chenery Compliance Group (2017-2018)	8	None.
Senior Counsel, Apex Fund Services (2019-present); Counsel, Atlantic Fund Services (2014-2019).	8	None.

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DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for Fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from March 1, 2023 to August 31, 2023.

The table on the next page illustrates your Fund’s costs in two ways:

□    Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

□    Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

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DISCLOSURE OF FUND EXPENSES (Unaudited) - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire transfers, redemption fees, or returned checks. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/23	Ending Account Value 8/31/23	Annualized Expense Ratios	Expenses Paid During Period*
Symmetry Panoramic US Equity Fund
Class I Shares
Actual Fund Return	$1,000.00	$1,070.00	0.55%	$2.87
Hypothetical 5% Return	$1,000.00	$1,022.43	0.55%	$2.80
Symmetry Panoramic International Equity Fund
Class I Shares
Actual Fund Return	$1,000.00	$1,043.70	0.65%	$3.35
Hypothetical 5% Return	$1,000.00	$1,021.93	0.65%	$3.31
Symmetry Panoramic Global Equity Fund
Class I Shares
Actual Fund Return	$1,000.00	$1,058.40	0.56%	$2.91
Hypothetical 5% Return	$1,000.00	$1,022.38	0.56%	$2.85
Symmetry Panoramic Tax-Managed Global Equity Fund
Class I Shares
Actual Fund Return	$1,000.00	$1,066.00	0.42%	$2.19
Hypothetical 5% Return	$1,000.00	$1,023.09	0.42%	$2.14
Symmetry Panoramic US Fixed Income Fund
Class I Shares
Actual Fund Return	$1,000.00	$1,012.20	0.41%	$2.08
Hypothetical 5% Return	$1,000.00	$1,023.14	0.41%	$2.09
Symmetry Panoramic Municipal Fixed Income Fund
Class I Shares
Actual Fund Return	$1,000.00	$1,008.80	0.41%	$2.08
Hypothetical 5% Return	$1,000.00	$1,023.14	0.41%	$2.09
Symmetry Panoramic Global Fixed Income Fund
Class I Shares
Actual Fund Return	$1,000.00	$1,016.60	0.43%	$2.19
Hypothetical 5% Return	$1,000.00	$1,023.04	0.43%	$2.19
Symmetry Panoramic Alternatives Fund
Class I Shares
Actual Fund Return	$1,000.00	$1,013.30	0.50%	$2.54
Hypothetical 5% Return	$1,000.00	$1,022.69	0.50%	$2.55

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

SYMMETRY PANORAMIC TRUST
AUGUST 31, 2023 (UNAUDITED)

BOARD CONSIDERATION OF THE CONTINUANCE OF THE INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

Symmetry Panoramic U.S. Equity Fund	Symmetry Panoramic US Fixed Income Fund
Symmetry Panoramic International Equity Fund	Symmetry Panoramic Municipal Fixed Income Fund
Symmetry Panoramic Global Equity Fund	Symmetry Panoramic Global Fixed Income Fund
Symmetry Panoramic Tax-Managed Global Equity Fund	Symmetry Panoramic Alternatives Fund

(collectively, the “Funds”)

At a meeting of the Board of Trustees (the “Trustees” or the “Board”) of Symmetry Panoramic Trust (the “Trust”) held on April 25, 2023 (the “Meeting”), the Trustees, including those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of the Trust (the “Independent Trustees”), approved the continuance for an additional year of:

(1)    the investment advisory agreement (the “Advisory Agreement”) between Symmetry Partners, LLC (“Symmetry”) and the Trust, on behalf of the Funds, pursuant to which Symmetry provides the Funds with investment advisory services;

(2)    the investment sub-advisory agreement between Symmetry and AQR Capital Management, LLC (“AQR”), pursuant to which AQR provides investment sub-advisory services to the Symmetry Panoramic US Equity Fund, Symmetry Panoramic International Equity Fund, and Symmetry Panoramic Global Equity Fund (the “AQR Sub-Advised Funds”); and

(3)     the investment sub-advisory agreement between Symmetry and Dimensional Fund Advisors LP (“DFA” and, with AQR, each a “Sub-Adviser” and, together, the “Sub-Advisers”), pursuant to which DFA provides investment sub-advisory services to the Symmetry Panoramic US Equity Fund, Symmetry Panoramic International Equity Fund, and Symmetry Panoramic Global Equity Fund (the “DFA Sub-Advised Funds”)(the AQR Sub-Advised Funds and the DFA Sub-Advised Funds referred herein individually as a “Sub-Advised Fund” and collectively as the “Sub-Advised Funds”).

    In response to requests made on behalf of the Independent Trustees by independent legal counsel, the Board received and reviewed, prior to the Meeting, materials specifically prepared for the Board’s annual review of the Advisory Agreement from Symmetry, and the Board’s annual review of each investment sub-advisory agreement with AQR and with DFA (each a “Sub-Advisory Agreement” and, together, the “Sub-Advisory Agreements”) from AQR and DFA, respectively, and from Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent, and quality of services provided by Symmetry and the

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AUGUST 31, 2023 (UNAUDITED)

Sub-Advisers; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks; an analysis of the fees and expense ratios of the Funds in absolute terms and as compared to those of certain peer funds; a description of the profitability of Symmetry and the Sub-Advisers; and a description of indirect benefits received by Symmetry and the Sub-Advisers as a result of their relationships with the Funds. The Board also received oral presentations at the Meeting from representatives of Symmetry, the Sub-Advisers and Broadridge on the materials and other information that each had provided to the Board.

    The information prepared specifically for the annual review of the Advisory Agreement and the Sub-Advisory Agreements (collectively, the “Agreements”) supplemented the information provided to the Board throughout the year. The Board met regularly during the year and the information provided and topics discussed at such meetings were relevant to the review of the Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Funds; compliance, regulatory, and risk management matters; the trading practices of Symmetry and the Sub-Advisers; valuation of securities; fund expenses; and overall market and regulatory developments. The Independent Trustees considered the review of the Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience they had gained during their tenure on the Board governing the Funds and working with Symmetry and the Sub-Advisers in their review of the Agreements. Symmetry and the Sub-Advisers provided all information requested on behalf of the Board and the Board reasonably believes that it received such information as may reasonably be necessary to evaluate the terms of the Advisory Agreement and the Sub-Advisory Agreements.

    The Independent Trustees were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel without representatives from Symmetry and the Sub-Advisers present. In connection with their annual review, the Independent Trustees also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Agreements.

    In deciding to continue the Agreements, the Independent Trustees did not identify a particular factor or information as determinative or controlling to its evaluation; rather, the decision reflected the comprehensive consideration of all the information provided, and each Trustee may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information the Board considered in deciding to continue the Agreements and its conclusions.

    The nature, extent, and quality of the services provided. The Board considered the nature, extent, and quality of the services provided by Symmetry to the Funds and by the Sub-Advisers to the Sub-Advised Funds. The Board considered the investment strategies of each

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AUGUST 31, 2023 (UNAUDITED)

Fund and Symmetry and each Sub-Adviser’s expertise with respect to such strategies; the experience, capability, and integrity of Symmetry and each Sub-Adviser’s respective senior management; the financial resources of Symmetry and the Sub-Advisers; the continuous and regular management and services provided by Symmetry and the Sub-Advisers and the risks assumed and borne; and the professional qualifications of the portfolio management teams of Symmetry and the Sub-Advisers.

    The Board considered that each Fund is managed as a multi-factor fund providing exposure to different managers that, in Symmetry’s view, are best able to deliver certain factor exposures as identified by Symmetry, and that Symmetry accesses these investment managers on behalf of the Funds either through investment in other registered investment companies or by entering into a sub-advisory relationship with one or more investment managers pursuant to which the sub-adviser is responsible for advising an allocated portion of a Fund’s assets. The Board noted that, in implementing each Fund’s investment strategy, Symmetry combines the Fund’s investments in other registered investment companies with any sub-advised positions to gain a more complete set of market and factor exposures for the Fund and manages investment and sub-adviser rebalances and transitions within the Fund’s portfolio. The Board noted that Symmetry’s advisory fee serves as compensation for these services as well as other services it provides to the Funds, including: development, implementation and monitoring of each Fund’s investment program, assessing each Fund’s investment objectives and policies, composition, investment style and investment process, and development and evaluation of strategic initiatives with respect to the Funds; as a “manager of managers,” selecting sub-advisers for the Funds and monitoring such sub-advisers’ implementation of and adherence to each Fund’s investment objectives, policies, and restrictions; providing a continuous investment program for each Fund and making determinations with respect to the investment of a Fund’s assets, including day-to-day management of the Fund or portions thereof; reviewing brokerage matters; generally overseeing compliance by the Trust; carrying out directives of the Board as they relate to each Fund; and making its employees available to serve as trustees and officers of the Trust. The Board further noted the services Symmetry provides to the Funds in the form of oversight of the services provided by the Funds’ custodian, administrator, transfer agent, independent accountant and legal counsel and supervision of the performance of recordkeeping and shareholder relations functions of the Funds. The Board considered that Symmetry’s management services also include, among other things, the provision of supervisory, compliance, and administrative services to each Fund. The Board noted that Symmetry has continued to commit significant resources toward the fund complex and has made substantial investments to improve the services offered by Symmetry, which benefit Fund shareholders.

    With respect to its consideration of each Sub-Advisory Agreement, the Board considered Symmetry’s reasons for recommending that each Sub-Adviser continue to serve as a sub-adviser to each of the Sub-Advised Funds, including Symmetry’s due diligence concerning and previous and ongoing experience with each Sub-Adviser. The Board noted that under each Sub-Advisory Agreement, each Sub-Adviser, subject to the oversight of the

SYMMETRY PANORAMIC TRUST
AUGUST 31, 2023 (UNAUDITED)

Trustees and the supervision of Symmetry, is responsible for, among other things: making investment decisions on behalf of each Sub-Advised Fund with respect to its allocated portion of such Sub-Advised Fund, placing orders with brokers or dealers for the purchase and sale of investments, and performing other related functions.

    The Board also considered the compliance and operational resources of Symmetry and the Sub-Advisers. The Board considered Symmetry and each Sub-Adviser’s commitment to compliance with applicable laws and regulations and the Trust’s compliance policies and procedures, including recent and ongoing implementation of various enhancements to their compliance programs. The Trustees also considered Symmetry and each Sub-Adviser’s operational infrastructure, including their risk management, technology and cybersecurity controls and systems. In this regard, the Trustees noted the continued ability of Symmetry and the Sub-Advisers’ personnel to provide services to the Funds from remote work environments, as necessary, in connection with the COVID-19 pandemic. Further, the Board considered the financial position of Symmetry and the Sub-Advisers in evaluating their ability to continue to meet their obligations to the Funds and provide a high level of services to the Funds under the Agreements.

    Based on the factors discussed above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent, and quality of the services provided to the Funds by Symmetry and the Sub-Advisers.

    Performance. The Board considered the performance of each Fund in light of its investment objective. The Board reviewed reports prepared by Broadridge, which included information comparing each Fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”) for various periods ended December 31, 2022. The Broadridge reports provided to the Board described the methodology used to select the Performance Group and the Broadridge representatives discussed that methodology with the Trustees at the Meeting. The Board noted that Broadridge ranks funds against their Performance Group and Performance Universe in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. The Board noted that total return performance of the Funds was variously above, at and below the relevant Performance Group and Performance Universe medians for the time periods measured. Symmetry reviewed with the Board the factors that contributed to and detracted from each Fund’s performance and the Board noted Symmetry’s views that the performance of each Fund generally was in line with tolerances accepted by Symmetry over longer periods and that the Board regularly had been updated on each Fund’s performance through the performance information provided by Symmetry and each Sub-Adviser at each of the Board’s quarterly meetings. In reviewing the Funds’ performance, the Board noted that while Symmetry may not have outperformed Symmetry’s respective benchmarks for the Funds for the periods under evaluation, Symmetry’s strategies are not index-based and, thus, the Funds are not designed to track an index and Symmetry uses the Funds’ respective benchmarks as a reference point, rather than as a strict comparison. The Board further

SYMMETRY PANORAMIC TRUST
AUGUST 31, 2023 (UNAUDITED)

took into account Symmetry’s view that each Fund was providing the multi-factor exposure it was designed to provide. The Board also took into account the Funds’ performance in the context of the performance of the equity and bond markets, and the impact of the COVID-19 coronavirus on domestic and international markets. The Board noted that the Funds have had relatively short operating histories over which to evaluate Symmetry and each Sub-Adviser’s performance and that the Board would continue to monitor each Fund’s performance in the coming year, noting that it receives regular reports regarding the Funds’ performance at its quarterly meetings. The Board further noted that the usefulness of performance comparisons may be affected by a number of factors, including that the investment limitations and policies applicable to a Fund may be different than those applicable to the funds included in a Fund’s Performance Group and Performance Universe. The Board also recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results.

    Advisory fees, sub-advisory fees, and expense ratios. The Board considered the advisory and sub-advisory fees and expense ratios of each Fund. The Board reviewed reports prepared by Broadridge, which included information comparing each Fund’s advisory fee and net expense ratio with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”). The Board noted that the contractual advisory fees for the Symmetry Panoramic Alternatives Fund and the Symmetry Panoramic Municipal Fixed Income Fund were toward the high end of the range for the Expense Group and Expense Universe but that, due to Symmetry’s commitment to waive a portion of its advisory fee and otherwise limit the Funds’ expenses, the overall net expense ratios for these Funds were, respectively, well below the median of and generally in line with their Expense Groups and Expense Universes. The Board also noted that the contractual advisory fees for the Symmetry Panoramic Global Equity Fund, the Symmetry Panoramic Global Fixed Income Fund, the Symmetry Panoramic International Equity Fund, the Symmetry Panoramic Tax-Managed Global Equity Fund, the Symmetry Panoramic US Equity Fund, and the Symmetry Panoramic US Fixed Income Fund were in line with their Expense Groups and Expense Universes and, after fee waivers and expense limitations, the overall net expense ratios for the Funds were, respectively, well below the median of their Expense Groups and Expense Universes. With respect to the Symmetry Panoramic Alternatives Fund, the Board took into account Symmetry’s explanation that the Fund’s strategy is unique and that its Expense Group and Expense Universe do not necessarily reflect appropriate comparisons, and, further, that the Fund has not yet experienced the same levels of inflows as the other Funds. The Board further took into account that Symmetry is continuing to subsidize each Fund’s expenses to a significant extent.

    The Board noted that, consistent with their investment strategies, the Funds make investments in other registered investment companies and, as a result, would bear their pro rata share of the fees and expenses of such other companies. The Board further noted that the Funds’ advisory fees are based on services that Symmetry provides to the Funds that are in addition to, not duplicative of, the services provided to the underlying investment

SYMMETRY PANORAMIC TRUST
AUGUST 31, 2023 (UNAUDITED)

companies by their investment advisers. The Board noted that, with respect to each Fund, Symmetry contractually agreed to waive its management fee so as to cap the aggregate management fee retained by Symmetry with respect to each Fund after payment of sub-advisory fees and, separately, contractually agreed to reduce each Fund’s fees and absorb expenses of each Fund so as to limit total annual Fund operating expenses, in each case through at least December 31, 2023. The Board considered that the net advisory fees for the Symmetry Panoramic Tax-Managed Global Equity Fund and Symmetry Panoramic Alternatives Fund are higher than the net advisory fees of the other Funds, and that such difference was in recognition of the additional tax management services and additional due diligence and monitoring services, respectively, provided to those Funds. The Board noted that Symmetry’s commitment of resources to the Funds resulted in it assuming entrepreneurial and other risks, for which it may reasonably seek to be compensated.

    With respect to Symmetry’s oversight of the Sub-Advisers, the Board noted that Symmetry, as a “manager of managers,” must select, oversee and monitor each Sub-Adviser, as well as negotiate a sub-advisory fee rate for each Sub-Advised Fund. In reviewing the fairness of each Sub-Advised Fund’s sub-advisory fee rate, the Board observed that Symmetry pays the fee directly out of its management fee and, as a result, the sub-advisory fee rate materially impacts Symmetry’s profitability with respect to the Sub-Advised Funds. Accordingly, the Board reasoned that Symmetry would have negotiated at arm’s length for a competitive rate. With respect to AQR, the Board noted the breakpoint structure for each Sub-Advised Fund’s sub-advisory fee. With respect to DFA, the Board noted the breakpoint structure for the Symmetry Panoramic US Equity Fund and the Symmetry Panoramic Global Equity Fund. With respect to the Symmetry Panoramic International Equity Fund, the Board noted that, while DFA has been approved as a sub-adviser for the Fund, no assets of the Fund had been allocated to it for management to date. The Board also noted that, to date, DFA manages only U.S. equities within its allocated portion of the Symmetry Panoramic Global Equity Fund. The Board considered the sub-advisory fees paid to each Sub-Adviser in relation to the fees paid to Symmetry by the Sub-Advised Funds and the respective services provided by the Sub-Advisers and Symmetry. The Board considered the meaningful differences in the services that Symmetry provides to the Sub-Advised Funds as compared to the services provided by the Sub-Advisers.

    On the basis of these and other considerations, the Board determined that the advisory fee rate paid by each Fund to Symmetry, including, with respect to the Sub-Advised Funds, as portioned between Symmetry and each of the Sub-Advisers under the Agreements, was reasonable in light of the services provided and the risks borne by Symmetry and each Sub-Adviser, respectively.

    Profitability. With respect to the profitability of the Funds to Symmetry, the Board reviewed aggregate and per Fund profitability data, including the management fees earned by Symmetry and the expenses paid by Symmetry out of such management fees. In discussing the fee arrangements between Symmetry and each Sub-Adviser, the Board noted that Symmetry pays each Sub-Adviser out of the advisory fee it receives from the Sub-

SYMMETRY PANORAMIC TRUST
AUGUST 31, 2023 (UNAUDITED)

Advised Funds. The Board also reviewed information comparing each Fund’s fee to the fees paid by comparable funds. The Board also considered Symmetry’s contractual arrangement to waive its advisory fee and/or reimburse expenses in an effort to control the expense ratios of the Funds. As part of this discussion, the Board recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining management stability and accountability. The Board further recognized the difficulty in evaluating an investment adviser’s profitability with respect to the funds that the adviser manages in the context of an adviser with multiple lines of business, and noted that profitability methodologies vary across the industry and that court decisions have permitted investment advisers and their affiliates to use a wide variety of approaches in allocating costs and calculating profitability and have not prescribed any particular methodology. Based on its review, in the context of its full deliberations, the Board concluded the profitability to Symmetry from each Fund is not unreasonable or excessive.

    Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Funds grow. The Board considered for each Fund whether economies of scale were realized, noting the fees waived and expenses reimbursed by Symmetry during the period. Based on its consideration of the factors above, the Board determined that there was a reasonable sharing of any realized economies of scale under the advisory and sub-advisory fee schedules at the present time. The Board determined to continue to assess on an ongoing basis whether the aggregate advisory fee for each Fund appropriately takes into account any economies of scale that had been realized as a result of any significant asset growth of a Fund.

    Benefits to Symmetry, the Sub-Advisers, and their affiliates from their relationships with the Funds. The Board considered other benefits derived by Symmetry, the Sub-Advisers, and their affiliates from their relationships with the Funds. The Board noted that, although Symmetry and each Sub-Adviser has the ability to realize soft dollar benefits from its relationship with the Funds, none currently do so. The Board also considered the potential benefits flowing to Symmetry from sponsoring its own family of mutual funds and how the Funds may be used in delivering investment advisory services to Symmetry’s other clients. Based on its review, the Board determined that any “fall-out” benefits and other types of benefits that may accrue to Symmetry and the Sub-Advisers are fair and reasonable. The Board noted that it would have the opportunity to review the appropriateness of these benefits over time.

    Other considerations. The Board considered the investment objective and strategy of each Fund and noted that Symmetry believed the Funds enhance Symmetry’s product offerings. The Board noted that Symmetry had made a substantial commitment to the development of the strategy represented by each Fund and to the recruitment and retention of high-quality personnel, and maintained the financial, compliance, and operational resources reasonably necessary to manage each Fund in a professional manner that is consistent with the best interests of each Fund and its respective shareholders. In this regard, the Board

SYMMETRY PANORAMIC TRUST
AUGUST 31, 2023 (UNAUDITED)

favorably considered Symmetry’s procedures and policies to enforce compliance with applicable laws and regulations and, with respect to the Sub-Advised Funds, oversee the sub-advisory activities of the Sub-Advisers. The Board also noted that Symmetry had made a significant entrepreneurial commitment to the development, management, and success of the Funds and assumed commensurate risk.

    Conclusion. After consideration of the factors described above, as well as other factors, the Board, including all of the Independent Trustees, concluded that the terms of the Agreements evidenced substantial due diligence, arm’s length negotiation, and were consistent with the interests of the Funds and investors.

SYMMETRY PANORAMIC TRUST
AUGUST 31, 2023

Notice to Shareholders (Unaudited)

For shareholders that do not have an August 31, 2023 tax year end, this notice is for informational purposes only. For shareholders with an August 31, 2023 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal period ended August 31, 2023, the Fund is designating the following items with regard to distributions paid during the period:

	Return of Capital	Long Term Capital Gain Distributions	Ordinary Income Distributions	Tax-Exempt Income Distributions(6)	Total Distributions
Symmetry Panoramic US Equity Fund	0.00%	67.73%	32.27%	0.00%	100.00%
Symmetry Panoramic International Equity Fund	0.00%	0.00%	100.00%	0.00%	0.00%
Symmetry Panoramic Global Equity Fund	0.00%	50.80%	49.20%	0.00%	100.00%
Symmetry Panoramic Tax-Managed Global Equity Fund	0.00%	0.00%	100.00%	0.00%	100.00%
Symmetry Panoramic US Fixed Income Fund	0.00%	0.00%	100.00%	0.00%	100.00%
Symmetry Panoramic Municipal Fixed Income Fund	0.00%	0.00%	2.32%	97.68%	100.00%
Symmetry Panoramic Global Fixed Income Fund	0.00%	0.00%	100.00%	0.00%	100.00%
Symmetry Panoramic Alternatives Fund	0.00%	0.00%	100%	0.00%	100%

	Dividends Qualifying for Corporate Dividend Received Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Qualified Short-Term Capital Gain(5)
Symmetry Panoramic US Equity Fund	63.24%	66.03%	0.00%	0.00%	0.00%
Symmetry Panoramic International Equity Fund	0.19%	72.62%	0.00%	0.00%	0.00%
Symmetry Panoramic Global Equity Fund	30.56%	71.67%	0.00%	0.00%	0.00%
Symmetry Panoramic Tax-Managed Global Equity Fund	36.57%	77.85%	0.00%	0.00%	0.00%
Symmetry Panoramic US Fixed Income Fund	0.00%	0.00%	0.00%	0.00%	0.00%
Symmetry Panoramic Municipal Fixed Income Fund	0.00%	0.00%	0.00%	0.00%	0.00%
Symmetry Panoramic Global Fixed Income Fund	0.00%	0.00%	0.00%	0.00%	0.00%
Symmetry Panoramic Alternatives Fund	0.14%	0.85%	0.00%	0.00%	0.00%

The Funds intend to pass through foreign tax credit to shareholders. For the fiscal year ended August 31, 2023, the total amounts of foreign source income for the Symmetry Panoramic International Equity Fund, Symmetry Panoramic Tax-Managed Global Equity Fund and Symmetry Panoramic Global Fixed Income Fund were $7,054,953, $2,474,252 and $2,163,934, respectively. The total amounts of foreign taxes paid for the Symmetry Panoramic International Equity Fund, Symmetry Panoramic Tax-Managed Global Equity Fund and Symmetry Panoramic Global Fixed Income Fund were $394,295, $99,867 and $47,392, respectively.

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

SYMMETRY PANORAMIC TRUST
AUGUST 31, 2023

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income.

(4)

The percentage in this column represents the amount of “Interest Related Dividend” and is reflected as a percentage of ordinary income distributions. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.

(5)

The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short term capital gain distributions that is exempted from U.S. withholding tax when paid to foreign investors.

(6)

“Tax-exempt income distributions” represents the amount of interest that was derived from state exempt obligations and distributed during the fiscal year. This amount is reflected as a percentage of total distributions. Generally, interest from state obligations is exempt from state income tax. However, for shareholders of the Symmetry Panoramic Municipal Fixed Income Fund who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

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Symmetry Panoramic Funds

P.O. Box 588

Portland, ME 04112

1-844-796-3863

Investment Adviser:

Symmetry Partners, LLC

151 National Drive

Glastonbury, CT 06033

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

K&L Gates LLP

1601 K Street, NW

Washington, DC 20006-1600

Independent Registered Public Accounting Firm:

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an
effective prospectus.

SYM-AR-001-0300

(b)	Not applicable.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, comptroller or principal accounting officer or any person who performs a similar function.

Item 3. Audit Committee Financial Expert.

(a) (1) The Registrant’s Board of Trustees has determined that the Registrant has an audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial expert Tracie Ahern is an independent trustee as defined in Form N-CSR Item 3 (a) (2).

Item 4. Principal Accountant Fees and Services.

Fees billed by Cohen & Company, Ltd (Cohen) related to the Registrant.

Cohen billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		2023			2022
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$110,000	N/A	N/A	$101,500	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$28,750	N/A	N/A	$26,750	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

(e)(1) The Trust’s Audit Committee must pre-approve all audit and non-audit services provided by the Trust’s independent registered public accounting firm (the "Auditor") relating to the operations or financial reporting of the funds. The Trust’s Audit Committee has adopted, and the Board of Trustees has ratified, an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the Audit Committee’s considerations of audit-related and non-audit services provided by the Auditor. As a general matter, the Policy requires that the Audit Committee shall pre-approve all audit services and permissible non-audit services rendered to a fund or to the Adviser or its Affiliated Persons that provide ongoing services to the Funds if such engagement relates to the operations and financial reporting of the Trust.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2023	2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)       Not Applicable.

(g)       The aggregate non-audit fees and services billed by Cohen for the fiscal years 2023 and 2022 were $28,750 and $26,750, respectively.

(h)       During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant either to the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant, were pre-approved by the audit committee of the Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i)       Not Applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j)       Not Applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR § 240.3b-4.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Investments.

The Schedules of Investments are included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant currently does not have in place procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Exchange Act (17 CFR § 270.30a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification of each principal executive officer and principal financial officer of the Registrant, as required by Rule 30a-2(a) under the 1940 Act (17 CFR § 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the 1940 Act (17 CFR § 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Symmetry Panoramic Trust

By	/s/ John McDermott
John McDermott
President
Date: November 8, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ John McDermott
John McDermott
President
Date: November 8, 2023

By	/s/ Andrew Metzger
Andrew Metzger
Treasurer & Principal Financial Officer
Date: November 8, 2023